EXECUTION VERSION





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                        CREDIT FACILITY PROVIDING FOR A
                                US$105,000,000
               SENIOR SECURED REDUCING REVOLVING CREDIT FACILITY

                            TO BE MADE AVAILABLE TO
                        MATSON NAVIGATION COMPANY, INC.

                                      BY

                   and the Banks and Financial Institutions
                     identified on Schedule 1, as Lenders

                                      AND

                               DnB NOR BANK ASA,
                      acting through its New York Branch,
            as Arranger, Administrative Agent and Security Trustee,


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                              as of June 28, 2005








CONTENTS
                                                                          PAGE


1.  DEFINITIONS................................................................1
    1.1      Specific Definitions..............................................1
    1.2      Computation of Time Periods; Other Definitional
             Provisions.......................................................13
    1.3      Accounting Terms.................................................13
    1.4      Certain Matters Regarding Materiality............................13
    1.5      Forms of Documents...............................................13
2.  REPRESENTATIONS AND WARRANTIES............................................13
    2.1      Representations and Warranties...................................13
      (a)    Due Organization and Power.......................................13
      (b)    Authorization and Consents.......................................14
      (c)    Binding Obligations..............................................14
      (d)    No Violation.....................................................14
      (e)    Filings; Stamp Taxes.............................................14
      (f)    Litigation.......................................................14
      (g)    No Default.......................................................14
      (h)    Vessel...........................................................15
      (i)    Citizenship......................................................15
      (j)    Insurance........................................................15
      (k)    Financial Information............................................15
      (l)    Tax Returns......................................................15
      (m)    ERISA............................................................15
      (n)    Chief Executive Office...........................................16
      (o)    Foreign Trade Control Regulations................................16
      (p)    Environmental Matters and Claims.................................16
      (q)    Compliance with ISM Code, ISPS Code and MTSA.....................17
      (r)    No Threatened Withdrawal of DOC, ISSC or SMC.....................17
      (s)    Liens............................................................17
      (t)    Indebtedness.....................................................17
      (u)    No Proceedings to Dissolve.......................................17
      (v)    Solvency.........................................................17
      (w)    Compliance with Laws.............................................18
      (x)    Survival.........................................................18
3.  THE ADVANCES..............................................................18
      (a)    Purposes.........................................................18
      (b)    Making of the Advances...........................................18
    3.2      Drawdown Notice..................................................19
    3.3      Effect of Drawdown Notice........................................19
    3.4      Notation of Advances.............................................19
4.  CONDITIONS................................................................20
    4.1      Conditions Precedent to this Credit Agreement....................20
    4.2      Conditions Precedent to the Availability of the
             Facility and the Initial Advance.................................20
      (a)    Corporate Authority..............................................20
      (b)    The Vessel.......................................................20
      (c)    Security Documents...............................................21
      (d)    Building Contract................................................21
      (e)    Recording of the Mortgage........................................21
      (f)    Delivered Cost...................................................21
      (g)    Debt Agreements..................................................21
      (h)    ISM DOC and ISSC.................................................21
      (i)    Environmental Claims.............................................22
      (j)    Fees.............................................................22
      (k)    Compliance Certificate...........................................22
      (l)    Evidence of Rating...............................................22
      (m)    Promissory Note..................................................22
      (n)    Legal Opinions...................................................22
    4.3      Further Conditions Precedent.....................................22
      (a)    Drawdown Notice..................................................22
      (b)    Representations and Warranties...................................22
      (c)    No Event of Default..............................................22
      (d)    No Change in Laws................................................22
      (e)    No Material Adverse Effect.......................................23
    4.4      Breakfunding Costs...............................................23
    4.5      Satisfaction after Drawdown......................................23
5.  REPAYMENT AND PREPAYMENT..................................................23
    5.1      Repayment........................................................23
    5.2      Scheduled Reductions of the Facility.............................23
    5.3      Voluntary Prepayment; Re-borrowing...............................23
    5.4      Optional Permanent Reduction of Facility.........................24
    5.5      Mandatory Prepayments............................................24
      (a)    Sale or Loss of Vessel...........................................24
      (b)    Breach of Financial Covenant.....................................24
      (c)    Impossibility; Illegality; Actual or Asserted
             Invalidity.......................................................24
    5.6      Interest and Costs with Prepayments/Application
             of Prepayments...................................................25
    5.7      Pro-rata Reduction of Commitments................................25
6.  INTEREST AND RATE.........................................................25
    6.1      Applicable Rate..................................................25
    6.2      Default Rate.....................................................25
    6.3      Interest Periods.................................................25
    6.4      Interest Payments................................................26
7.  PAYMENTS .................................................................26
    7.1      Place of Payments, No Set Off....................................26
    7.2      Tax Credits......................................................27
    7.3      Sharing of Setoffs...............................................27
    7.4      Computations; Banking Days.  (a).................................28
8.  EVENTS OF DEFAULT.........................................................28
    8.1      Events of Default................................................28
      (a)    Non-Payment of Principal.........................................28
      (b)    Non-Payment of Interest or Other Amounts.........................28
      (c)    Representations..................................................28
      (d)    Mortgage.........................................................28
      (e)    Certain Covenants................................................29
      (f)    Covenants........................................................29
      (g)    Indebtedness.....................................................29
      (h)    Change in Business...............................................29
      (i)    Bankruptcy.......................................................29
      (j)    Termination of Operations; Sale of Assets........................29
      (k)    Judgments........................................................29
      (l)    Inability to Pay Debts...........................................30
      (m)    ERISA Debt.......................................................30
    8.2      Indemnification..................................................30
    8.3      Application of Moneys............................................30
9.  COVENANTS.................................................................31
    9.1      Affirmative Covenants............................................31
      (a)    Performance of Agreements........................................31
      (b)    Notice of Default, etc...........................................31
      (c)    Obtain Consents..................................................31
      (d)    Financial Information............................................32
      (e)    Vessel Valuations................................................32
      (f)    Corporate Existence; Citizenship.................................33
      (g)    Books and Records................................................33
      (h)    Taxes and Assessments............................................33
      (i)    Inspection.......................................................33
      (j)    Inspection and Survey Reports....................................33
      (k)    Compliance with Statutes, Agreements, etc........................33
      (l)    Environmental Matters............................................33
      (m)    ERISA............................................................34
      (n)    Vessel Management................................................34
      (o)    ISM Code, ISPS Code and MTSA Matters.............................34
      (p)    Brokerage Commissions, etc.......................................34
      (q)    Insurance........................................................34
      (r)    Credit Rating....................................................34
    9.2      Negative Covenants...............................................34
      (a)    Liens............................................................35
      (b)    Distributions....................................................36
      (c)    Indebtedness.....................................................36
      (d)    Consolidation and Merger.........................................36
      (e)    Sale of Assets...................................................37
      (f)    Sale of Stock and Indebtedness of Subsidiaries...................37
      (g)    Sale and Lease-Back..............................................37
      (h)    Transactions with Affiliates and Stockholders....................37
      (i)    Loans, Advances and Investments..................................38
      (j)    Terrorism Sanction Regulations...................................38
      (k)    Change of Flag, Class or Ownership...............................38
      (l)    Changes in Offices...............................................39
      (m)    Change Fiscal Year...............................................39
      (n)    No Money Laundering..............................................39
      (o)    Use of Proceeds..................................................39
    9.3      Financial Covenants..............................................39
      (a)    Long-Term Debt to Net Worth Ratio................................39
      (b)    Net Worth........................................................39
      (c)    Working Capital..................................................39
      (d)    Contingent Net Worth.............................................39
      (e)    Contingent Collateral Value to Outstandings Ratio................39
10. ASSIGNMENT................................................................40
11. ILLEGALITY, INCREASED COST, NON-AVAILABILITY, ETC.........................40
    11.1     Illegality.......................................................40
    11.2     Increased Costs..................................................41
    11.3     Nonavailability of Funds.........................................41
    11.4     Lender's Certificate Conclusive..................................42
    11.5     Compensation for Losses..........................................42
12. CURRENCY INDEMNITY........................................................42
    12.1     Currency Conversion..............................................42
    12.2     Change in Exchange Rate..........................................42
    12.3     Additional Debt Due..............................................42
    12.4     Rate of Exchange.................................................43
13. FEES AND EXPENSES.........................................................43
    13.1     Fees.............................................................43
    13.2     Expenses.........................................................43
14. APPLICABLE LAW, JURISDICTION AND WAIVER...................................43
    14.1     Applicable Law...................................................43
    14.2     Jurisdiction.....................................................44
    14.3     WAIVER OF JURY TRIAL.............................................44
15. THE AGENTS................................................................44
    15.1     Appointment of Agents............................................44
    15.2     Security Trustee as Trustee......................................44
    15.3     Distribution of Payments.........................................45
    15.4     Holder of Interest in Note.......................................45
    15.5     No Duty to Examine, Etc..........................................45
    15.6     Agents as Lenders................................................45
    15.7     Acts of the Agents...............................................45
    15.8     Certain Amendments...............................................46
    15.9     Assumption re Event of Default...................................46
    15.10    Limitations of Liability.........................................46
    15.11    Indemnification of the Agents....................................47
    15.12    Consultation with Counsel........................................47
    15.13    Resignation......................................................47
    15.14    Representations of Lenders.......................................47
    15.15    Notification of Event of Default.................................48
16. NOTICES AND DEMANDS.......................................................48
    16.1     Notices..........................................................48
17. MISCELLANEOUS.............................................................48
    17.1     Time of Essence..................................................48
    17.2     Unenforceable, etc., Provisions--Effect..........................48
    17.3     References.......................................................49
    17.4     Further Assurances...............................................49
    17.5     Prior Agreements, Merger.........................................49
    17.6     Entire Agreement; Amendments.....................................49
    17.7     Counterparts; Execution..........................................49
    17.8     Indemnification..................................................49
    17.9     Headings.........................................................50
    17.10    WAIVER OF IMMUNITY...............................................50




SCHEDULE
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  1    The Lenders and the Initial Commitments
  2    Disclosure
  3    Approved Ship Brokers

EXHIBITS
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       A                 Form of Note
       B                 Form of United States Mortgage
       C                 Form of Earnings Assignment
       D                 Form of Insurances Assignment
       E                 Form of Assignment and Assumption Agreement
       F                 Form of Compliance Certificate
       G                 Form of Drawdown Notice
       H                 Form of Interest Notice

                          SENIOR SECURED REDUCING
                         REVOLVING CREDIT FACILITY
                         -------------------------

THIS SENIOR SECURED REDUCING REVOLVING CREDIT AGREEMENT (this "Credit Agreement" or this "Agreement") is made as of the 28th day of June, 2005, by and among (1) MATSON NAVIGATION COMPANY, INC., a corporation incorporated under the laws of the State of Hawaii (the "Borrower"), (2) the banks and financial institutions listed on Schedule 1, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Article 10, the "Lenders"), and
(3) DnB NOR BANK ASA, acting through its New York Branch ("DnB NOR"), as arranger, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as security trustee for the Lenders (in such capacity, the "Security Trustee" and together with the Administrative Agent, the "Agents").

                                WITNESSETH THAT:
                                ---------------

         WHEREAS, the Borrower wishes to partially finance the acquisition costs of one (1) 27,300 dwt container ship (the "Vessel") currently under construction by Kvaerner Philadelphia Shipyard Inc. (the "Builder"), which Vessel when delivered is to be registered with the name MV MAUNALEI under the laws and flag of the United States of America;

         WHEREAS, at the request of the Borrower, each of the Agents have agreed to serve in its respective capacity provided for under the terms of this Credit Agreement and the Lenders have agreed to provide to the Borrower a secured reducing revolving credit facility in the amount of up to the lesser of (i) US$105,000,000 or (ii) seventy-five percent (75%) of the Delivered Cost of the Vessel;

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth below:

1.       DEFINITIONS
         -----------

1.1      Specific  Definitions.  In this Credit Agreement the words and
         ---------------------
expressions specified below shall, except where the context otherwise requires, have the meanings attributed to them below:

"Acceptable Accounting Firm"    means Deloitte & Touche LLP, or such other
                                recognized international accounting firm as shall be approved by the Administrative Agent, such approval not to be unreasonably withheld;

"Administrative Agent"          shall have the meaning ascribed thereto in the
                                preamble;

"Advance(s)"                    means any amount advanced to the Borrower with
                                respect to the Facility or (as the context may require) the aggregate amount of all such Advances outstanding at the applicable time;

"Affiliate"                     means with respect to any Person, any other
                                Person directly or indirectly controlled by or under common control with such Person. For the purposes of this definition, "control"
                                (including, with correlative meanings, the terms
                                "controlled by" and "under common control with") as applied to any Person means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of that Person whether through ownership of voting securities or by contract or otherwise;

"Agents" shall have the meaning ascribed thereto in the preamble;

"Applicable Rate"               means any rate of interest applicable to the
                                Facility from time to time pursuant to Section
                                6.1;

"Assigned Moneys"               means sums assigned to or received by the Agents
                                pursuant to any Security Document;

"Assignment and Assumption      means the Assignment and Assumption Agreement(s)
Agreement(s)"                   executed pursuant to Section 10 substantially in
                                the form set out in Exhibit E;

"Assignment Notices"            means

                                (i) notices with respect to the Earnings Assignment substantially in the form set out in Exhibit 1 thereto; and

                                (ii) notices with respect to the Insurances Assignment substantially in the form set out in Exhibit 3 thereto;

"Assignments"                   means the Earnings Assignment and the Insurances
                                Assignment;

"Available Amount"              means the maximum aggregate amount of the
                                Facility available on any given date as such shall be reduced from time to time pursuant to Sections 5.2, 5.4 and 5.5

"Banking Day(s)"                means day(s) on which banks are open for the
                                transaction of business in London, England, New York, New York, and Oakland, California;

"Borrower"                      shall have the meaning ascribed thereto in the
                                preamble;

"Builder"                       means Kvaerner Philadelphia Shipyard Inc., a
                                corporation organized under the laws of
                                Pennsylvania;

"Building Contract"             means that certain contract for the construction
                                and sale of the Vessel dated February 14, 2005 by and between the Borrower and the Builder;

"Capital Assets"                means all assets other than current assets, and
                                shall not include any amounts in the Capital
                                Construction Fund;

"Capital Construction Fund"     means the fund established and maintained by the
                                Borrower in accordance with Section 607 of the Merchant Marine Act, 1936, as amended;

"Capitalized Lease              means with respect to any Person, any rental
Obligations"                    obligation of such Person which, under GAAP, is
                                or will be required to be capitalized on the books of such Person, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles;

"Change of Control"             means any "person" (as such term is used in
                                Sections 13(d) and 14(d) of the Exchange Act) other than Alexander & Baldwin, Inc. becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 50% or more of the total voting power or ownership interest of the Borrower unless pursuant to the initial public offering or any secondary public offering of the shares of the Borrower;

"Classification Society"        means American Bureau of Shipping, Germanischer
                                Lloyd, Lloyd's Register, Det Norske Veritas or any member of the International Association of Classification Societies with whom the Vessel is entered and who conducted periodic physical surveys and/or inspections of the Vessel;

"CLO"                           shall have the meaning ascribed thereto in
                                Section 10;

"Code" means the Internal Revenue Code of 1986, as amended, and any successor statute and regulation promulgated thereunder;

"COFR" means a Certificate of Financial Responsibility or similar instrument maintained in accordance with any Environmental Law;

"Collateral"                    means all property or other assets, real or
                                personal, tangible or intangible, whether now owned or hereafter acquired in which any Agent or any Lender has been granted a security interest pursuant to a Security Document;

"Commitment(s)"                 means in relation to a Lender, the portion of
                                the Facility set out opposite its name in
                                Schedule 1 or, as the case may be, in any relevant Assignment and Assumption Agreement, as such amount shall be reduced from time to time pursuant to Section 5; provided, however, that the total aggregate Commitments shall, at all times, equal the Available Amount;

"Commitment Fee"                shall have the meaning ascribed thereto in
                                Section 13.1;

"Commitment Letter"             means the Commitment Letter dated May 3, 2005
                                and entered into by the Borrower and DnB NOR in respect of the Facility;

"Compliance Certificate"        means a certificate certifying the compliance by
                                the Borrower with all of its covenants contained herein and showing the calculations thereof in reasonable detail, executed and delivered by the chief financial officer of the Borrower to the Administrative Agent from time to time pursuant to Section 9.1(d) in the form set out in Exhibit
                                F, or in such other form as the Administrative
                                Agent may agree;

"Consolidated Net Earnings"     means, for any period, the consolidated net
                                income of the Borrower and its Subsidiaries as determined in accordance with GAAP;

"Constructive Knowledge"        means, with respect to any Person, knowledge of
                                a particular fact, circumstance or set of facts or circumstances which could be obtained by exercising the degree of care which a person of ordinary diligence would exercise in the same or similar circumstances;

"Credit Agreement"              means this agreement, as the same shall be
                                amended, modified or supplemented from time to time;

"Default Rate"                  shall have the meaning ascribed thereto in
                                Section 6.2;

"Delivered Cost"                means, with respect to the Vessel, the sum of
                                (i) $144,391,000 (representing the purchase price of the Vessel under the Building
                                Contract), (ii) the costs of all owner furnished equipment, (iii) interest accrued during construction, (iv) changes and extras, (v) the estimated costs associated with the delivery voyage from the Builder's yard to Los Angeles, California and (vi) the aggregate of all shipyard supervisory costs incurred by the Borrower with respect to the Vessel prior to the delivery of the Vessel, as certified by the Chief Financial Officer of the Borrower;

"DnB NOR"                       shall have the meaning ascribed thereto in the
                                preamble;

"DOC" means a document of compliance issued to an Operator in accordance with rISM Code;

"Dollars" and the sign "$"      means the legal currency, at any relevant time
                                hereunder, of the United States of America and,
                                in relation to all payments hereunder, in same
                                day funds settled through the New York Clearing
                                House1 Interbank Payments System (or such other
                                Dollar funds as may be determined by the
                                Administrative Agent to be customary for the
                                settlement in New York City of banking
                                transactions of the type herein involved);
"Drawdown Date(s)"              means the dates, each being a Banking Day, upon
                                which the Borrower has requested that an
                                Advance be made available to the Borrower, and
                                such Advance is made, as provided in Section 3;
                                provided, however that the final Drawdown Date
                                --------  -------
                                shall not fall later than the day occurring one (1) month prior to the Final Payment Date;

"Drawdown Notice"               shall have the meaning ascribed thereto in
                                Section 3.2;

"Earnings Assignment"           means the assignment in respect of the earnings
                                of the Vessel from any and all sources, to be executed by the Borrower in favor of the Security Trustee pursuant to Section 4.2(c), substantially in the form set out in Exhibit C;

"Environmental Affiliate(s)"    means any person or entity, the liability of
                                which for Environmental Claims the Borrower or any Subsidiary thereof may have assumed by contract or operation of law;

"Environmental Approval(s)"     shall have the meaning ascribed thereto in
                                Section 2.1(p);

"Environmental Claim(s)"        shall have the meaning ascribed thereto in
                                Section 2.1(p);

"Environmental Law(s)"          shall have the meaning ascribed thereto in
                                Section 2.1(p);

"ERISA"                         means the Employment Retirement Income Security
                                Act of 1974,  as amended;

"ERISA Affiliate"               means a trade or business (whether or not
                                incorporated) which is under common control with the Borrower within the meaning of Sections
                                414(b), (c), (m) or (o) of the Code;

"Event(s) of Default"           means any of the events set out in Section 8.1;

"Exchange Act"                  shall mean the Securities and Exchange Act of
                                1934, as amended;

"Facility"                      means the credit facility to be made available
                                by the Lenders to the Borrower hereunder in multiple Advances pursuant to Section 3 in the maximum aggregate principal amount of the lesser of (i) One Hundred Five Million Dollars
                                ($105,000,000) and (ii) seventy-five percent
                                (75%) of the Delivered Cost of the Vessel;

"Fair Market Value"             means, in respect of the Vessel, the average of
                                two charter-free valuations on an "as is", "willing seller, willing buyer" basis of such vessel for use in a U.S. Jones Act service from ship brokers listed in Schedule 3 and selected by the Borrower or such other independent ship brokers approved by the Majority Lenders, no such valuation to be dated more than thirty (30) days prior to the date on which a determination of Fair Market Value is required pursuant to this Credit Agreement;

"Final Payment Date"            means the date that is ten (10) years from the
                                date hereof unless such date is not a Banking
                                Day in which case the Final Payment Date shall be the Banking day immediately preceding such ten (10) year anniversary of the date hereof;

"Financial Covenant Breach"     shall have the meaning ascribed thereto in
                                Section 5.5(b);

"GAAP"                          shall have the meaning ascribed thereto in
                                Section 1.3;

"Indebtedness"                  means, with respect to any Person at any date of
                                determination (without duplication), (i) any
                                obligation payable more than one year from the
                                date of creation thereof, which is shown on the
                                balance sheet as a liability in accordance with
                                GAAP (including Capitalized Lease Obligations
                                but excluding reserves for deferred income taxes
                                and other reserves to the extent that such
                                reserves do not constitute an obligation),
                                (ii) endorsements (other than endorsements of
                                negotiable instruments for collection in the
                                ordinary course of business), guarantees and
                                other contractually incurred contingent
                                liabilities (whether direct or indirect) in
                                connection with the obligations of any Person,
                                to the extent that such obligations are payable
                                more than one year from the date of creation
                                thereof (including all guarantees of
                                Indebtedness of another Person) and (iii)
                                obligations under any contract providing for the
                                making of loans, advances or capital
                                contributions to any Person, or for the purchase
                                of any property from any Person, in each case in
                                order to enable such Person primarily to
                                maintain working capital, net worth or any
                                other balance sheet condition or to pay debts,
                                dividends or expenses, to the extent that such
                                obligations are payable more than one year from
                                the date of creation thereof; provided that any
                                                              --------
                                obligation shall be treated as Indebtedness, regardless of its term, if such obligation is renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than one year after the date of the creation of such obligation, or may be payable out of the proceeds of a revolving credit or similar agreement effective for more than one year after the date such agreement was entered into pursuant to the terms of such agreement;

"Indemnitee"                    shall have the meaning ascribed thereto in
                                Section 17.7;

"Initial Advance"               means the first Advance to be made under the
                                Facility;

"Insurances Assignment"         means the assignment in respect of the
                                insurances over the Vessel to be executed by the Borrower in favor of the Security Trustee pursuant to Section 4.2(c), substantially in the form set out in Exhibit D;

"Interest Notice"               means a notice from the Borrower to the
                                Administrative Agent specifying the duration of any relevant Interest Period, each substantially in the form of Exhibit H;

"Interest Payment Date"         means each date on which accrued interest on the
                                Facility shall be payable pursuant to Section
                                6.4;

"Interest Period(s)"            means period(s) of one (1), three (3), six (6)
                                or twelve (12) months as selected by the Borrower or as otherwise agreed among the Lenders and the Borrower;

"Interest Rate Agreements"      means any interest rate protection agreement,
                                interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement entered into between the Borrower or any Affiliate of the Borrower with DnB NOR, which is designed to protect the Borrower against fluctuations in interest rates applicable under this Credit Agreement, to or under which the Borrower, or any of the Borrower's Affiliates is a party or a beneficiary on the date of this Credit Agreement or becomes a party or a beneficiary hereafter;

"ISM Code"                      means the International Safety Management Code
                                for the Safe Operating of Ships and for
                                Pollution Prevention constituted pursuant to
                                Resolution A.741(18) of the International
                                Maritime Organization and incorporated into the Safety of Life at Sea Convention and includes any amendments or extensions thereto and any regulation issued pursuant thereto;

"ISPS Code"                     means the International Ship and Port Facility
                                Security Code adopted by the International
                                Maritime Organization (as the same may be amended from time to time);

"ISSC" means a valid and current International Ship Security Certificate issued under the ISPS Code;

"Lender(s)"                     shall have the meaning ascribed thereto in the
                                preamble;

"LIBOR" means the rate (rounded upward to the nearest 1/16th of one percent) for deposits of Dollars for a period equivalent to the relevant Interest Period at or about 11:00 a.m. (London time) on the second London Banking Day before the first day of such period as displayed on Telerate page 1050 (British Bankers' Association
                                Interest Settlement Rates) (or such other page as may replace such page 1050 on such system or on any other system of the information vendor for the time being designated by the British Bankers' Association to calculate the BBA Interest Settlement Rate (as defined in the British Bankers' Association's Recommended
                                Terms and Conditions ("BBAIRS" terms) dated
                                August 1985)), provided that if on such date no such rate is so displayed for the relevant Interest Period, LIBOR for such period shall be the rate determined by the Administrative Agent as the offered rate for deposits of Dollars in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to the relevant Interest Period to prime banks in the London Interbank Market at or about 11:00 a.m. (London time) on the second Banking Day before the first day of such period;

"Lien" means any mortgage, pledge, security interest, encumbrance, deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement (exclusive of financing statements filed for precautionary purposes only) under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation;

"Long-Term Debt"                means, with respect to the Borrower, as of any
                                date, the total notes, bonds, debentures,
                                equipment obligations and other evidence of
                                Indebtedness that would be included in long term
                                debt in accordance with GAAP, which term shall
                                include any guarantee or other liability for the
                                debt of any other Person not otherwise included
                                on the balance sheet of the Borrower; provided,
                                                                      --------
                                such term shall not include any non-recourse liability of any unconsolidated entity for which the Borrower has no legal liability;

"Majority Lenders"              means, at any time, Lenders holding an aggregate
                                of more than 66.67% of the Advances then outstanding;

"Margin" means during the period from the date of this Credit Agreement up to the fifth (5th) anniversary hereof 0.375% per annum and thereafter 0.450% per annum;

"Material Adverse Effect"       shall mean a material adverse effect on (i) the
                                ability of the Borrower to repay the Advances or perform any of its obligations hereunder or under the Note, (ii) the ability of the Borrower to perform its obligations under any Security
                                Documents or (iii) the business, property, assets, liabilities, operations, condition
                                (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole;

"Materials of Environmental     shall have the meaning ascribed thereto in
Concern"                        Section 2.1(p);

"Moody's"                       means Moody's Investor Services, Inc.;

"Mortgage"                      means the first preferred United States ship
                                mortgage on the Vessel, to be executed by the Borrower in favor of the Security Trustee pursuant to Section 4.2(c), substantially in the form set out in Exhibit B;

"MTSA" means the Maritime and Transportation Security Act, 2002, as amended, inter alia, by Public Law 107-295;

"Multiemployer Plan"            means, at any time, a "multiemployer plan" as
                                defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the three preceding plan years made or accrued an obligation to make contributions;

"Multiple Employer Plan"        means, at any time, an employee benefit plan,
                                other than a Multiemployer Plan, subject to Title IV or ERISA, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan;

"Net Worth"                     means, as of any date, the total of paid-in
                                capital stock, paid-in surplus, earned surplus and appropriated surplus, and all other amounts that would be included in net worth in accordance with GAAP, but exclusive of (i) any receivables from any stockholder, director, officer or employee of the Borrower or from any Related Party (other than current receivables arising out of the ordinary course of business and not outstanding for more than sixty (60)
                                days) and (ii) any increment resulting from the reappraisal of assets;

"Note" means the promissory note to be executed by the Borrower to the order of the Administrative Agent pursuant to Section 4.2(m), to evidence the Facility, substantially in the form set out in Exhibit A;

"Operator"                      means the Person who is concerned with the
                                operation of the Vessel and falls within the definition of "Company" set out in rule 1.1.2 of the ISM Code;

"PBGC"                          means the Pension Benefit Guaranty Corporation;

"Person" means any individual, sole proprietorship, corporation, partnership (general or limited), limited liability company, business trust, bank, trust company, joint venture, association, joint stock company, trust or other unincorporated organization, whether or not a legal entity, or any government or agency or political subdivision thereof;

"Plan" means any employee benefit plan (other than a Multiemployer Plan or a Multiple Employer Plan) covered by Title IV of ERISA;

"Proceeding"                    shall have the meaning ascribed thereto in
                                Section 8.1(i);

"Rating" means, with respect to the Borrower, the long-term unsecured debt rating as determined by S&P or Moody's;

"Rating Drop"                   means the Rating of the Borrower falls below
                                either BBB with S&P or Baa2 with Moody's;

"Reduction Date(s)"             means each of (i) the date that is two (2) years
                                from the date of this Credit Agreement and
                                (ii) the last day of each twelve (12) month period thereafter up to and including the Final Payment Date;

"Regulation T"                  means Regulation T of the Board of Governors of
                                the Federal Reserve System, as in effect from time to time;

"Regulation U"                  means Regulation U of the Board of Governors of
                                the Federal Reserve System, as in effect from time to time;

"Regulation X"                  means Regulation X of the Board of Governors of
                                the Federal Reserve System, as in effect from time to time;

"Related Party(ies)"            means one that can exercise control or
                                significant influence over the management and/or operating policies of another Person, to the extent that one of the Persons may be prevented from fully pursuing its own separate interests;
                                "Related Parties" consist of all Affiliates of an enterprise, including (i) its management and their immediate families, (ii) its principal owners and their immediate families, (iii) its investments accounted for by the equity method,
                                (iv) beneficial employee trusts that are managed by the management of the enterprise, and (v) any Person that may, or does, deal with the enterprise and has ownership of, control over, or can significantly influence the management or operating policies of another Person to the extent that an arm's-length transaction may not be achieved;

"Restricted Investment"         means any loan or advance to, or purchase of or
                                investment in any stock, notes, obligations or securities or, any other interest in, or any capital contribution to, any Affiliate or any Person with any ownership interest in any Affiliate;

"S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill, Inc.;

"Security Document(s)"          means the Mortgage, the Assignments and the
                                related Uniform Commercial Code filings that may be executed or delivered as security for the Facility and the Borrower's obligations in connection therewith;

"Security Trustee"              shall have the meaning ascribed thereto in the
                                preamble;

"SMC" means the safety management certificate issued in respect of each Vessel in accordance with rule 13 of the ISM code;

"Subsidiary(ies)"               means, with respect to any Person, any business
                                entity of which more than 50% of the outstanding voting stock or other equity interest is owned directly or indirectly by such Person and/or one or more other Subsidiaries of such Person;

"Superior Rating"               means a Rating of A- or higher with S&P (if then
                                rated by S&P) and A3 or higher with Moody's
                                (if then rated by Moody's);

"Taxes" means any present or future income or other taxes, levies, duties, charges, fees, deductions or withholdings of any nature now or hereafter imposed, levied, collected, withheld or assessed by any taxing authority whatsoever, except for taxes on or measured by the overall net income of each Lender imposed by its jurisdiction of incorporation or applicable lending office, the United States of America, the State or City of New York or any governmental subdivision or taxing authority of any thereof or by any other taxing authority having jurisdiction over such Lender (unless such jurisdiction is asserted by reason of the activities of the Borrower or any of the Subsidiaries);

"Termination Event"             means (i) a "reportable event," as defined in
                                Section 403 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC), (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan during a plan year in which it was a "substantial employer," as defined in
                                Section 4001(a)(2) of ERISA, or the incurrence of liability by the Borrower or any ERISA
                                Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, (iii) the filing of a notice of intent to terminate a Plan under Section 4041 of ERISA or the treatment of a Multiemployer Plan amendment as a termination under Section 4041A of ERISA,
                                (iv) the institution of proceedings to terminate a Plan or a Multiemployer Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan;

"Total Loss"                    shall have the meaning ascribed thereto in the
                                Mortgage;

"Vessel" means the 27,300 dwt United States flag container vessel bearing Hull No. BN460 being constructed by the Builder registered or to be registered with the name MV MAUNALEI under the ownership of the Borrower under the flag of the United States of America; and

"Withdrawal Liability(ies)"     shall have the meaning given to such term under
                                Part 1 of Subtitle E of Title IV of ERISA.

1.2      Computation of Time Periods; Other Definitional Provisions. In this
         ----------------------------------------------------------
Credit Agreement, the Note and the Security Documents, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding"; words importing either gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Credit Agreement, the Note or such Security Document, as applicable; references to agreements and other contractual instruments (including this Credit Agreement, the Note and the Security Documents) shall be deemed to include all subsequent amendments, amendments and restatements, supplements, extensions, replacements and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of this Credit Agreement, the Note or any Security Document); references to any matter that is "approved" or requires "approval" of a party shall mean approval given in the sole and absolute discretion of such party unless otherwise specified.

1.3      Accounting Terms. Unless otherwise specified herein, all accounting
         ----------------
terms used in this Credit Agreement, the Note and in the Security Documents shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or to the Lenders under this Credit Agreement shall be prepared, in accordance with generally accepted accounting principles for the United States ("GAAP") as from
                                                                 ----
time to time in effect.

1.4      Certain Matters Regarding Materiality. To the extent that any
         -------------------------------------
representation, warranty, covenant or other undertaking of the Borrower in this Credit Agreement is qualified by reference to those which are not reasonably expected to result in a "Material Adverse Effect" or language of similar import, no inference shall be drawn therefrom that any Agent or Lender has knowledge or approves of any noncompliance by the Borrower with any governmental rule.

1.5      Forms of Documents. Except as otherwise expressly provided in this
         ------------------
Credit Agreement, references to documents or certificates "substantially in the form" of Exhibits to another document shall mean that such documents or certificates are duly completed in the form of the related Exhibits with substantive changes subject to the provisions of Section 17.6 of this Credit Agreement, as the case may be, or the correlative provisions of the Security Documents.

2.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

2.1      Representations and Warranties. In order to induce the Agents and the
         ------------------------------
Lenders to enter into this Credit Agreement and to induce the Lenders to make the Facility available, the Borrower hereby represents and warrants to the Agents and the Lenders (which representations and warranties shall be made as of the date of this Credit Agreement and the Note and on the date of the drawdown of each Advance hereunder) that:

                   (a)  Due Organization and Power. the Borrower is duly formed
                        --------------------------
and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, is qualified and authorized to do business as a foreign corporation in each jurisdiction wherein the nature of its business makes such a qualification necessary, has full power to carry on its business as now being conducted and to enter into and perform its obligations under this Credit Agreement, the Note and the Security Documents, and to the actual knowledge or Constructive Knowledge of an officer of the Borrower has complied with all statutory, regulatory and other requirements relative to such business and such agreements, the non-compliance of which would have a Material Adverse Effect;

                   (b)  Authorization and Consents. all necessary corporate
                        --------------------------
action has been taken to authorize, and all necessary consents and authorities have been obtained and remain in full force and effect to permit, the Borrower to enter into and perform its obligations under this Credit Agreement, the Note and the Security Documents and to borrow, service and repay the Advances and, as of the date of this Credit Agreement, no further consents or authorities are necessary for the service and repayment of the Advances or any part thereof;

                   (c)  Binding Obligations. this Credit Agreement, the Note
                        -------------------
and the Security Documents constitute or will, when executed and delivered, constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by equitable principles, principles of public policy or applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights;

                   (d)  No Violation. the execution and delivery of, and the
                        ------------
performance of the provisions of, this Credit Agreement, the Note and those of the Security Documents by the Borrower do not contravene any applicable law or regulation existing at the date hereof or any contractual restriction binding on the Borrower or the certificate of incorporation or by-laws (or equivalent instruments) thereof and that the proceeds of the Advances shall be used by the Borrower exclusively for its own account or for the account of a Subsidiary or Affiliate of the Borrower;

                   (e)  Filings; Stamp Taxes. other than the recording of the
                        --------------------
Mortgages with the National Vessel Documentation Center of the United States Coast Guard, and the filing of Uniform Commercial Code Financing Statements in the State of Hawaii in respect of the Assignments, and the payment and filing or recording fees consequent thereto, it is not necessary for the legality, validity, enforceability or admissibility into evidence of this Credit Agreement, the Note or the Security Documents that any of them or any document relating thereto be registered, filed, recorded or enrolled with any court or authority in any relevant jurisdiction or that any stamp, registration or similar Taxes be paid on or in relation to this Agreement, the Note or any of the Security Documents;

                   (f)  Litigation. no action, suit or proceeding is pending or
                        ----------
threatened against the Borrower or any Subsidiary before any court, board of arbitration or administrative agency which is reasonably likely to result in a Material Adverse Effect;

                   (g)  No Default. neither the Borrower nor any Subsidiary is
                        ----------
in default under any material agreement by which it is bound, or is in default in respect of any Indebtedness;

                   (h)  Vessel. upon the date of delivery of the Vessel to the
                        ------
Borrower and, with respect to subclauses (i) and (iv) below, at any time thereafter, the Vessel:

                          (i) will be in the sole and absolute ownership of the Borrower and duly registered in the Borrower's name under the flag of the United States of America, unencumbered, save and except for the Mortgage recorded against it and as permitted thereby and with all appropriate endorsements for operation under the coastwise trade of the United States of America;

                         (ii)  will be classed in the highest
                               classification and rating for vessels of the same age and type with the Classification Society without any material outstanding recommendations affecting class;

                        (iii) will be operationally seaworthy and in every way fit for its intended service; and

                         (iv)  will be insured in accordance with the
                               provisions of the Mortgage recorded against it and the requirements thereof in respect of such insurances will have been complied with;

                   (i)  Citizenship the Borrower is a citizen of the United
                        -----------
States within the meaning of Section 2 of the Shipping Act of 1916, as amended, is qualified to own and operate vessels in the coastwise trade of the United States, and is in compliance with the citizenship requirements imposed under the Merchant Marine Act, 1920, as amended, or any other applicable United States laws for entities engaged in foreign trade;

                   (j)  Insurance. the Borrower and each Subsidiary has insured
                        ---------
its properties and assets against such risks and in such amounts as are customary for companies engaged in similar businesses;

                   (k)  Financial Information. on or prior to the date hereof,
                        ---------------------
all financial statements, information and other data furnished by the Borrower to the Administrative Agent are complete and correct, such financial statements have been prepared in accordance with GAAP and accurately and fairly present the financial condition of the parties covered thereby as of the respective dates thereof and the results of the operations thereof for the period or respective periods covered by such financial statements, and, since the date of the Borrower's financial statements most recently delivered to the Administrative Agent, there has been no Material Adverse Effect as to any of such parties and none thereof has any contingent obligations, liabilities for taxes or other outstanding financial obligations, except as disclosed in such statements, information and data;

                   (l)  Tax Returns. the Borrower and each Subsidiary have filed
                        -----------
all tax returns required to be filed by them and have paid all taxes payable by them which have become due, other than those not yet delinquent and except for those taxes being contested in good faith and by appropriate proceedings or other acts and for which adequate reserves shall have been set aside on its books;

                   (m)  ERISA. the execution and delivery of this Credit
                        -----
Agreement and the consummation of the transactions hereunder will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code and no condition exists or event or transaction has occurred in connection with any Plan maintained or contributed to by the Borrower or any Subsidiary or any ERISA Affiliate resulting from the failure of any thereof to comply with ERISA insofar as ERISA applies thereto which may result in the Borrower or any such Subsidiary or any ERISA Affiliate incurring any liability, fine or penalty;

                   (n)  Chief Executive Office. the Borrower's chief executive
                        ----------------------
office and chief place of business and the office in which the records relating to the earnings and other receivables of the Borrower are kept is located at 555 12th Street, Oakland, California or such other office or office for which the Borrower has provided written notice to the Administrative Agent in accordance with the terms of this Agreement;

                   (o)  Foreign Trade Control Regulations. to the actual
                        ---------------------------------
knowledge or Constructive Knowledge of an officer of the Borrower, none of the transactions contemplated herein will violate the provisions of any statute or regulation enacted to prohibit or limit economic transactions with foreign Persons including, without limitation, the Foreign Assets Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V,
Part 500, as amended), any of the provisions of the Cuban Assets Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 515, as amended), any of the provisions of the Iranian Transaction Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V, Part 560, as amended), any of the provisions of the Iraqi Sanctions Regulations (Title 31, Code of Federal Regulations, Chapter V, Part 575, as amended) or any of the provisions of the Regulations of the United States of America Governing Transactions in Foreign Shipping of Merchandise (Title 31, Code of Federal Regulations, Chapter V, Part 505, as amended), the violation of which would have a Material Adverse Effect;

                   (p)  Environmental Matters and Claims. (a) except as
                        --------------------------------
heretofore disclosed in writing to the Administrative Agent and the Lenders (i) the Borrower, each of its Subsidiaries and their Affiliates will, when required to operate their business as then being conducted, be in compliance with all applicable United States federal and state, local, foreign and international laws, regulations, conventions and agreements relating to pollution prevention or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, navigable waters, waters of the contiguous zone, ocean waters and international waters), including, without limitation, laws, regulations, conventions and agreements relating to (1) emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous materials, oil, hazardous substances, petroleum and petroleum products and by-products ("Materials of Environmental Concern"), or (2) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern ("Environmental Laws") (except as to all of the above, where the failure to do so would not be reasonably likely to have a Material Adverse Effect); (ii) the Borrower, each of its Subsidiaries and their Affiliates will, when required, have all permits, licenses, approvals, rulings, variances, exemptions, clearances, consents or other authorizations required under applicable Environmental Laws ("Environmental Approvals") and will, when required, be in compliance with all Environmental Approvals required to operate their business as then being conducted (except where the failure to comply with, obtain or renew such permits, licenses, rulings, variances, exemptions, clearances, consents or other authorizations would not be reasonably likely to have a Material Adverse Effect); (iii) none of the Borrower, any Subsidiary nor any Affiliate thereof has received any notice of any claim, action, cause of action, investigation or demand by any person, entity, enterprise or government, or any political subdivision, intergovernmental body or agency, department or instrumentality thereof, alleging potential liability which would be reasonably likely to have a Material Adverse Effect or a requirement to incur, investigator costs, cleanup costs, response and/or remedial costs (whether incurred by a governmental entity or otherwise), natural resources damages, property damages, personal injuries, attorneys' fees and expenses, or fines or penalties which would be reasonably likely to have a Material Adverse Effect, in each case arising out of, based on or resulting from (1) the presence, or release or threat of release into the environment, of any Materials of Environmental Concern at any location, whether or not owned by such person, or
(2) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law or Environmental Approval ("Environmental Claim") (other than Environmental Claims that have been fully and finally adjudicated or otherwise determined and all fines, penalties and other costs, if any, payable by the Borrower in respect thereof have been paid in full or which are fully covered by insurance (including permitted deductibles)); and (iv) there are no circumstances that may prevent or interfere with such full compliance in the future; and (b) except as heretofore disclosed in writing to the Administrative Agent and the Lenders there is no Environmental Claim pending or threatened against the Borrower, any Subsidiary or any Affiliate thereof and there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any Materials of Environmental Concern, that could form the basis of any Environmental Claim against such persons the adverse disposition of which may result in a Material Adverse Effect;

                   (q)  Compliance with ISM Code, ISPS Code and MTSA. upon the
                        --------------------------------------------
delivery of the Vessel, the Vessel will comply and, with respect to the operation of the Vessel, the Operator will comply with the requirements of the ISM Code, the ISPS Code and the MTSA including (but not limited to) the maintenance and renewal of valid certificates pursuant thereto;

                   (r)  No Threatened Withdrawal of DOC, ISSC or SMC. there is
                        --------------------------------------------
no actual or, to the best of the Borrower's knowledge, threatened withdrawal of any Operator's DOC or the Vessel's ISSC or SMC or other certification or documentation related to the ISM Code, the ISPS Code or otherwise required for the operation of the Vessel;

                   (s)  Liens. as of the date of this Agreement, other than as
                        -----
disclosed on Schedule 2 or as permitted hereby, there are no Liens of any kind on any vessels or other material property owned by the Borrower or any Subsidiary of the Borrower;

                   (t)  Indebtedness. other than as disclosed in any filings
                        ------------
with the United States Securities and Exchange Commission related to the Borrower by the Borrower or an Affiliate of the Borrower, the Borrower (and its Subsidiaries on a consolidated basis) has no Indebtedness;

                   (u)  No Proceedings to Dissolve. there are no proceedings or
                        --------------------------
actions pending or contemplated by the Borrower, or contemplated by any third party, to dissolve or terminate the Borrower;

                   (v)  Solvency. with respect to the Borrower, (a) the sum of
                        --------
its assets, at a fair valuation, does and will exceed its liabilities, including, to the extent they are reportable as such in accordance with GAAP, contingent liabilities, (b) the present fair market salable value of its assets is not and shall not be less than the amount that will be required to pay its probable liability on its then existing debts, including, to the extent they are reportable as such in accordance with GAAP, contingent liabilities, as they mature, (c) it does not and will not have unreasonably small working capital with which to continue its business and (d) it has not incurred, does not intend to incur and does not believe it will incur, debts beyond its ability to pay such debts as they mature;

                   (w)  Compliance with Laws. the Borrower is in compliance with
                        --------------------
all applicable laws except where the failure to comply would not alone or in the aggregate result in a Material Adverse Effect; and

                   (x)  Survival. all representations and warranties made herein
                        --------
and in any certificate or other document delivered pursuant hereto or in connection herewith shall be made as of the date of this Agreement and as of the date of the making of the Advances and the issuance of the Note.

3.       THE ADVANCES
         ------------

3.1      (a)  Purposes.  The Lenders shall make the Advances available to the
              --------
Borrower for the purpose of acquiring the Vessel, for working capital and for general corporate purposes of the Borrower and its Subsidiaries.

         (b)  Making of the Advances. (i) Each of the Lenders, relying upon each
              ----------------------
of the representations and warranties set out in Section 2, hereby severally and not jointly agrees with the Borrower that, subject to and upon the terms of this Credit Agreement, it will, not later than 11:00 A.M. (New York City time) (in the case of the Initial Advance not later than 9:30 A.M. (New York City time)) on the Drawdown Date of each Advance (except as provided in subsection (ii) of this Section), make its portion of the relevant Advance, in Federal or other funds immediately available in New York City to the Administrative Agent at its address and to such account as set forth on Schedule 1 or to such account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Unless the Administrative Agent determines that any applicable condition specified in Section 4.1, 4.2 or 4.3 has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrower at the address set forth in the Drawdown Notice, subject to the receipt of the funds by the Administrative Agent as provided in the immediately preceding sentence, not later than 2:30 P.M. (New York City time) (in the case of the Initial Advance not later than 11:00 A.M. (New York City time)) on the date of such Advance, and in any event as soon as practicable after receipt. The Initial Advance, subject to the other terms and conditions hereof, shall be in a minimum amount of Five Million Dollars (US$5,000,000) and in multiples of One Million Dollars (US$1,000,000). All other Advances, subject to the other terms and conditions hereof, shall be in a minimum amount of Two Million Dollars (US$2,000,000) and in multiples of One Million Dollars (US$1,000,000).

                           (ii) If any Lender makes a new Advance hereunder to
the Borrower on a day on which the Borrower is to repay all or any part of an outstanding Advance from such Lender, such Lender shall apply the proceeds of its new Advance to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed from such Lender and the amount being repaid shall be made available by such Lender to the Administrative Agent as provided in subsection (i) of this Section, or remitted by the Borrower to the Administrative Agent for repayment to such Lender, as the case may be.

                           (iii) Unless the Administrative Agent shall have
received notice from a Lender prior to the Drawdown Date of any Advance that such Lender will not make available to the Administrative Agent such Lender's share of such Advance, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the date of such Advance in accordance this Section 3.1 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, such Lender and the Borrower (but without duplication) severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of (y) the LIBOR rate for overnight or weekend deposits plus the Margin and (z) the interest rate applicable thereto pursuant to Section 6.1 and (ii) in the case of such Lender, the LIBOR rate for overnight or weekend deposits. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance included in such Advance for purposes of this Credit Agreement as of the date such Advance was made. Nothing in this subsection (b)(iii) shall be deemed to relieve any Lender of its obligation to make Advances to the extent provided in this Credit Agreement. In the event that the Borrower is required to repay an Advance to the Administrative Agent pursuant to this Section 3.1(b)(iii), as between the Borrower and the defaulting Lender, the liability for any breakfunding costs as described in Section 4.3 shall be borne by the defaulting Lender. If the defaulting Lender has not paid any such breakage costs upon demand by the Administrative Agent therefor, the Borrower shall pay such breakage costs upon demand by the Administrative Agent and the Borrower shall be entitled to recover any such payment for breakfunding costs made by the Borrower from the defaulting Lender.

3.2      Drawdown Notice. The Borrower shall, at least three (3) Banking Days
         ---------------
before a Drawdown Date, serve a notice (a "Drawdown Notice"), substantially in the form of Exhibit G, on the Administrative Agent, which notice shall (a) be in writing addressed to the Administrative Agent, (b) be effective on receipt by the Administrative Agent, (c) specify the amount of such Advance to be drawn,
(d) specify the Banking Day on which such Advance is to be drawn and, subject to the terms of Section 6.3 hereof, the Interest Period, (e) specify the disbursement instructions and (f) be irrevocable.

3.3      Effect of Drawdown Notice. Such Drawdown Notice shall be deemed to
         -------------------------
constitute a warranty by the Borrower (a) that the representations and warranties stated in Section 2 (updated mutatis mutandis) are true and correct
                                        ------- --------
on and as of the date of such Drawdown Notice and will be true and correct on and as of the relevant Drawdown Date as if made on such date, and (b) that no Event of Default nor any event which with the giving of notice or lapse of time or both would constitute an Event of Default has occurred and is continuing.

3.4      Notation of Advances. Each Advance made by the Lenders to the Borrower
         --------------------
shall be evidenced by a notation of the same made by the Administrative Agent on the grid attached to the Note, which notation, absent manifest error, shall be prima facie evidence of the amount of the relevant Advance.

4.       CONDITIONS
         ----------

4.1      Conditions Precedent to this Credit Agreement. The obligation of the
         ---------------------------------------------
Lenders to enter into this Agreement shall be expressly subject to the Borrower having duly executed and delivered to the Administrative Agent this Credit Agreement.

4.2      Conditions Precedent to the Availability of the Facility and the
         ----------------------------------------------------------------
Initial Advance. The obligation of the Lenders to make the Facility available to
---------------
the Borrower and to make the Initial Advance under this Credit Agreement shall be expressly subject to the following conditions precedent:

                   (a)  Corporate Authority. the Administrative Agent shall have
                        -------------------
received the following documents in form and substance satisfactory to the Administrative Agent:

                               (i) copies, certified as true and complete by an officer of the Borrower, of the resolutions of the board of directors of the Borrower evidencing approval of the transactions contemplated by this Credit Agreement, the Note and the Security Documents and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf, or other evidence of such approvals and authorizations;

                              (ii) copies, certified as true and complete by an officer of the Borrower, of all documents evidencing any other necessary action (including actions by such parties thereto other than the Borrower), approvals or consents with respect to the transactions contemplated by this Credit Agreement, the Note and the Security Documents;

                             (iii) copies, certified as true and complete by an officer of the Borrower, of its certificate and/or articles of incorporation and by-laws, or equivalent instruments thereof;

                              (iv)  certificates of the jurisdiction of
                                    incorporation or formation, as the case may be, of the Borrower as to the good standing thereof;

                   (b)  The Vessel. the Administrative Agent shall have received
                        ----------
upon delivery of the Vessel to the Borrower (unless at the time of delivery of the Vessel the Borrower has a Superior Rating then within five (5) Banking Days after the delivery of the Vessel to the Borrower) evidence satisfactory to it that the Vessel:

                               (i) is in the sole and absolute ownership of the Borrower and duly registered under the flag of the United States of America, unencumbered, save and except for the Mortgage recorded against it and as permitted thereby, and with all appropriate endorsements for operation under the coastwise trade of the United States of America;

                              (ii) on the delivery date of the Vessel from the Builder is classed in the highest classification and rating for vessels of the same age and type with the Classification Society without any outstanding recommendations affecting class;

                             (iii) on the delivery date of the Vessel from the Builder is operationally seaworthy and in every way fit for its intended service; and

                              (iv) is insured in accordance with the provisions of the Mortgage recorded against it and the requirements thereof in respect of such insurances have been complied with;

                   (c)  Security Documents. the Borrower shall have duly
                        ------------------
executed and delivered to the Administrative Agent upon delivery of the Vessel to the Borrower (unless at the time of delivery of the Vessel the Borrower has a Superior Rating then within five (5) Banking Days after the delivery of the Vessel to the Borrower):

                               (i)  the Mortgage;

                              (ii)  an Insurances Assignment;

                             (iii)  an Earnings Assignment;

                              (iv) the Assignment Notices with respect to the Insurances Assignment and Earnings Assignment;

                               (v) Uniform Commercial Code Financing Statements for filing with the State of Hawaii and in such other jurisdictions as the Administrative Agent may reasonably require;

                   (d)  Building Contract. the Administrative Agent shall have
                        -----------------
received a copy of the Building Contract, certified as true and complete by an officer of the Borrower;

                   (e)  Recording of the Mortgage. the Administrative Agent
                        -------------------------
shall have received satisfactory evidence that the Mortgage has been duly delivered for recordation to the National Vessel Documentation Center upon delivery of the Vessel to the Borrower (unless at the time of delivery of the Vessel the Borrower has a Superior Rating then within five (5) Banking Days after the delivery of the Vessel to the Borrower);

                   (f)  Delivered Cost. the Administrative Agent shall have
                        --------------
received upon delivery of the Vessel to the Borrower (unless at the time of delivery of the Vessel the Borrower has a Superior Rating then within five (5) Banking Days after the delivery of the Vessel to the Borrower) a certificate from the Chief Financial Officer of the Borrower certifying the Delivered Cost with respect to the Vessel;

                   (g)  Debt Agreements. the Administrative Agent shall have
                        ---------------
received from the Borrower a list, to be attached hereto as Schedule 2, of all agreements evidencing or relating to Indebtedness of the Borrower or any of its Subsidiaries which is (i) in an amount greater than or equal to One Million Dollars ($1,000,000) (ii) to remain outstanding after giving effect to the Facility and (iii) not included in the Borrower's lastest available unaudited quarterly or audited annual financial statements;

                   (h)  ISM DOC and ISSC. the Administrative Agent shall have
                        ----------------
received upon delivery of the Vessel to the Borrower (unless at the time of delivery of the Vessel the Borrower has a Superior Rating then within five (5) Banking Days after the delivery of the Vessel to the Borrower) a copy of the DOC, ISSC and any COFRs with respect to the Vessel;

                   (i)  Environmental Claims. the Administrative Agent shall be
                        --------------------
satisfied that neither the Borrower nor any of its Subsidiaries or their Affiliates is subject to any Environmental Claim the adverse disposition of which would result in a Material Adverse Effect;

                   (j)  Fees. the Administrative Agent shall have received
                        ----
payment in full of all fees and expenses then due to the Agents and/or the Lenders under Section 13;

                   (k)  Compliance Certificate. the Administrative Agent having
                        ----------------------
received a Compliance Certificate with respect to the most recently ended fiscal quarter;

                   (l)  Evidence of Rating. the Administrative Agent having
                        ------------------
received evidence satisfactory to it of the Rating of the Borrower;

                   (m)  Promissory Note. the Borrower having duly executed and
                        ---------------
delivered to the Administrative Agent the Note; and

                   (n)  Legal Opinions. the Administrative Agent, on behalf of
                        --------------
the Agents and the Lenders, shall have received legal opinions addressed to the Administrative Agent from (i) Kevin O'Rourke, Senior Vice President & General Counsel for the Borrower, (ii) Nixon Peabody LLP, special counsel to the Borrower, (iii) Cades Schuttes, special Hawaii counsel to the Borrrower, and
(iv) Seward & Kissel LLP,. special counsel to the Agents and Lenders, in each case in such form as the Administrative Agent may reasonably require, as well as such other legal opinions as the Administrative Agent shall have reasonably required as to all or any matters under the laws of the United States of America, the State of New York and the State of Hawaii covering the representations and conditions which are the subjects of Sections 2, 4.1 and 4.2.

4.3      Further Conditions Precedent. The obligation of the Lenders to make any
         ----------------------------
Advance available to the Borrower under this Credit Agreement shall be expressly and separately subject to the following further conditions precedent on the relevant Drawdown Date:

                   (a)  Drawdown Notice. the Administrative Agent having
                        ---------------
received a Drawdown Notice in accordance with the terms of Section 3.2;

                   (b)  Representations and Warranties. the representations
                        ------------------------------
stated in Section 2 (updated mutatis mutandis to such date) being true and correct as if made on and as of that date;

                   (c)  No Event of Default. no Event of Default having occurred
                        -------------------
and being continuing and no event having occurred and being continuing which, with the giving of notice or lapse of time, or both, would constitute an Event of Default;

                   (d)  No Change in Laws. the Administrative Agent being
                        -----------------
satisfied that no change in any applicable laws, regulations, rules or in the interpretation thereof shall have occurred which make it unlawful for the Borrower to make any payment as required under the terms of this Credit Agreement, the Note, the Security Documents or any of them; and

                   (e)  No Material Adverse Effect. there having been no
                        --------------------------
Material Adverse Effect since the date of this Agreement.

4.4      Breakfunding Costs. In the event that, on the date specified for the
         ------------------
making of an Advance in any Drawdown Notice, the Lenders shall not be obligated under this Credit Agreement to make such Advance available due to one or more conditions precedent in Section 4.1, 4.2 or 4.3 not being satisfied or waived, the Borrower shall indemnify and hold the Lenders fully harmless against any losses which the Lenders (or any thereof) may sustain as a result of borrowing or agreeing to borrow funds to meet the drawdown requirement of such Drawdown Notice and the certificate of the relevant Lender or Lenders shall, absent manifest error, be conclusive and binding on the Borrower as to the extent of any such losses.

4.5      Satisfaction after Drawdown. Without prejudice to any of the other
         ---------------------------
terms and conditions of this Credit Agreement, in the event the Lenders, in their sole discretion, make any Advance prior to the satisfaction of all or any of the conditions referred to in Sections 4.1, 4.2 or 4.3, the Borrower hereby covenants and undertakes to satisfy or procure the satisfaction of such condition or conditions within fourteen (14) days after the relevant Drawdown Date (or such longer period as the Lenders, in their sole discretion, may agree).

5.       REPAYMENT AND PREPAYMENT
         ------------------------

5.1      Repayment. Subject to the provisions of this Section 5 regarding
         ---------
application of prepayments, the Borrower shall, on each Reduction Date, repay that amount necessary to reduce the outstanding aggregate amount of the Facility to an amount that is not more than the then Available Amount and, on the Final Payment Date, the Borrower shall repay the then aggregate outstanding amount of the Facility. If at any time the aggregate outstanding Advances under the Facility exceeds the total Commitments at such time, the Borrower shall immediately repay (together with the costs and expenses provided for in Section 5.6) an amount equal to such excess.

5.2      Scheduled Reductions of the Facility. Subject to the following
         ------------------------------------
provisions of this Section 5, the Available Amount shall be reduced on each of the first eight (8) Reduction Dates by Ten Million Five Hundred Thousand Dollars ($10,500,000) and on the Final Payment Date to zero. On each Reduction Date, each Lender's Commitment shall be reduced by an amount equal to the proportion of the amount by which the Available Amount is to be so reduced on that date which its Commitment bears to the total Commitments on that date.

5.3      Voluntary Prepayment; Re-borrowing. The Borrower may prepay, upon three
         ----------------------------------
(3) Banking Days written notice, any outstanding Advance or any portion thereof, without penalty, provided that if such prepayment is made on a day other than the last day of the Interest Period of such Advance such prepayment shall be made together with the costs and expenses provided for in Section 5.6. Each prepayment shall be in a minimum amount of Two Million Dollars ($2,000,000) and shall be in an integral multiple of One Million Dollars ($1,000,000) or the full amount of the then outstanding Advances. Subject to the limits and upon the conditions herein provided (including the reductions of the Commitments provided in Section 5.2), the Borrower may from time to time prepay the Advances and thereafter re-borrow such Advances or a portion thereof up to the then Available Amount.

5.4      Optional Permanent Reduction of Facility. The Borrower shall have the
         ----------------------------------------
right, at any time and from time to time, to, without penalty, permanently reduce the Facility, provided that the Administrative Agent receives three (3) business days prior written notice of such reduction and the Lenders are reimbursed for any redeployment costs with respect to any Advances, or portions thereof, that are prepaid on any day other than the last day of the applicable Interest Period(s) in the event that such prepayment is necessary to reduce the aggregate outstanding Advances under the Facility to the then Available Amount after giving effect to any such permanent reduction in the Facility. Each such permanent reduction shall be equal to or shall exceed Two Million Dollars ($2,000,000) and shall be in an integral multiple of One Million Dollars ($1,000,000) or the full amount of the then outstanding Advances; provided, however, that each of the remaining scheduled reductions of the Available Amount pursuant to Section 5.2 hereof shall be reduced on a pro rata basis by an amount equal to the reduction of the Available Amount pursuant to this Section 5.4. The Borrower shall make a prepayment of the Advances in an amount equal to that amount necessary to reduce the outstanding aggregate amount of the Facility to an amount equal to the Available Amount as reduced pursuant to the previous sentence and to the extent required to be in compliance with Section 5.1 or, if applicable, Section 9.3(e).

5.5      Mandatory Prepayments.
         ---------------------

                   (a)  Sale or Loss of Vessel. On (i) any sale of the Vessel or
                        ----------------------
(ii) the earlier of (x) ninety (90) days after the Total Loss of the Vessel or
(y) the date on which the insurance proceeds in respect of such loss are received by the Borrower or the Administrative Agent as assignee thereof, the Available Amount and the Commitments shall be reduced to zero. The Borrower shall make a prepayment of the Advances in an amount equal to that amount necessary to reduce the outstanding aggregate amount of the Facility to zero.

                   (b)  Breach of Financial Covenant. Upon the occurrence and
                        ----------------------------
during the continuation of a breach (a "Financial Covenant Breach") by the Borrower of a covenant set forth in Section 9.3 of this Credit Agreement, the Lenders shall not be obligated to make any Advance available for borrowing. Within thirty (30) days of a Financial Covenant Breach, the Borrower shall make a prepayment of the Advances in an amount equal to that amount necessary to reduce the outstanding aggregate amount of the Facility to zero. On the thirtieth (30th) day following a Financial Covenant Breach, the Available Amount and the Commitments shall reduced to zero unless on or before such thirtieth
(30th) day, such Financial Covenant Breach has been cured.

                   (c)  Impossibility; Illegality; Actual or Asserted
                        ---------------------------------------------
Invalidity. In the event that (i) it becomes impossible or unlawful for the
----------
Borrower to fulfill any of its covenants or obligations hereunder, under the Note or under any of the Security Documents or for any of the Lenders to exercise any of the rights vested in any of them hereunder, under the Note or under any of the Security Documents, (ii) the Borrower is unable to perform or admits its inability to perform under this Credit Agreement, the Note or any Security Document, (iii) the Borrower asserts the invalidity of this Credit Agreement, the Note or any Security Document or (iv) this Credit Agreement, the Note or any Security Document is determined to be invalid, then the Borrower shall within two (2) Banking Days of written notice from the Administrative Agent make a prepayment of the Advances in an amount equal to that amount necessary to reduce the outstanding aggregate amount of the Facility to zero and the Available Amount shall be reduced to zero.

5.6      Interest and Costs with Prepayments/Application of Prepayments. Any
         --------------------------------------------------------------
prepayment of the Advances made hereunder (including, without limitation, those made pursuant to Sections 5 and 9) shall be subject to the condition that on the date of prepayment all accrued interest to the date of such prepayment shall be paid in full with respect to the Advances or portions thereof being prepaid, together with any and all costs or expenses incurred by any Lender in connection with any breaking of funding (as certified by such Lender, which certification shall, absent any manifest error, be conclusive and binding on the Borrower); provided, however, that any prepayment of an Advance or portion thereof made on the last day of the Interest Period with respect thereto shall be without penalty, premium, breakfunding costs or breakfunding expenses. All prepayments of Advances shall be applied toward the installments of the Advances in inverse order of their due dates for payment.

5.7      Pro-rata Reduction of Commitments. If the Available Amount is reduced
         ---------------------------------
pursuant to Sections 5.4 or 5.5 hereof or any other provision of this Credit Agreement, each Lender's Commitment shall be reduced on the Reduction Dates falling on or after the date of such reduction by the same proportion as that by which the Available Amount is so reduced and the remaining reductions pursuant to Section 5.2 shall be adjusted proportionately to reflect such reduction.

6.       INTEREST AND RATE
         -----------------

6.1      Applicable Rate. Each Advance shall bear interest at the Applicable
         ---------------
Rate, which shall be the rate per annum which is equal to the aggregate of (a) LIBOR for the relevant Interest Period plus (b) the Margin. The Applicable Rate shall be determined by the Administrative Agent two (2) Banking Days prior to the first (1st) day of the relevant Interest Period and the Administrative Agent shall promptly notify the Borrower in writing of the Applicable Rate as and when determined. Each such determination, absent manifest error, shall be conclusive and binding upon the Borrower.

6.2      Default Rate. Any amounts due under this Credit Agreement, not paid
         ------------
when due, whether by acceleration or otherwise, shall bear interest thereafter from the due date thereof until the date of payment at a rate per annum equal to the greater of (i) the Applicable Rate, plus two percent (2.0%) per annum or
(ii) LIBOR for overnight or weekend deposits, as the case may be, plus the Margin plus two percent (2.0%) per annum (the "Default Rate"). In addition, following the occurrence of any Event of Default and until such Event of Default is cured to the satisfaction of the Majority Lenders, the Facility shall bear interest at the Default Rate.

6.3      Interest Periods. The Borrower shall give the Administrative Agent an
         ----------------
Interest Notice specifying the Interest Period selected at least three (3) Banking Days prior to the end of any then existing Interest Period, which notice the Administrative Agent agrees to forward on to all Lenders on a same day basis or as soon as practicable. If at the end of any then existing Interest Period the Borrower fails to give an Interest Notice, the relevant Interest Period shall be three (3) months. The Borrower's right to select an Interest Period shall be subject to (i) the limitations set forth in Section 11.3 hereof and
(ii) the restriction that no selection of an Interest Period shall be effective unless no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default shall have occurred and be continuing. No more than six (6) Interest Periods shall be outstanding at any one time; provided, however, that the Borrower and the Administrative Agent may agree to consolidate Interest Periods from various Advances in order to accommodate this provision.

6.4      Interest Payments. Accrued interest on the Facility shall be payable in
         -----------------
arrears on the last day of each Interest Period, except that if the Borrower shall select an Interest Period in excess of three (3) months, accrued interest shall be payable during such Interest Period on each three (3) month anniversary of the commencement of such Interest Period and upon the end of such Interest Period.

7.       PAYMENTS
         --------

7.1      Place of Payments, No Set Off. (a) All payments to be made hereunder by
         -----------------------------
the Borrower shall be made to the Administrative Agent, not later than 1:00 P.M. New York time (any payment received after 1:00 P.M. New York time shall be deemed to have been paid on the next Banking Day) on the due date of such payment, at its office located at 200 Park Avenue, New York, New York 10166, USA or to such other office of the Administrative Agent as the Administrative Agent may direct, without set-off or counterclaim and, subject to Section 7.1(c), free from, clear of, and without deduction or withholding for, any Taxes, provided, however, that if the Borrower shall at any time be compelled by law to withhold or deduct any Taxes from any amounts payable to the Lenders hereunder, then the Borrower shall pay such additional amounts in Dollars as may be necessary in order that the net amounts received after withholding or deduction shall equal the amounts which would have been received if such withholding or deduction were not required and, in the event any withholding or deduction is made, whether for Taxes or otherwise, the Borrower shall promptly send to the Administrative Agent such documentary evidence with respect to such withholding or deduction as may be required from time to time by the Lenders.

                   (b) Each Lender that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent two copies of each U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or any subsequent versions thereof or successors thereto, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a "bank" for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from all payments by Borrower under this Agreement. Such forms shall be delivered by each Non-U.S. Lender on or before the initial Drawdown Date (and in the case of an assignee, on or prior to the effective date of the relevant assignment). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this subsection, a Non-U.S. Lender shall not be required to deliver any form pursuant to this subsection that such Non-U.S. Lender is not legally able to deliver.

                   (c) The Borrower will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to
Section 7.1 to any Lender for the account of any lending office of such Lender:
(i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 7.1(b) in respect of such lending office; (ii) if such Lender shall have delivered to the Borrower a Form W-8BEN and/or Form W-8ECI (or any subsequent versions thereof or successors thereto) in respect of such lending office pursuant to
Section 7.1(b), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such lending office for any reason other than a change in United States law, treaty or regulations or in the official interpretation of such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN and/or Form W-8ECI (or any subsequent versions thereof or successors thereto); or (iii) if the Lender shall have delivered to the Borrower a Form W-8 (or any subsequent versions thereof or successors thereto) in respect of such lending office pursuant to Section 7.1(b), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such lending office for any reason other than a change in the United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8 (or subsequent versions thereof or successors thereto).

                   (d) If the Lender becomes subject to Taxes because of its failure to deliver a form required under Section 7.1(b), the Borrower, at such Lender's expense, shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes if, in the judgment of the Borrower such steps would avoid the need for, or reduce the amount of, any Taxes required to be deducted from or in respect of any sum payable hereunder to such Lender and would not, in the judgment of the Borrower, be disadvantageous to the Borrower.


7.2      Tax Credits. If any Lender obtains the benefit of a credit against the
         -----------
liability thereof for federal income taxes imposed by any taxing authority for all or part of the Taxes as to which the Borrower has paid additional amounts as aforesaid, then such Lender shall pay an amount to the Borrower which that Lender determines will leave it (after such payment) in the same position as it would have been had the Tax payment not been made by the Borrower. Each Lender agrees that in the event that Taxes are imposed on account of the situs of its loans hereunder, such Lender, upon acquiring knowledge of such event, shall, if commercially reasonable and if, in the opinion of that Lender, is not prejudicial to it, shift such loans on its books to another office of such Lender so as to avoid the imposition of such Taxes. Nothing contained in this clause shall in any way prejudice the right of the Lenders to arrange their tax affairs in such way as they, in their sole discretion, deem appropriate. In particular, no Lender shall be required to obtain such tax credit, if this interferes with the way such Lender normally deals with its tax affairs.

7.3      Sharing of Setoffs. Each Lender agrees that if it shall, through the
         ------------------
exercise of a right of banker's lien, setoff or counterclaim or pursuant to a secured claim under Section 506 of the Federal Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, exercised or received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Advance or Advances as a result of which its funded Commitment shall be proportionately less than the funded Commitment of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the funded Commitment of such other Lender so that the aggregate funded Commitment of each Lender shall be in the same proportion to the aggregate funded Commitments then outstanding as its funded Commitment prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all funded Commitments outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 7.3 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Any Lender holding a participation in a funded Commitment deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing to such Lender by reason thereof as fully as if such Lender had made an Advance in the amount of such participation. The Borrower expressly consents to the foregoing arrangement.

7.4      Computations; Banking Days. (a) Unless otherwise specifically
         --------------------------
indicated in this Credit Agreement, all computations of interest and fees shall be made by the Administrative Agent or the Lenders, as the case may be, on the basis of a 360-day year, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which interest or fees are payable. Each determination by the Administrative Agent or the Lenders of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error;

                   (b) Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Banking Day, such payment shall be due and payable on the next succeeding Banking day unless the next succeeding Banking Day falls in the following calendar month, in which case it shall be payable on the immediately preceding Banking Day.

8.       EVENTS OF DEFAULT
         -----------------

8.1      Events of Default. The occurrence of any of the following events shall
         -----------------
be an Event of Default:

                   (a)  Non-Payment of Principal. any payment of principal is
                        ------------------------
not paid within three (3) Banking Days of the due date or date of demand (as the case may be); or

                   (b)  Non-Payment of Interest or Other Amounts. any interest
                        ----------------------------------------
or any other amount becoming payable to the Administrative Agent or any Lender under this Credit Agreement, under the Note or under any of the Security Documents is not paid within three (3) Banking Days of the due date or date of demand (as the case may be); or

                   (c)  Representations. any representation, warranty or other
                        ---------------
statement made by the Borrower in this Credit Agreement or in any of the Security Documents or in any other instrument, document or other agreement delivered in connection herewith or therewith proves to have been untrue or misleading in any material respect as at the date as of which made or confirmed; or

                   (d)  Mortgage. there is an event of default under any
                        --------
Mortgage; or

                   (e)  Certain Covenants. the Borrower defaults in the due and
                        -----------------
punctual observance or performance of any covenant contained in Sections 5.5, 9.1(b), 9.1(f), 9.1(l), 9.1(o)(ii), 9.1(q), 9.2(a), 9.2(d) or 9.2(k); or

                   (f)  Covenants. the Borrower (i) defaults in the due and
                        ---------
punctual observance or performance of any other term, covenant or agreement contained in this Credit Agreement, in the Note, in any of the Security Documents or in any other instrument, document or other agreement delivered in connection herewith or therewith, or there occurs any other event which constitutes a default under this Credit Agreement, under the Note or under any of the Security Documents, in each case other than an Event of Default referred to elsewhere in this Section 8.1, and such default continues unremedied for a period of thirty (30) days after the earlier of (i) actual knowledge or Constructive Knowledge thereof by an officer, director or manager of the Borrower or (ii) the Borrower having been notified thereof by the Administrative Agent; or

                   (g)  Indebtedness. the Borrower shall default in the payment
                        ------------
when due of any Indebtedness in excess of $25,000,000 or of any other indebtedness in excess of $25,000,000 and such Indebtedness or indebtedness is, or by reason of such default is subject to being, accelerated or any party becomes entitled to enforce the security for any such Indebtedness or indebtedness and such party shall take steps to enforce the same, unless such default or enforcement is being contested in good faith and by appropriate proceedings or other acts and the Borrower shall set aside on its books adequate reserves with respect thereto; or

                   (h)  Change in Business. the Borrower shall cease to carry on
                        ------------------
the business of container transportation as its core business; or

                   (i)  Bankruptcy. the Borrower or any Subsidiary of the
                        ----------
Borrower commences any proceeding under any reorganization, arrangement or readjustment of debt, dissolution, winding up, adjustment, composition, bankruptcy or liquidation law or statute of any jurisdiction, whether now or hereafter in effect (a "Proceeding"), or there is commenced against any thereof any Proceeding and such Proceeding remains undismissed or unstayed for a period of thirty (30) days or any receiver, trustee, liquidator or sequestrator of, or for, any thereof or any substantial portion of the property of any thereof is appointed and is not discharged within a period of thirty (30) days or any thereof by any act indicates consent to or approval of or acquiescence in any Proceeding or the appointment of any receiver, trustee, liquidator or sequestrator of, or for, itself or of, or for, any substantial portion of its property; or

                   (j)  Termination of Operations; Sale of Assets. except as
                        -----------------------------------------
expressly permitted under this Credit Agreement, the Borrower ceases its operations or sells or otherwise disposes of all or substantially all of its assets or all or substantially all of the assets of the Borrower are seized or otherwise appropriated; or

                   (k)  Judgments. any judgment or order is made, the effect
                        ---------
whereof would be to render ineffective or invalid this Credit Agreement, the Note or any of the Security Documents or any material provision thereof, or the Borrower asserts that any such agreement or provision thereof is invalid; or final judgments or orders for the payment of money in excess of $25,000,000 (or its equivalent in any other currency) in the aggregate for the Borrower and all of its Subsidiaries shall be rendered against the Borrower and/or any of its Subsidiaries and such judgments or orders shall continue unsatisfied and unstayed for a period of thirty (30) consecutive days; or

                   (l)  Inability to Pay Debts. the Borrower or any Subsidiary
                        ----------------------
of the Borrower is unable to pay or admits its inability to pay its debts as they fall due or a moratorium shall be declared in respect of any material indebtedness of the Borrower or any such Subsidiary of the Borrower; or

                   (m)  ERISA Debt. (i) the Borrower or any ERISA Affiliate
                        ----------
fails to pay when due an amount or amounts aggregating in excess of $5,000,000 which it or they have become liable to pay under Title IV of ERISA or (ii) the Borrower or any ERISA Affiliate, individually or collectively, fails to pay when due any Withdrawal Liability or liability upon the happening of a Termination Event and the aggregate of all such Withdrawal Liabilities and such other liabilities exceeds $25,000,000.

Upon and during the continuance of any Event of Default, the Lenders' obligation to make any Advance available shall cease and the Administrative Agent may, and on the instructions of the Majority Lenders shall, by notice to the Borrower, declare the entire unpaid balance of the then outstanding Advances, accrued interest and any other sums payable by the Borrower hereunder or under the Note due and payable, whereupon the same shall forthwith be due and payable without presentment, demand, protest or notice of any kind (except for such declaration), all of which are hereby expressly waived; provided that upon the happening of an event specified in subsections (i) or (l) of this Section 8.1 with respect to the Borrower, the Note shall be immediately due and payable without declaration or other notice to the Borrower. In such event, the Lenders may proceed to protect and enforce their rights by action at law, suit in equity or in admiralty or other appropriate proceeding, whether for specific performance of any covenant contained in this Credit Agreement, in the Note or in any Security Document, or in aid of the exercise of any power granted herein or therein, or the Lenders may proceed to enforce the payment of the Note or to enforce any other legal or equitable right of the Lenders, or proceed to take any action authorized or permitted under the terms of any Security Document or by applicable law for the collection of all sums due, or so declared due, on the Note. Without limiting the foregoing, the Borrower agrees that during the continuance of any Event of Default each of the Lenders shall have the right to appropriate and hold or apply (directly, by way of set-off or otherwise) to the payment of the obligations of the Borrower to the Lenders hereunder and/or under the Note (whether or not then due) all moneys and other amounts of the Borrower then or thereafter in possession of any Lender, the balance of any deposit account (demand or time, mature or unmatured) of the Borrower then or thereafter with any Lender and every other claim of the Borrower then or thereafter against any of the Lenders.

8.2      Indemnification. The Borrower agrees to, and shall, indemnify and hold
         ---------------
the Agents and the Lenders harmless against any loss, as well as against any costs or expenses (including legal fees and expenses), which any of the Agents or the Lenders sustains or incurs as a consequence of any default in payment of the principal amount of the Facility, interest accrued thereon or any other amount payable hereunder, under the Note or under any Security Documents, including, but not limited to, all actual losses incurred in liquidating or re-employing fixed deposits made by third parties or funds acquired to effect or maintain the Facility or any portion thereof; provided, however, that no such
                                              --------  -------
indemnity obligation shall be effective if, and to the extent, any such loss, cost or expense is the result of the gross negligence or willful misconduct of any Agent or Lender. Subject to the foregoing proviso, any Lenders' certification of such costs and expenses shall, absent any manifest error, be conclusive and binding on the Borrower.

8.3      Application of Moneys. Except as otherwise provided in any Security
         ---------------------
Document, all moneys received by the Agents or the Lenders under or pursuant to this Credit Agreement, the Note or any of the Security Documents after the happening of any Event of Default (unless cured to the satisfaction of the Majority Lenders) shall be applied by the Administrative Agent in the following manner:

                   (a) first, in or towards the payment or reimbursement of any expenses or liabilities incurred by the Agents, or the Lenders in connection with the ascertainment, protection or enforcement of their rights and remedies hereunder, under the Note and under any of the Security Documents,

                   (b) secondly, in or towards payment of any interest owing in respect of the Facility,

                   (c) thirdly, in or towards repayment of principal of the Facility,

                   (d) fourthly, in or towards payment of all other sums which may be owing to the Agents, or any of them, or the Lenders under this Credit Agreement, under the Note, under the Commitment Letter or under any of the Security Documents, and

                   (e) fifthly, in or towards payments of any amounts then owed under any Interest Rate Agreement, and

                   (f) sixthly, the surplus (if any) shall be paid to the Borrower or to whosoever else may be entitled thereto.

9.       COVENANTS
         ---------

9.1      Affirmative Covenants. The Borrower hereby covenants and undertakes
         ---------------------
with the Lenders that, from the date hereof and so long as any principal, interest or other moneys are owing in respect of this Credit Agreement, under the Note or under any of the Security Documents, the Borrower will:

                   (a)  Performance of Agreements. duly perform and observe the
                        -------------------------
terms of this Credit Agreement, the Note and the Security Documents;

                   (b)  Notice of Default, etc. promptly upon, and in any event
                        -----------------------
no later than five (5) Banking Days after, obtaining knowledge thereof, inform the Administrative Agent of the occurrence of (a) any Event of Default or of any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, (b) any litigation or governmental proceeding pending or threatened against it or against any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, including but not limited to, in respect of any Environmental Claim, (c) the withdrawal of the Vessel's rating by its Classification Society or the issuance by the Classification Society of any material recommendation or notation affecting class and (d) any other event or condition which is reasonably likely to have a Material Adverse Effect;

                   (c)  Obtain Consents. without prejudice to Section 2.1 and
                        ---------------
this Section 9.1, obtain every consent and do all other acts and things which may from time to time be necessary or reasonably advisable for the continued due performance of all its obligations under this Credit Agreement, the Note and the Security Documents;

                   (d)  Financial Information. deliver to each Lender via the
                        ---------------------
Administrative Agent who will distribute to the other Lenders:

                               (i) as soon as available but not later than one hundred twenty (120) days after the end of each fiscal year of the Borrower, complete paper or electronic copies of the consolidated financial reports of the Borrower and its Subsidiaries (together with a Compliance Certificate), all in reasonable detail, which shall include at least the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such year and the related consolidated statements of income and sources and uses of funds for such year, which shall be audited reports prepared by an Acceptable Accounting Firm;

                              (ii) as soon as available but not later than sixty (60) days after the end of each of the first three quarters of each fiscal year of the Borrower, a paper or electronic quarterly interim consolidated balance sheet of the Borrower and its Subsidiaries and the related consolidated profit and loss statements and sources and uses of funds (together with a Compliance Certificate), all in reasonable detail, unaudited, but certified to be true and complete by the chief financial officer of the Borrower;

                             (iii) within ten (10) days of the Borrower's receipt thereof, paper or electronic copies of all other reports submitted to the Company or any of its Subsidiaries by independent accountants in connection with any material annual, interim, or special audit made by them of the books of the Borrower;

                              (iv) upon the occurrence of an Event of Default or any event which with the giving of notice or the lapse or time or both would constitute an Event of Default, such other statements (including, without limitation, monthly consolidated statements of operating revenues and expenses), lists of assets and accounts, budgets, forecasts, reports and other financial information with respect to its business as the Administrative Agent may from time to time request, certified to be true and complete by the chief financial officer of the Borrower;

                   (e)  Vessel Valuations. upon the occurrence of and at all
                        -----------------
times after and during the continuance of a Rating Drop, for inclusion with each Compliance Certificate in respect of the second quarter of each fiscal year delivered pursuant to Section 9.1(d)(ii), the Borrower shall obtain two valuations from any of the ship brokers identified on Schedule 3 selected by the Borrower addressed to the Administrative Agent of the Fair Market Value of the Vessel; such valuations are to be at the Borrower's cost. In the event the Borrower fails or refuses to obtain the valuations required pursuant to this
Section 9.1(e) within ten (10) days of the due date thereof, the Administrative Agent will be authorized to obtain such valuations, at the Borrower's cost, from two approved ship brokers listed on Schedule 3 or other independent shipbrokers selected by the Administrative Agent, which valuations shall be deemed the equivalent of valuations duly obtained by the Borrower pursuant to this Section 9.1(e) and shall be at the Borrower's cost, but the Agent's actions in doing so shall not excuse any default of the Borrower under this Section 9.1(e);

                   (f)  Corporate Existence; Citizenship. do or cause to be done
                        --------------------------------
all things necessary to (i) preserve and keep in full force and effect its corporate existence and all licenses, franchises, permits and assets necessary to the conduct of its business; and (ii) remain a citizen of the United States within the meaning of Section 2 of the Shipping Act of 1916, as amended, and in compliance with the citizenship requirements imposed under the Merchant Marine Act, 1920, as amended, or any other applicable United States laws for entities engaged in foreign trade;

                   (g)  Books and Records. at all times keep its financial
                        -----------------
statements in accordance with GAAP;

                   (h)  Taxes and Assessments. pay and discharge all taxes,
                        ---------------------
assessments and governmental charges or levies imposed upon it or upon its income or property prior to the date upon which penalties attach thereto; provided, however, that it shall not be required to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge or levy so long as the legality thereof shall be contested in good faith and by appropriate proceedings or other acts and it shall set aside on its books adequate reserves with respect thereto;

                   (i)  Inspection. allow upon ten (10) Banking Days notice from
                        ----------
the Administrative Agent, any representative or representatives designated by the Administrative Agent, subject to applicable laws and regulations, to visit and inspect, at the cost and expense of the Administrative Agent, any of its properties, and, on request, to examine its books of account, records, reports, agreements and other papers and to discuss its affairs, finances and accounts with its officers, all at such times and as often as the Administrative Agent requests; provided, however, that, except during the occurrence and
          --------  -------
continuance of an Event of Default or any event which with the giving of notice or the lapse or time or both would constitute an Event of Default, any such visit, inspection or examination shall not be conducted more frequently than annually and all costs and expenses associated with any such inspection shall be for the account of the Borrower;

                   (j)  Inspection and Survey Reports. if the Lenders shall so
                        -----------------------------
request, the Borrower shall provide the Lenders with copies of all internally generated inspection or survey reports on the Vessel;

                   (k)  Compliance with Statutes, Agreements, etc. do or cause
                        ------------------------------------------
to be done all things necessary to comply with all contracts or agreements to which it is a party and all laws, and the rules and regulations thereunder, applicable to the Borrower, including, without limitation, those laws, rules and regulations relating to employee benefit plans and environmental matters, the non-compliance with which would have a Material Adverse Effect;

                   (l)  Environmental Matters. promptly upon the occurrence of
                        ---------------------
any of the following conditions, provide to the Administrative Agent a certificate of an executive officer thereof, specifying in detail the nature of such condition and its proposed response or the response of its Environmental
Affiliates: (a) its receipt or the receipt by any Environmental Affiliates of the Borrower of any written communication whatsoever that alleges that such person is not in compliance with any applicable Environmental Law or Environmental Approval, if such noncompliance could reasonably be expected to have a Material Adverse Effect, (b) knowledge by it, or by any Environmental Affiliates of the Borrower that there exists any Environmental Claim pending or threatened against any such person, which could reasonably be expected to have a Material Adverse Effect, or (c) any release, emission, discharge or disposal of any material that could form the basis of any Environmental Claim against it or against any Environmental Affiliates of the Borrower, if such Environmental Claim could reasonably be expected to have a Material Adverse Effect. Upon the written request by the Administrative Agent, it will submit to the Administrative Agent at reasonable intervals, a report providing an update of the status of any issue or claim identified in any notice or certificate required pursuant to this subsection;

                   (m)  ERISA. forthwith upon learning of the occurrence of any
                        -----
material liability of the Borrower or any ERISA Affiliate pursuant to ERISA in connection with the termination of any Plan or withdrawal or partial withdrawal of any multi-employer plan (as defined in ERISA) or of a failure to satisfy the minimum funding standards of Section 412 of the Code or Part 3 of Title I of ERISA by any Plan for which the Borrower or any ERISA Affiliate is plan administrator (as defined in ERISA), furnish or cause to be furnished to the Lenders written notice thereof;

                   (n)  Vessel Management. cause the Vessel to be managed by the
                        -----------------
Borrower or a wholly-owned subsidiary thereof or other manager under arrangements that are on an arms' length basis;

                   (o)  ISM Code, ISPS Code and MTSA Matters.  procure that the
                        ------------------------------------
Operator will (i) comply with (A) the ISM Code and the ISPS Code in accordance with the implementation schedule thereof, including (but not limited to) the maintenance and renewal of valid certificates pursuant thereto and (B) the MTSA; (ii) promptly undertake to cure, and in any event cure within 30 days, any identified material deficiencies with respect to the Vessel's compliance with (A) the ISM Code and the ISPS Code in accordance with the implementation schedule thereof, including (but not limited to) the maintenance and renewal of valid certificates pursuant thereto and (B) the MTSA; and (iii) immediately inform the Administrative Agent if there is any threatened or actual withdrawal, suspension, cancellation or modification of its DOC or the ISSC or the SMC in respect of the Vessel; and (iv) promptly inform the Administrative Agent upon the issuance to the Borrower or Operator of a DOC and the issuance to the Vessel of an ISSC and an SMC;

                   (p)  Brokerage Commissions, etc. indemnify and hold each of
                        --------------------------
the Agents and the Lenders harmless from any claim for any brokerage commission, fee, or compensation from any broker or third party resulting from the transactions contemplated hereby;

                   (q)  Insurance. maintain with financially sound and reputable
                        ---------
insurance companies, insurance on all their respective properties and against all such risks and in at least such amounts as are usually insured against by companies of established reputation engaged in the same or similar business from time to time; and

                   (r)  Credit Rating. maintain at all times a Rating with
                        -------------
either S&P or Moody's and annually on each anniversary of the date of this Credit Agreement provide to the Administrative Agent evidence of such Rating(s).

9.2      Negative Covenants. The Borrower hereby covenants and undertakes with
         ------------------
the Lenders that, from the date hereof and so long as any principal, interest or other moneys are owing in respect of this Credit Agreement, under the Note or under any of the Security Documents, the Borrower will not without the prior written consent of the Majority Lenders (or all of the Lenders if required by Section 15.8):

                   (a)  Liens. create, assume or suffer to exist any Lien upon
                        -----
any of its property or assets, whether now owned or hereafter acquired, except

                               (i) Liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings, in each case for which adequate reserves have been maintained,

                              (ii) Liens (other than Liens pursuant to ERISA) incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business,

                             (iii) Liens on property or assets of a Subsidiary securing obligations of such Subsidiary to the Borrower or another Subsidiary,

                              (iv) Liens on container(s) and equipment acquired subsequent to the date of this Agreement (including Liens in connection with financing or capitalized leases), securing Indebtedness of the Borrower or any Subsidiary permitted by paragraph 9.2(c); provided that any such Lien may arise at any
                                    --------
                                    time after the date on which the encumbered container(s) or equipment were acquired if such Lien relates to a cross border lease of such container(s) or equipment where (A) the lease or financing agreement provides that in the event of the bankruptcy or insolvency of the lessor, lessee, trustee or other lease transaction party, a default or casualty, or any other type of lease termination event (whether scheduled or otherwise), title to the leased containers or equipment reverts to the Borrower or such Subsidiary, (B) the aggregate amount of lease payments and consideration paid to obtain reconveyance of title to the leased containers or equipment does not exceed the original cost thereof, (C) no security interest, financing statement or similar filings are made in the United States of America in respect of the leased containers or equipment for the benefit of any Person other than the Company or such Subsidiary and (D) prior to such Lien becoming effective, the Company or such Subsidiary receives a legal opinion of counsel to the lessor and trustee, if any, to the effect that the agreements referred to in subclause
                                    (A) of this clause (iv) are valid and
                                    legally binding agreements, enforceable
                                    against the lessor or trustee, if any, in accordance with their respective terms,

                               (v) Liens on Capital Assets acquired subsequent to the date of this Agreement (excluding any asset consisting of, or acquired with, insurance proceeds received in connection with any asset owned on the date of this Agreement) securing Indebtedness of the Borrower and Subsidiaries permitted by clause (iii) of paragraph 9.2(c),

                              (vi) Liens encumbering the Borrower's Capital Construction Fund to the extent incurred in connection with Borrower's financing of obligations constituting "qualified withdrawals" under regulations adopted by the Maritime Administration under the Merchant Marine Act, 1936, as amended,

                             (vii) any Lien existing on any property of any Person at the time it becomes a Subsidiary, or existing prior to the time of acquisition upon any property acquired by the Borrower or any Subsidiary through purchase, merger or consolidation or otherwise, whether or not assumed by the Borrower or such Subsidiary; provided that (a) any such Lien
                                                --------
                                    shall not encumber any other property of the Borrower or such Subsidiary, and (b) the aggregate amount of Indebtedness secured by all such Liens is at all times permitted by paragraph 9.2(c),

                            (viii)  Liens permitted under the Mortgage;

                              (ix) Liens in the Collateral in favor of the Administrative Agent or the Security Trustee to secure the obligations of the Borrower under this Agreement, Note and the Security Documents; and

                               (x) Liens disclosed on Schedule 2 on the date of this Agreement;

provided that, other than Liens permitted under the Mortgage, no Liens shall be permitted in or on the Collateral;

                   (b)  Distributions. pay or declare any dividend on any class
                        -------------
of stock or make any other distribution on account of any class of its stock, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock or make any Restricted Investment (all of the foregoing being herein called "Restricted Payments") if at the time any proposed Restricted Payment is to be made, or after giving effect to any proposed Restricted Payment, an Event of Default exists or would exist or a Financial Covenant Breach exists at the time;

                   (c)  Indebtedness. create, incur, assume or suffer to exist
                        ------------
any Indebtedness, except
                               (i)  Indebtedness of any Subsidiary to the
                                    Borrower or another Subsidiary,

                              (ii) Indebtedness of Subsidiaries in an aggregate principal amount at no time in excess of $25,000,000 (exclusive of Indebtedness permitted by clause (i) or (iii) hereof),

                             (iii) Indebtedness of Subsidiaries described in clause (v) of paragraph (a) and Indebtedness of the Borrower; provided that the aggregate principal amount thereof shall at no time exceed an amount equal to 200% of Net Worth at such time;

                   (d)  Consolidation and Merger. enter into any transaction of
                        ------------------------
merger, consolidation or other combination with any other Person; provided that
                                                                  --------

                               (i) any Subsidiary may merge with the Borrower; provided that the Borrower shall be the
                                    --------
                                    continuing or surviving corporation and no Event of Default will result therefrom,

                              (ii)  any Subsidiary may merge with another
                                    Subsidiary, and

                             (iii) the Borrower may merge, consolidate or combine with any other corporation; provided
                                                                        --------
                                    that (a) immediately after such merger,
                                    consolidation or combination, no Event of Default shall exist and (b) if the Borrower is not the continuing or surviving corporation, the successor corporation shall be a solvent corporation organized under the laws of any state of the United States of America and shall expressly assume in writing all of the obligations of the Borrower under this Agreement, including all covenants herein contained, and such successor or acquiring corporation shall be substituted for the Borrower with the same effect as if it had been named herein as a party hereto;

                   (e)  Sale of Assets. sell, lease or transfer or otherwise
                        --------------
dispose of any Capital Asset to any Person, except that during any rolling twelve-month period, the Borrower may sell or otherwise dispose of Capital Assets (other than Capital Assets constituting part of the Collateral unless the Borrower shall pay and discharge all of its obligations under or in connection with this Agreement, the Note and the Security Documents prior to or concurrently with such sale pursuant to Section 5.5) which constituted up to 10% of the total value of the assets of the Borrower as of December 31, 2004, so long as (A) such Capital Assets sold contributed less than 25% of the Consolidated Net Earnings in each of the three fiscal years immediately preceding any such sale and (B) such Capital Assets, when considered together with all other Capital Assets sold or otherwise disposed of subsequent to December 31, 2004, do not constitute in excess of 30% of the total value of the assets of the Borrower as of December 31, 2004;

                   (f)  Sale of Stock and Indebtedness of Subsidiaries. sell or
                        ----------------------------------------------
otherwise dispose of, or part with control of, any shares of stock or Indebtedness of any Subsidiary, except to the Borrower or another Subsidiary, and except that all shares of stock and Indebtedness of any Subsidiary at the time owned by or owed to the Borrower and all Subsidiaries may be sold as an entirety for a cash consideration which represents their fair value (as determined in good faith by the Board of Directors of the Borrower), at the time of sale of the shares of stock and Indebtedness so sold, and provided that at the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Indebtedness of any other Subsidiary (unless all of the shares of stock and Indebtedness of such other Subsidiary owned, directly or indirectly, by the Borrower and all Subsidiaries are simultaneously being sold as permitted by this paragraph 9.2(f));

                   (g)  Sale and Lease-Back. enter into any arrangement with any
                        -------------------
lender or investor or to which such lender or investor is a party providing for the leasing by the Borrower or any Subsidiary of real or personal property owned by the Borrower or any Subsidiary as of December 31, 2004 (including any such property acquired with insurance proceeds received in connection with any real or personal property owned by the Borrower or any Subsidiary on such date), which has been or is to be sold or transferred by the Borrower or any Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or rental obligations of the Borrower or any Subsidiary;

                   (h)  Transactions with Affiliates and Stockholders. directly
                        ---------------------------------------------
or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise (i) any Affiliate, (ii) any Person owning, beneficially or of record, directly or indirectly, either individually or together with all other Persons to whom such Person is related by blood, adoption or marriage, stock of the Borrower or stock of any Person owning stock of the Borrower (of any class having ordinary voting power for the election of directors) aggregating 5% or more of such voting power or (iii) any Person related by blood, adoption or marriage to any Person described or coming within the provisions of clause (i) or (ii) of this paragraph 9.2(h) provided that the
                                                          --------
Borrower and Subsidiaries may enter into such transactions on terms no less favorable to the Borrower or Subsidiary than if no such relationship existed, including (subject in each case to the limitations of paragraph 9.2(b)) Restricted Payments and transactions of the Borrower involving the sale or purchase of shares of the Borrower's stock;

                   (i)  Loans, Advances and Investments. make or permit to
                        -------------------------------
remain outstanding any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that the Borrower or any Subsidiary may

                               (i) make or permit to remain outstanding loans or advances to any Subsidiary;

                              (ii) own, purchase or acquire stock, obligations or securities of a Subsidiary or of a Person which immediately after such purchase or acquisition will be a Subsidiary;

                             (iii)  acquire and own stock, obligations or
                                    securities received in settlement of debt
                                    (created in the ordinary course of business) owing to the Borrower or any Subsidiary,

                              (iv) make investments in accordance with the resolutions of the Board of Directors of the Company; provided that such resolutions
                                             --------
                                    authorize only investments rated investment grade by S&P, Moody's, or any other nationally recognized credit rating agency,

                               (v) make Restricted Investments to the extent permitted by paragraph 9.2(b); and

                              (vi) make other investments, loans and advances (other than Restricted Investments which may be made only to the extent permitted by paragraph 9.2(b)) which in aggregate (at original cost) do not exceed $30,000,000;

Notwithstanding the foregoing, amounts in the Capital Construction Fund may be invested only as provided in clause (iv) above; or

                   (j)  Terrorism Sanction Regulations. become, or permit any
                        ------------------------------
Subsidiary to become, a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order, or to knowingly engage, or permit any Subsidiary to knowingly engage, in any dealings or transactions with any such Person;

                   (k)  Change of Flag, Class or Ownership. change the flag of
                        ----------------------------------
the Vessel other than to a jurisdiction acceptable to the Majority Lenders, change the Classification Society of the Vessel other than to another member of the International Association of Classification Societies, or change the immediate or ultimate ownership of the Vessel;

                   (l)  Changes in Offices. change the location of the chief
                        ------------------
executive office of the Borrower or the office of the Borrower in which the records relating to the earnings or insurances of the Vessel are kept unless the Lenders shall have received sixty (60) days prior written notice of such change;

                   (m)  Change Fiscal Year. change its fiscal year;
                        ------------------

                   (n)  No Money Laundering. in connection with this Credit
                        -------------------
Agreement or any of the Security Documents, contravene any law, official requirement or other regulatory measure or procedure implemented to combat "money laundering" (as defined in Article 1 of the Directive (91/308/EEC) of the Council of the European Communities) and comparable United States Federal and state laws. In addition, the Borrower confirms that it is the beneficiary (within the meaning of Section 8 of the German Money Laundering Act (Geldwaschegesetz)) for each Advance made or to be made available to it. The Borrower will promptly inform the Lenders (by written notice to the Agent) if the Borrower is not or ceases to be the beneficiary and will provide in writing the name and address of the beneficiary. The Borrower shall be informed from time to time of any changes in any foreign laws, official requirements or other regulatory measures or procedures with which it is required to comply under this subsection (n) by each Lender subject to such laws, requirements, measures or procedures; and

                   (o)  Use of Proceeds. will not use the proceeds of Advances
                        ---------------
in violation of Regulations U or X and will not violate Regulation T.

9.3      Financial Covenants. The Borrower hereby covenants and undertakes with
         -------------------
the Lenders that, from the date hereof and so long as any principal or interest are outstanding or other moneys are owing in respect of this Credit Agreement, under the Note or under any of the Security Documents, the Borrower will:

                   (a)  Long-Term Debt to Net Worth Ratio. maintain at all times
                        ---------------------------------
a ratio of Long-Term Debt to Net Worth of not more than 2.0 to 1.0;

                   (b)  Net Worth. maintain at all times a Net Worth of not less
                        ---------
than the greater of (i) Two Hundred Fifty Million Dollars ($250,000,000) or
(ii) sixty five percent (65%) of the shareholders equity of the Borrower as reported in its most recently prepared audited annual financial reports delivered pursuant to Section 9.1(d)(i);

                   (c)  Working Capital. maintain at all times positive working
                        ---------------
capital;

                   (d)  Contingent Net Worth. upon the occurrence and at all
                        --------------------
times after a Change of Control, maintain a Net Worth of not less than Three Hundred Fifty Million Dollars ($350,000,000) plus fifty percent (50%) of all quarterly net income, to the extent such net income is positive, earned after the effective date of such Change of Control; and

                   (e)  Contingent Collateral Value to Outstandings Ratio. upon
                        -------------------------------------------------
the occurrence and at all times after and during the continuance of a Rating Drop, maintain a ratio of the Fair Market Value of the Vessel to the outstanding amount of the Facility of at least 1.20 to 1.00; such ratio to be tested on the day it becomes applicable and annually thereafter;

10.      ASSIGNMENT
         ----------

This Credit Agreement shall be binding upon, and inure to the benefit of, the Borrower and the Lenders, the Agents and their respective successors and assigns, except that the Borrower may not assign any of its rights or obligations hereunder. Each Lender shall be entitled to assign its rights and obligations under this Credit Agreement or grant participation(s) in the Facility to any subsidiary, holding company or other affiliate of such Lender, to any subsidiary or other affiliate company of any thereof or to any other bank, financial institution or collateralized loan obligation fund or trust ("CLO") approved by the Administrative Agent and the Borrower, which approval shall not be unreasonably withheld; provided, however, (i) that no consent of
                                    --------  -------
the Borrower shall be required if an Event of Default has occurred and is continuing at the time of such assignment and (ii) that no such consent shall be required if the assignee is, immediately prior to giving effect to such assignment, another bank, financial institution, an Affiliate of the assigning Lender or a CLO advised by a Lender (in a minimum amount of not less than $5,000,000), and such Lender shall forthwith give notice of any such assignment or participation to the Borrower and pay the Administrative Agent an assignment fee of $3,000 for each such assignment or participation which is not made to a subsidiary, holding company or affiliate of the assigning Lender; provided,
                                                                  --------
however, that any such assignment must be made pursuant to an Assignment and
-------
Assumption Agreement. The Borrower will take all actions requested by the Agents or any Lender to effect such assignment, including, without limitation, the execution of a written consent to any Assignment and Assumption Agreement.

The Administrative Agent shall, on behalf of the Borrower, maintain at its address a copy of each Assignment and Assumption Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Facility owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Commitments, Facility and any Notes evidencing such Facility recorded therein for all purposes of this Agreement. Any assignment of any Commitment and/or Facility shall be effective only upon appropriate entries with respect thereto being made in the Register. Any assignment or transfer of all or part of a Commitment and/or Facility shall be registered on the Register only if accompanied by a duly executed Assignment and Assumption Agreement. The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender's Commitments and Facility) at any reasonable time and from time to time upon reasonable prior notice.

11.      ILLEGALITY, INCREASED COST, NON-AVAILABILITY, ETC.
         --------------------------------------------------

11.1     Illegality. In the event that by reason of any change in any applicable
         ----------
law, regulation or regulatory requirement or in the interpretation thereof, a Lender has a basis to conclude that it has become unlawful for any Lender to maintain or give effect to its obligations as contemplated by this Credit Agreement, such Lender shall inform the Administrative Agent and the Borrower to that effect, whereafter the liability of such Lender to make its Commitment available shall forthwith cease and the Borrower shall be required either to repay to such Lender that portion of the Facility advanced by such Lender immediately or, if such Lender so agrees, to repay such portion of the Facility to such Lender on the last day of any then current Interest Period in accordance with and subject to the provisions of Section 11.5. In any such event, but without prejudice to the aforesaid obligations of the Borrower to repay such portion of the Facility, the Borrower and the relevant Lender shall negotiate in good faith with a view to agreeing on terms for making such portion of the Facility available from another jurisdiction or otherwise restructuring such portion of the Facility on a basis which is not unlawful.

11.2     Increased Costs. If any change in applicable law, regulation or
         ---------------
regulatory requirement (including any applicable law, regulation or regulatory requirement which relates to capital adequacy or liquidity controls or which affects the manner in which any Lender allocates capital resources under this Credit Agreement), or in the interpretation or application thereof by any governmental or other authority, shall:

                               (i) subject any Lender to any Taxes with respect to its income from the Facility, or any part thereof, or

                              (ii) change the basis of taxation to any Lender of payments of principal or interest or any other payment due or to become due pursuant to this Credit Agreement (other than a change in the basis effected by the jurisdiction of organization of such Lender, the jurisdiction of the principal place of business of such Lender, the United States of America, the State or City of New York or any governmental subdivision or other taxing authority having jurisdiction over such Lender (unless such jurisdiction is asserted by reason of the activities of the Borrower) or such other jurisdiction where the Facility may be payable), or

                             (iii)  impose, modify or deem applicable any
                                    reserve requirements or require the making of any special deposits against or in respect of any assets or liabilities of, deposits with or for the account of, or loans by, a Lender, or

                              (iv) impose on any Lender any other condition affecting the Facility or any part thereof,

and the result of the foregoing is either to increase the cost to such Lender of making available or maintaining its Commitment or any part thereof or to reduce the amount of any payment received by such Lender, then and, in any such case, if such increase or reduction, in the opinion of such Lender, materially affects the interests of such Lender under or in connection with this Credit Agreement:

                   (a) the Lender shall notify the Administrative Agent and the Borrower of the happening of such event, and

                   (b) the Borrower agrees forthwith upon demand to pay to such Lender such amount as such Lender certifies to be necessary to compensate such Lender for such additional cost or such reduction.

11.3     Nonavailability of Funds. If the Administrative Agent shall determine
         ------------------------
that, by reason of circumstances affecting the London Interbank Market generally, adequate and reasonable means do not or will not exist for ascertaining the Applicable Rate for the Facility for any Interest Period, the Administrative Agent shall give notice of such determination to the Borrower. The Majority Lenders shall then determine the interest rate and/or Interest Period to be substituted for those which would otherwise have applied under this Credit Agreement. If the Majority Lenders are unable to agree upon such a substituted interest rate and/or Interest Period within thirty (30) days of the giving of such determination notice, the Administrative Agent shall set an interest rate and Interest Period to take effect from the expiration of the Interest Period in effect at the date of determination, which rate shall be equal to the Margin plus the cost to the Lenders (as certified by each Lender) of funding the Facility. In the event the state of affairs referred to in this
Section 11.3 shall extend beyond the end of the Interest Period, the foregoing procedure shall continue to apply until circumstances are such that the Applicable Rate may be determined pursuant to Section 6.

11.4     Lender's Certificate Conclusive. A certificate or determination notice
         -------------------------------
of any Lender as to any of the matters referred to in this Section 11 shall, absent manifest error, be conclusive and binding on the Borrower.

11.5     Compensation for Losses. Where the Facility or any portion thereof is
         -----------------------
to be repaid by the Borrower pursuant to this Section 11, the Borrower agrees simultaneously with such repayment to pay to the relevant Lender all accrued interest to the date of actual payment on the amount repaid and all other sums then payable by the Borrower to the relevant Lender pursuant to this Credit Agreement, together with such amounts as may be certified by the relevant Lender to be necessary to compensate such Lender for any actual loss, premium or penalties incurred or to be incurred thereby on account of funds borrowed to make, fund or maintain its Commitment or such portion thereof for the remainder (if any) of the then current Interest Period or Interest Periods, if any, but otherwise without penalty or premium.

12.      CURRENCY INDEMNITY
         ------------------

12.1     Currency Conversion. If, for the purpose of obtaining or enforcing a
         -------------------
judgment in any court in any country, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in Dollars under this Credit Agreement, the Note or any of the Security Documents, then the conversion shall be made, in the discretion of the Administrative Agent, at the rate of exchange prevailing either on the date of default or on the day before the day on which the judgment is given or the order for enforcement is made, as the case may be (the "conversion date"), provided that the Administrative Agent shall not be entitled to recover under this section any amount in the judgment currency which exceeds at the conversion date the amount in Dollars due under this Credit Agreement, the Note and/or any of the Security Documents.

12.2     Change in Exchange Rate. If there is a change in the rate of exchange
         -----------------------
prevailing between the conversion date and the date of actual payment of the amount due, the Borrower shall pay such additional amounts (if any, but, in any event, not a lesser amount) as may be necessary to ensure that the amount paid in the judgment currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount then due under this Credit Agreement, the Note and/or any of the Security Documents in Dollars; any excess over the amount due received or collected by the Lenders shall be remitted to the Borrower.

12.3     Additional Debt Due. Any amount due from the Borrower under this
         -------------------
Section 12 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Credit Agreement, the Note and/or any of the Security Documents.

12.4     Rate of Exchange. The term "rate of exchange" in this Section 12 means
         ----------------
the rate at which the Administrative Agent in accordance with its normal practices is able on the relevant date to purchase Dollars with the judgment currency and includes any premium and costs of exchange payable in connection with such purchase.

13.      FEES AND EXPENSES
         -----------------

13.1     Fees. During the period beginning on the date of this Credit Agreement
         ----
and ending on the earlier of the Final Payment Date and the date of the expiration or termination of this Agreement, the Borrower shall pay to the Administrative Agent (for the account of the Lenders), quarterly in arrears, with the final payment to be made on the earlier of the Final Payment Date and the date of the expiration or termination of this Agreement, a commitment fee (the "Commitment Fee") equal to four tenths of one percent (0.40%) per annum of the Margin, payable on the difference between the Available Amount and the average daily amount of the outstanding Advances. The Commitment Fee shall be calculated on the basis of a 365/6-day year for the actual number of days (including the first day but excluding the last day) occurring in the period for which the Commitment Fee is payable. The Borrower shall also pay to the Agents such fees as the parties have agreed pursuant to the Commitment Letter and the date of this Agreement shall be deemed the "Closing Date" as such term is used therein.

13.2     Expenses. The Borrower agrees, whether or not the transactions hereby
         --------
contemplated are consummated, on demand to pay, or reimburse the Agents for their payment of, the expenses of the Agents and (after the occurrence and during the continuance of an Event of Default) the Lenders incident to said transactions (and in connection with any supplements, amendments, waivers or consents relating thereto or incurred in connection with the enforcement or defense of any of the Agents' and the Lenders' rights or remedies with respect thereto or in the preservation of the Agent's and the Lenders' priorities under the documentation executed and delivered in connection therewith), including, without limitation, all costs and expenses of preparation, negotiation, execution and administration of this Credit Agreement and the documents referred to herein, the fees and disbursements of the Agents' and Lenders' counsel in connection therewith, as well as the fees and expenses of any independent appraisers, surveyors, engineers, inspectors and other consultants retained by the Agents in connection with this Agreement and the transactions contemplated hereby and under the Security Documents that are expressly permitted herein to be so retained by the Agents, all costs and expenses, if any, in connection with the enforcement of this Credit Agreement, the Note and the Security Documents and stamp and other similar taxes, if any, incident to the execution and delivery of the documents (including, without limitation, the Note) herein contemplated and to hold the Agents and the Lenders free and harmless in connection with any liability arising from the nonpayment of any such stamp or other similar taxes. Such taxes and, if any, interest and penalties related thereto as may become payable after the date hereof shall be paid immediately by the Borrower to the Agents or the Lenders, as the case may be, when liability therefor is no longer contested by such party or parties or reimbursed immediately by the Borrower to such party or parties after payment thereof (if the Agents or the Lenders, at their sole discretion, chooses to make such payment).

14.      APPLICABLE LAW, JURISDICTION AND WAIVER
         ---------------------------------------

14.1     Applicable Law. This Credit Agreement shall be governed by, and
         --------------
construed in accordance  with, the laws ofthe State of New York.

14.2     Jurisdiction. The Borrower hereby irrevocably submits to the
         ------------
jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by any of the Lenders or the Agents under this Credit Agreement or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Borrower by mailing or delivering the same by hand to the Borrower at the address indicated for notices in Section 16.1. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Borrower as such, and shall be legal and binding upon the Borrower for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Borrower to the Lenders or the Agent) against the Borrower in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Borrower will advise the Administrative Agent promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Lenders may bring any legal action or proceeding in any other appropriate jurisdiction.

14.3     WAIVER OF JURY TRIAL. IT IS MUTUALLY AGREED BY AND AMONG THE BORROWER,
         --------------------
THE AGENT AND THE LENDERS THAT EACH OF THEM HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE NOTE OR THE SECURITY DOCUMENTS.

15.      THE AGENTS
         ----------

15.1     Appointment of Agents. Each of the Lenders irrevocably appoints and
         ---------------------
authorizes the Agents severally each to take such action as agent on its behalf and to exercise such powers under this Credit Agreement, the Note and the Security Documents as are delegated to such Agent by the terms hereof and thereof. No Agent nor any of their respective directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them under this Credit Agreement, the Note or the Security Documents or in connection therewith, except for its or their own gross negligence or willful misconduct.

15.2     Security Trustee as Trustee. Each of the Lenders irrevocably appoints
         ---------------------------
the Security Trustee as trustee on its behalf with regard to (i) the security, powers, rights, titles, benefits and interests (both present and future) constituted by and conferred on the Lenders or any of them or for the benefit thereof under or pursuant to this Credit Agreement, the Note or any of the Security Documents (including, without limitation, the benefit of all covenants, undertakings, representations, warranties and obligations given, made or undertaken to any Lender in the Agreement, the Note or any Security Document),
(ii) all moneys, property and other assets paid or transferred to or vested in any Lender or any agent of any Lender or received or recovered by any Lender or any agent of any Lender pursuant to, or in connection with, this Credit Agreement, the Note or the Security Documents whether from the Borrower or any other person and (iii) all money, investments, property and other assets at any time representing or deriving from any of the foregoing, including all interest, income and other sums at any time received or receivable by any Lender or any agent of any Lender in respect of the same (or any part thereof). The Security Trustee hereby accepts such appointment.

15.3     Distribution of Payments. Whenever any payment is received by the
         ------------------------
Administrative Agent from the Borrower for the account of the Lenders, or any of them, whether of principal or interest on the Note, commissions, fees under
Section 13 or otherwise, it will thereafter cause to be distributed on the same day if received before 3 p.m. New York time, or on the next day if received thereafter, like funds relating to such payment ratably to the Lenders according to their respective Commitments, in each case to be applied according to the terms of this Credit Agreement.

15.4     Holder of Interest in Note. The Agents may treat each Lender as the
         --------------------------
holder of all of the interest of such Lender in the Note.

15.5     No Duty to Examine, Etc. The Agents shall not be under a duty to
         ------------------------
examine or pass upon the validity, effectiveness or genuineness of any of this Credit Agreement, the Note, the Security Documents or any instrument, document or communication furnished pursuant to this Credit Agreement or in connection therewith or in connection with the Note or any Security Document, and the Agents shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

15.6     Agents as Lenders. With respect to that portion of the Facility made
         -----------------
available by it, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall include each Agent in its capacity as a Lender. Each Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with, the Borrower, as if it were not an Agent.

15.7     Acts of the Agents. Each Agent shall have duties and reasonable
         ------------------
discretion, and shall act as follows:

                   (a)  Obligations of the Agents. The obligations of each
                        -------------------------
Agent under this Credit Agreement, under the Note and under the Security Documents are only those expressly set forth herein and therein.

                   (b)  No Duty to Investigate. No Agent shall at any time be
                        ----------------------
under any duty to investigate whether an Event of Default, or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred or to investigate the performance of this Credit Agreement, the Note or any Security Document by the Borrower.

                   (c)  Discretion of the Agents. Each Agent shall be entitled
                        ------------------------
to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Credit Agreement, the Note and the Security Documents, unless the Administrative Agent shall have been instructed by the Majority Lenders to exercise such rights or to take or refrain from taking such action; provided, however, that no Agent shall be required to take any action which
--------  -------
exposes such Agent to personal liability or which is contrary to this Credit Agreement or applicable law.

                   (d)  Instructions of Majority Lenders. Each Agent shall in
                        --------------------------------
all cases be fully protected in acting or refraining from acting under this Credit Agreement, under the Note, or under any Security Document in accordance with the instructions of the Majority Lenders, and any action taken, or failure to act pursuant to such instructions, shall be binding on all of the Lenders.

15.8     Certain Amendments. Neither this Credit Agreement, the Note nor any of
         ------------------
the Security Documents nor any terms hereof or thereof may be amended unless such amendment is approved by the Borrower and the Majority Lenders, provided that no such amendment shall, without the written consent of each Lender affected thereby, (i) reduce the interest rate, amend the definition of Margin or extend the time of a scheduled payment of principal or interest or fees on the Facility, or reduce the principal amount of the Facility or any fees hereunder, (ii) increase or decrease the Commitment of any Lender or subject any Lender to any additional obligation (it being understood that a waiver of any Event of Default, other than a payment default, or any mandatory repayment of Facility shall not constitute a change in the terms of any Commitment of any Lender), (iii) amend, modify or waive any provision of this Section 15.8,
(iv) amend the definition of Majority Lenders or any other definition referred to in this Section 15.8, (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Credit Agreement,
(vi) release the Borrower from any of its obligations under any Security Document except as expressly provided herein or in such Security Document or
(vii) amend any provision relating to the maintenance of collateral under
Section 9.3(e); provided, further, that approval by all Lenders shall be required for any amendment or waivers with respect to Section 5.5 of this Credit Agreement. All amendments approved by the Majority Lenders under this Section
15.8 must be in writing and signed by the Borrower, each of the Lenders comprising the Majority Lenders and, if applicable, each Lender affected thereby and any such amendment shall be binding on all the Lenders; provided, however,
                                                            --------  -------
that any amendments or waivers with respect to Section 5.5 of this Credit Agreement must be in writing and signed by the Borrower and all of the Lenders.

15.9     Assumption re Event of Default. Except as otherwise provided in Section
         ------------------------------
15.15, the Administrative Agent shall be entitled to assume that no Event of Default, or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing, unless the Administrative Agent has been notified by the Borrower of such fact, or has been notified by a Lender that such Lender considers that an Event of Default or such an event (specifying in detail the nature thereof) has occurred and is continuing. In the event that the Administrative Agent shall have been notified, in the manner set forth in the preceding sentence, by the Borrower or any Lender of any Event of Default or of an event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, the Administrative Agent shall notify the Lenders and shall take action and assert such rights under this Credit Agreement, under the Note and under Security Documents as the Majority Lenders shall request in writing.

15.10    Limitations of Liability. Neither any Agent nor any of the Lenders
         ------------------------
shall be under any liability or responsibility whatsoever:

                   (a) to the Borrower or any other person or entity as a consequence of any failure or delay in performance by, or any breach by, any other Lenders or any other person of any of its or their obligations under this Credit Agreement or under any Security Document;

                   (b) to any Lender or Lenders as a consequence of any failure or delay in performance by, or any breach by, the Borrower of any of its respective obligations under this Credit Agreement, under the Note or under the Security Documents; or

                   (c) to any Lender or Lenders for any statements, representations or warranties contained in this Credit Agreement, in any Security Document or in any document or instrument delivered in connection with the transaction hereby contemplated; or for the validity, effectiveness, enforceability or sufficiency of this Credit Agreement, the Note, any Security Document or any document or instrument delivered in connection with the transactions hereby contemplated.

15.11    Indemnification of the Agents. The Lenders agree to indemnify each
         -----------------------------
Agent (to the extent not reimbursed by the Borrower), pro rata according to the respective amounts of their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including legal fees and expenses incurred in investigating claims and defending itself against such liabilities) which may be imposed on, incurred by or asserted against, such Agent in any way relating to or arising out of this Credit Agreement, the Note or any Security Document, any action taken or omitted by such Agent thereunder or the preparation, administration, amendment or enforcement of, or waiver of any provision of, this Credit Agreement, the Note or any Security Document, except that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

15.12    Consultation with Counsel. Each of the Agents may consult with legal
         -------------------------
counsel reasonably selected by such Agent and shall not be liable for any action taken, permitted or omitted by it in good faith in accordance with the advice or opinion of such counsel.

15.13    Resignation. Any Agent may resign at any time by giving thirty (30)
         -----------
days' written notice thereof to the other Agents, the Lenders and the Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank or trust company of recognized standing. Any resignation by an Agent pursuant to this Section 15.13 shall be effective only upon the appointment of a successor Agent. The appointment of any successor Agent shall be subject to the prior written consent of the Borrower, such consent not to be unreasonably withheld. After any retiring Agent's resignation as Agent hereunder, the provisions of this Section 15 shall continue in effect for its benefit with respect to any actions taken or omitted by it while acting as Agent.

15.14    Representations of Lenders.  Each Lender represents and warrants to
         --------------------------
each other Lender and each Agent that:

                   (a) in making its decision to enter into this Credit Agreement and to make its Commitment available hereunder, it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower, that it has made an independent credit judgment and that it has not relied upon any statement, representation or warranty by any other Lender or any Agent; and

                   (b) so long as any portion of its Commitment remains outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrower.

15.15    Notification of Event of Default. The Administrative Agent hereby
         --------------------------------
undertakes to promptly notify the Lenders, and the Lenders hereby promptly undertake to notify the Administrative Agent and the other Lenders, of the existence of any Event of Default, which shall have occurred and be continuing, of which the Administrative Agent or Lender has actual knowledge.

16.      NOTICES AND DEMANDS
         -------------------

16.1     Notices. All notices, requests, demands and other communications to any
         -------
party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to the Borrower at the address or facsimile number set forth below and to the Lenders and the Agents at their address and facsimile numbers set forth in Schedule 1 or at such other address or facsimile numbers as such party may hereafter specify for the purpose by notice to each other party hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 16.1 and telephonic confirmation of receipt thereof is obtained within such party's normal business hours on the next occurring Banking Day or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

If to the Borrower:

               Matson Navigation Company, Inc.
               555 - 12th Street
               Oakland, California 94607
               Facsimile No.:  (510) 628-7330

               Attention:  Senior Vice President and Chief Financial Officer

17.      MISCELLANEOUS
         -------------

17.1     Time of Essence. Time is of the essence with respect to the obligations
         ---------------
of the Borrower under this Credit Agreement but no failure or delay on the part of any Lender or any Agent to exercise any power or right under this Credit Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by any Lender or any Agent of any power or right hereunder preclude any other or further exercise thereof or the exercise of any other power or right. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

17.2     Unenforceable, etc., Provisions-Effect. In case any one or more of the
         --------------------------------------
provisions contained in this Credit Agreement, the Note or in any Security Document would, if given effect, be invalid, illegal or unenforceable in any respect under any law applicable in any relevant jurisdiction, said provision shall not be enforceable against the Borrower, but the validity, legality and enforceability of the remaining provisions herein or therein contained shall not in any way be affected or impaired thereby.

17.3     References. References herein to Sections, Exhibits and Schedules are
         ----------
to be construed as references to sections of, exhibits to, and schedules to, this Credit Agreement, unless the context otherwise requires.

17.4     Further Assurances. The Borrower agrees that if this Credit Agreement,
         ------------------
the Note or any Security Document shall, in the reasonable opinion of the Lenders, at any time be deemed by the Lenders for any reason insufficient in whole or in part to carry out the true intent and spirit hereof or thereof, it will execute or cause to be executed such other and further assurances and documents as in the reasonable opinion of the Lenders may be required in order to more effectively accomplish the purposes of this Credit Agreement, the Note or any Security Document.

17.5     Prior Agreements, Merger. Any and all prior understandings and
         ------------------------
agreements heretofore entered into between the Borrower on the one part, and the Agents or the Lenders, on the other part, whether written or oral, other than the Commitment Letter, are superseded by and merged into this Credit Agreement and the other agreements (the forms of which are exhibited hereto) to be executed and delivered in connection herewith to which the Borrower, the Agents and/or the Lenders are parties, which alone fully and completely express the agreements between the Borrower, the Agents and the Lenders.

17.6     Entire Agreement; Amendments. This Credit Agreement constitutes the
         ----------------------------
entire agreement of the parties hereto, including all parties added hereto pursuant to an Assignment and Assumption Agreement. Subject to Section 15.8, any provision of this Credit Agreement, the Note or any Security Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, the Agents and the Majority Lenders.

17.7     Counterparts; Execution. This Credit Agreement may be executed in any
         -----------------------
number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of this Credit Agreement by facsimile or electronic transmission will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Credit Agreement by facsimile or electronic transmission shall also deliver an originally executed counterpart as soon as practicable, but the failure of any party to deliver an originally executed counterpart of this Credit Agreement will not affect the validity or effectiveness of this Credit Agreement.

17.8     Indemnification. The Borrower agrees to indemnify each Lender and each
         ---------------
Agent, their respective successors and assigns, and their respective officers, directors, employees, representatives and agents (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the obligations of the Borrower hereunder) be imposed on, asserted against or incurred by, any Indemnitee as a result of, or arising out of or in any way related to or by reason of, (a) any violation by the Borrower or any Environmental Affiliate (or any charterer or other operator of the Vessel) of any applicable Environmental Law, (b) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any Environmental Affiliate (or, after foreclosure, by any Lender or any Agent or any of their respective successors or assigns), (c) the breach of any representation, warranty or covenant set forth in Sections 2.1 (p) or 9.1(l), (d) the Facility (including the use of the proceeds of the Facility and any claim made for any brokerage commission, fee or compensation from any Person), or (e) the execution, delivery, performance or non-performance of this Credit Agreement, the Note, any Security Document, or any of the documents referred to herein or contemplated hereby (whether or not the Indemnitee is a party thereto); provided, however, that no such indemnity obligation shall be effective if any such loss, liability, claim, damage, expense, obligation, penalty, action, judgment, suit, cost or disbursement is the result of the gross negligence of willful misconduct of any Agent or Lender. If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The obligations of the Borrower under this Section 17.7 shall survive the termination of this Credit Agreement and the repayment to the Lenders of all amounts owing thereto under or in connection herewith.

17.9     Headings. In this Credit Agreement, section headings are inserted for
         --------
convenience of reference only and shall not be taken into account in the interpretation of this Credit Agreement.

17.10    WAIVER OF IMMUNITY. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER
         ------------------
MAY ACQUIRE ANY IMMUNITY FROM SUIT, JURISDICTION OF ANY COURT OR ANY LEGAL P ROCESS (WHETHER THROUGH ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OF A JUDGMENT, OR FROM ANY OTHER LEGAL PROCESS OR REMEDY) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS CREDIT AGREEMENT AND THE OTHER SECURITY DOCUMENTS.

IN WITNESS whereof, the parties hereto have caused this Credit Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.


                                    MATSON NAVIGATION COMPANY, INC.

                                    By: /s/ M. J. Cox
                                        ----------------------------------
                                    Name:   M. J. Cox
                                    Title:  Sr. VP and CFO



                                    DnB NOR BANK ASA, acting through its New
                                    York Branch, as Administrative Agent and
                                    Security Trustee


                                    By:  /s/ Sanjiv Nayar
                                         ----------------------------------
                                         Name:  Sanjiv Nayar
                                         Title: Senior Vice President

                                    By:  /s/ Nikolai A. Nachamkin
                                         ----------------------------------
                                         Name:  Nikolai A. Nachamkin
                                         Title: Senior Vice President

                                    The Lenders:

                                    DnB NOR BANK ASA,
                                    acting through its New York Branch


                                    By:  /s/ Sanjiv Nayar
                                         ----------------------------------
                                         Name:  Sanjiv Nayar
                                         Title: Senior Vice President

                                    By:  /s/ Nikolai A. Nachamkin
                                         ----------------------------------
                                         Name:  Nikolai A. Nachamkin
                                         Title: Senior Vice President


                                    ING BANK N.V.


                                    By:  /s/ H. L. Baker
                                         ----------------------------------
                                         Name:  H. L. Baker
                                         Title: Director

                                    By:  /s/ Rory Hussey
                                         ----------------------------------
                                         Name:  Rory Hussey
                                         Title: Managing Director

Schedule 1

Lenders                                                        Commitment


DnB NOR Bank ASA                                               $67,500,000
New York Branch
200 Park Avenue
New York, New York  10166-0396
Facsimile No.: 212 681 3900
Telephone No.: 212 681 3858
Email: Erlend.Bryn@dnbnor.no
Attention: Mr. Erlend Bryn

ING Bank N.V.                                                  $37,500,000
60 London Wall
London EC2M 5TQ
United Kingdom
Facsimile No.: +44 20 7767 1880
Telephone No.: +44 20 7767 7252
Email: david.rolls@uk.ing.com
Attention: David Rolls

Schedule 2

Disclosure



1.       INDEBTEDNESS - For Purposes of Section 4.2 (g):
         ----------------------------------------------

         (a) Amended and Restated Note Agreement between Matson Navigation Company, Inc. and The Prudential Insurance Company of America, dated as of May 19, 2005:

              $15,000,000 Series A Senior Secured Notes Due August 19, 2010 $105,000,000 Series B Senior Secured Notes Due May 19, 2020


2.       LIENS - For Purposes of Sections 2.1(s) and 9.2(a)(x):
         -----------------------------------------------------

         (a) First Preferred Ship Mortgage on the MV MANUKAI, Official Number 1141163, dated as of September 5, 2003 ($55,000,000);

         (b) First Preferred Ship Mortgage on the MV MAUNAWILI, Official Number 1153166, dated as of July 30, 2004 ($55,000,000); and

         (c) First Preferred Ship Mortgage on the MV MANULANI, Official Number 1168529, dated as of May 19, 2005 ($120,000,000).

Schedule 3


Approved Ship Brokers

Clarkson's
Fearnleys
Platou
Braemar
Simpson, Spence & Young
Bassoe
Mallory, Jones, Lynch Flynn & Associates
Jacq. Pierot Jr. & Sons, Inc.
Compass Maritime Services LLC
Barry Rogliano Salles

                                                                       EXHIBIT A
                       PROMISSORY NOTE

U.S.$105,000,000.00                                       ____________, 200_
                                                          New York, New York

                  FOR VALUE RECEIVED, MATSON NAVIGATION COMPANY, INC., a corporation incorporated under the laws of the State of Hawaii, with offices at 555 12th Street, Oakland, California 94607 (the "Borrower"), hereby promises to pay to the order of DnB NOR BANK ASA, a Norwegian banking company acting through its New York Branch, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, at its office at 200 Park Avenue, 31st Floor, New York, New York 10166, or as it may otherwise direct, the principal sum of One Hundred Five Million United States Dollars (U.S. $105,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances from time to time outstanding made available by the Lenders to the Borrower pursuant to the Credit Agreement dated as of the _____ day of _______, 2005 (the "Credit Agreement") by and among (i) the Borrower, (ii) the banks and financial institutions listed on
Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee and as administrative agent for the Lenders. The Borrower shall repay the indebtedness represented by this Note as provided in Section 5 of the Credit Agreement. This Note may be prepaid on such terms as provided in the Credit Agreement.

                  Words and expressions used herein (including those in the foregoing paragraph) and defined in the Credit Agreement shall have the same meaning herein as therein defined.

                  The Borrower shall also pay interest on the Advances from the date of drawdown until payment in full at the rates determined from time to time in accordance with Section 6 of the Credit Agreement, which provisions are incorporated herein with full force and effect as if they were fully set forth herein. Any principal payment not paid when due, whether on an installment payment date or by acceleration, shall bear interest thereafter at the Default Rate. All interest shall accrue and be calculated on the actual number of days elapsed and on the basis of a 360-day year.

                  Both principal and interest are payable in Dollars to the Administrative Agent, for the account of the Lenders, as the Administrative Agent may direct, in immediately available same day funds.

                  The Administrative Agent shall endorse the amount and the date of the making of the Advances and any prepayment or payment of principal hereunder on the grid annexed hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so
                 ----- -----
endorsed; provided, however, that any failure to endorse such information on
          --------  -------
such grid shall not in any manner affect the obligation of the Borrower to make payment of principal and interest in accordance with the terms of the Credit Agreement and this Note.

                  If this Note or any payment required to be made hereunder becomes due and payable on a day which is not a Banking Day, the due date thereof shall be extended until the next following Banking Day and interest shall be payable during such extension at the rate applicable immediately prior thereto, unless such next following Banking Day falls in the following calendar month, in which case the due date thereof shall be adjusted to the immediately preceding Banking Day and interest payable on such due date shall reflect the actual number of days in the interest period ending on such preceding Banking Day.

                  This Note is the Note referred to in the Credit Agreement and is entitled to the security and benefits therein provided, including, but not limited to, such security as provided in the Security Documents, as defined in the Credit Agreement. Upon the occurrence of any Event of Default under Section 8 of the Credit Agreement, the principal hereof and accrued interest hereon may be declared to be (or, with respect to certain Events of Default, automatically shall become) immediately due and payable.

                  In the event that any holder of this Note shall institute any action for the enforcement or the collection of this Note, there shall be immediately due and payable, in addition to the unpaid balance hereof, all late charges and all costs and expenses of such action, including reasonable attorneys' fees.

                  The Borrower hereby waives presentment, protest, demand for payment, diligence, notice of dishonor and of nonpayment, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, hereby waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including, without limitation, exemptions provided by any federal or state statute, including, without limitation, exemptions provided by or allowed under any federal or state bankruptcy or insolvency laws, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof and hereby consents to any extensions of time, renewals, releases of any party to this Note, waiver or modification that may be granted or consented to by the holder of this Note.

                  The Borrower agrees that its liabilities hereunder are absolute and unconditional without regard to the liability of any other party and that no delay on the part of the holder hereof in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

                  If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in the Credit Agreement or this Note or any other agreement made in connection with this transaction, it is agreed that (a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon the Credit Agreement, this Note or any other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law, if any, and any excess shall be credited to the Borrower and (b) if the Administrative Agent elects to accelerate the maturity of, or if the Borrower prepays the indebtedness described in this Note, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law and any excess interest, if any, provided for in the Credit Agreement, in this Note or otherwise, shall be credited to the Borrower automatically as of the date of acceleration or prepayment.

                  THE UNDERSIGNED, AND THE LENDER BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING IN RESPECT OF ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date and year first above written.


                                    MATSON NAVIGATION COMPANY, INC.


                                    By:  _______________________________
                                         Name:
                                         Title:

                              ADVANCES
                              --------
                         PAYMENTS OF PRINCIPAL
                         ---------------------


  Date   Amount of Advance    Amount of Principal  Unpaid Principal    Notation
                                Paid or Prepaid        Balance         Made By
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------- -------------------- --------------------- ----------------- -----------

                                                               EXHIBIT B

==========================================================================


                          FIRST PREFERRED SHIP MORTGAGE


                                     on the


                            UNITED STATES FLAG VESSEL

                                    MAUNALEI

                          OFFICIAL NUMBER [__________]


                        MATSON NAVIGATION COMPANY, INC.,
                                    as Owner

                                       to


                                DnB NOR BANK ASA,
                       acting through its New York Branch,
                      as Security Trustee for the Lenders,
                                  as Mortgagee



                           Dated as of _________, 2006
================================================================================

                    SYNOPSIS OF FIRST PREFERRED SHIP MORTGAGE



Name of Vessel:                     MAUNALEI

Official Number of Vessel:          __________

Type of Instrument:                 First Preferred Ship Mortgage

Date of Instrument:                 __________, 2006

Name of Owner:                      Matson Navigation Company, Inc.

Percentage of Vessel Owned:         100%

Address of Owner:                   555 - 12th Street, 8th Floor
                                    Oakland, California 94607

Name of Mortgagee:                  DnB NOR Bank ASA

Address of Mortgagee:               200 Park Avenue, 31st Floor
                                    New York, New York 10166

Total Amount of Mortgage:           One Hundred Five Million United States
                                    Dollars (US$105,000,000) (exclusive of
                                    interest, expenses and fees)

                          FIRST PREFERRED SHIP MORTGAGE
                          -----------------------------

                  THIS FIRST PREFERRED SHIP MORTGAGE is made and given this _____ day of _____, 2006 by MATSON NAVIGATION COMPANY, INC., a Hawaii corporation, with offices at 555 - 12th Street, 8th Floor, Oakland, California 94607 (the "Owner") in favor of DnB NOR BANK ASA, acting through its New York
            -----
Branch, a bank incorporated under the laws of the Kingdom of Norway with offices at 200 Park Avenue, 31st Floor, New York, New York 10166, as security trustee for the Lenders (as such term is defined in Recital B below) (the "Mortgagee").
                                                                   ---------

                  WHEREAS:

                  A. The Owner is the sole owner of the whole of the vessel MAUNALEI, Official Number ____________, of _________ gross tons, _________ net tons, built in Philadelphia, Pennsylvania (the "Vessel"), and registered and
                                                ------
documented in the name of the Owner under the laws and flag of the United States of America at the National Vessel Documentation Center.

                  B. By a Credit Agreement dated as of June 28, 2005 (the "Credit Agreement", a conformed copy of the form of which without schedules or
 ----------------
exhibits is annexed hereto as Exhibit 1), made by and between (i) the Owner, as
                              ---------
Borrower, (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through
                          -------
its New York Branch, as security trustee (in such capacity, the "Security
                                                                 --------
Trustee") and as administrative agent (in such capacity, the "Administrative
-------                                                       --------------
Agent") for the Lenders, the Security Trustee has agreed to serve in such
-----
capacity under the Credit Agreement and the Lenders have agreed to provide to the Borrower a senior secured reducing revolving credit facility in the maximum principal amount of ONE HUNDRED FIVE MILLION UNITED STATES DOLLARS (U.S.$105,000,000) (the "Facility"). The obligation of the Owner to repay the
                         --------
Facility under the Credit Agreement being evidenced by a promissory note dated the date hereof from the Owner to the order of the Administrative Agent (the "Note"), a copy of the form of the Note being attached hereto as Exhibit 2.
 ----                                                            ---------
The Facility, and interest, fees and commissions thereon are to be repaid or paid, as the case may be, as provided in the Credit Agreement.

                  C. The Owner, in order to secure the payment of the Obligations, as that term is defined in subsection 1(A)(iv) hereof, and to secure the performance and observance of and compliance with all the covenants, terms and conditions in the Credit Agreement and in this Mortgage contained to be performed, observed and complied with by and on the part of the Owner, has duly authorized the execution and delivery of this Mortgage under and pursuant to the United States Ship Mortgage Act, 1920, as amended, inter alia, by Public
                                                          ----- ----
Law 100-710 (46 USC Section 30101 et seq.) (the "Ship Mortgage Act").
                                  -- ----

                  NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

                  1.  Definitions: In this Mortgage, unless the context
                      -----------
otherwise requires:

         (A)   (i)    "Classification Society" means American Bureau of
                       ----------------------
                      Shipping, Germanischer Lloyd, Lloyd's Register, Det
                      Norske Veritas or any member of the International
                      Association of Classification Societies with whom the Vessel is entered and who conducts periodic physical surveys and/or inspections of the Vessel;

              (ii)    "Earnings" includes all freight, hire and passage
                       --------
                      moneys, compensation payable in event of requisition of the Vessel for hire, remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever payable and belonging to the Owner due or to become due in respect of the Vessel at any time during the Security Period;

             (iii)    "Insurances" includes all policies and contracts of
                       ----------
                      insurance and all entries of the Vessel in a protection and indemnity or war risks association or club which are from time to time taken out or entered into pursuant to this Mortgage in respect of the Vessel and its Earnings or otherwise howsoever in connection with the Vessel;

              (iv)    "Obligations" means the obligations of the Owner
                       -----------
                      under or in connection with the Credit Agreement, the Note, this Mortgage, any other Security Document and any Interest Rate Agreement, including but not limited to the obligations to repay the Facility when due;

               (v)    "Person" means an individual, corporation, limited
                       ------
                      partnership, general partnership, syndicate, joint venture, association, trust, unincorporated organization, trustee or other legal representative;

              (vi)    "Requisition Compensation" means all moneys or other
                       ------------------------
                      compensation payable and belonging to the Owner during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel or otherwise than by requisition for hire;

             (vii)    "Security Documents" when used herein shall have the
                       ------------------
                      same meaning as in the Credit Agreement;

            (viii)    "Security Period" means the period commencing on the
                       ---------------
                      date hereof and terminating upon discharge of the security created by this Mortgage by payment in full of the Obligations;

              (ix)    "Total Loss" means:
                       ----------

                           (a) actual, constructive or compromised or arranged total loss of the Vessel;

                           (b) requisition for title or other compulsory acquisition of the Vessel (otherwise than by requisition for hire) which shall continue for thirty (30) days; or

                           (c) capture, seizure, arrest, detention or confiscation of the Vessel by any government or by Persons acting or purporting to act on behalf of any government unless the Vessel be released and restored to the Owner from such capture, seizure, arrest, detention or confiscation within thirty (30) days after the occurrence thereof; and

               (x)    "Vessel" means the whole of the vessel described in
                       ------
                      Recital A hereof and includes its engines, machinery, boats, boilers, masts, rigging, anchors, chains, cables, apparel, tackle, outfit, spare gear, fuel, consumable or other stores, freights, belongings and appurtenances, whether on board or ashore, whether now owned or hereafter acquired, and all additions, improvements and replacements hereafter made in or to said vessel, or any part thereof, or in or to the stores, belongings and appurtenances aforesaid except such equipment or stores which, when placed aboard said vessel, do not become the property of the Owner.

         (B) In Section 5(B) hereof:

               (i)    "excess risks" means the proportion of claims for
                       ------------
                      general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claims exceeding her insured value;

              (ii)    "protection and indemnity risks" means the usual
                       ------------------------------
                      risks covered by a United States or an English or another protection and indemnity association or club acceptable to the Mortgagee including the proportion not recoverable in case of collision under the ordinary running-down clause; and

             (iii)    "war risks" means the risk of mines and all risks
                       ---------
                      excluded from the standard form of United States marine policy by the War, Strikes and Related Exclusion Clause.

         (C) Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning when used herein.

         (D) This Mortgage shall be read together with the Credit Agreement but in case of any conflict between the two, the provisions of the Credit Agreement shall prevail.


                  2.  Grant of Mortgage; Representations and Warranties.
                      -------------------------------------------------

                  2.1 In consideration of the premises and of other good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, and in order to secure the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in the Credit Agreement, the Note, this Mortgage and the other Security Documents contained, the Owner has granted, conveyed and mortgaged and does by these presents grant, convey and mortgage to and in favor of the Mortgagee, its successors and assigns, the whole of the Vessel TO HAVE
                                                                      -- ----
AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever,
--- -- ----
upon the terms set forth in this Mortgage for the enforcement of the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained;

                  PROVIDED, ONLY, and the conditions of these presents are such that, if the Owner and/or its successors or assigns shall pay or cause to be paid to the Lender, its respective successors and assigns, the Obligations as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Credit Agreement, the Note and the other Security Documents and shall perform, observe and comply with all and singular of the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained to be performed, observed or complied with by and on the part of the Owner or its successors or assigns, all without delay or fraud and according to the true intent and meaning hereof and thereof, then, these presents and the rights of the Mortgagee under this Mortgage shall cease and determine and, in such event, the Mortgagee agrees by accepting this Mortgage, at the expense of the Owner, to execute all such documents as the Owner may reasonably require to discharge this Mortgage under the laws of the United States of America; otherwise to be and remain in full force and effect.

                  2.2 The Owner hereby represents and warrants to the Mortgagee that on the date hereof:

                  (A) the Owner is a corporation duly organized, validly existing and in good standing under the laws of the State of Hawaii qualified to own and register the Vessel under the United States flag and to operate the Vessel in the coastwise trade of the United States of America;

                  (B) the Owner lawfully owns the whole of the Vessel free from any security interest, debt, lien, mortgage, charge, encumbrance or other adverse interest, other than the encumbrance of this Mortgage and except as permitted by Section 5(N) hereof; and

                  (C) the Vessel is tight, staunch and strong and well and sufficiently tackled, appareled, furnished and equipped and in all respects seaworthy.

                  3.  Payment of Obligations. The Owner hereby further covenants
                      ----------------------
and agrees to pay the Obligations when due to the Mortgagee or its successors or assigns; provided that the recourse of the Mortgagee hereunder shall be limited to the Vessel, the proceeds of the sale of the Vessel whether pursuant to this Mortgage or otherwise and any moneys received by the Mortgagee pursuant to any of the Security Documents.

                  4.  Covenants Regarding Security Granted Hereunder. It is
                      ----------------------------------------------
declared and agreed that:

                  (A) The security created by this Mortgage shall be held by the Mortgagee as a continuing security for the payment of the Obligations and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby secured.

                  (B) Any settlement or discharge under this Mortgage between the Mortgagee and the Owner shall be conditional upon no security or payment to the Mortgagee or the Lenders, related to or which reduces the obligations secured hereby, by the Owner or any other Person being avoided or set-aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force, and if such condition is not satisfied, the Mortgagee shall be entitled to recover from the Owner on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred.

                  (C) The rights of the Mortgagee under this Mortgage and the security hereby constituted shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to impair, affect or discharge such rights and security, including without limitation, and whether or not known to or discoverable by the Owner, the Mortgagee or any other Person:

                           (i)      any time or waiver granted to, or
                                    composition with, the Owner or any other
                                    Person; or

                           (ii) the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against the Owner or any other Person; or

                           (iii)    any legal limitation, disability,
                                    dissolution, incapacity or other
                                    circumstances relating to the Owner or any other Person; or

                           (iv) any amendment or supplement to the Credit Agreement, the Note or any of the Security Documents; or

                           (v)      the unenforceability, invalidity or
                                    frustration of any obligations of the Owner or any other Person under the Credit Agreement, the Note or any of the Security Documents.

                  (D) The Owner acknowledges and agrees that it has not received any security from any Person for the granting of this Mortgage and it will not take any such security without the prior written consent of the Mortgagee, and the Owner will hold any security taken in breach of this provision in trust for the Mortgagee.

                  (E) Until the Obligations have been unconditionally and irrevocably paid and discharged in full to the satisfaction of the Mortgagee, the Owner shall not by virtue of any payment made under the Credit Agreement, the Note or this Mortgage on account of such moneys and liabilities or by virtue of any enforcement by the Mortgagee of its right under or the security constituted by this Mortgage:

                           (i) be entitled to exercise any right of contribution from any co-surety liable in respect of such moneys and liabilities under any other guarantee, security or agreement; or

                           (ii)     exercise any right of set-off or
                                    counterclaim against any such co-surety; or

                           (iii) receive, claim or have the benefit of any payment, distribution, security or indemnity from any such co-surety; or

                           (iv) unless so directed by the Mortgagee (which the Owner shall prove in accordance with such directions), claim as a creditor of any such co-surety in competition with the Mortgagee.

                  The Owner shall hold in trust for the Mortgagee and forthwith pay or transfer (as appropriate) to the Mortgagee any such payment (including an amount equal to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

                  (F) The Owner hereby irrevocably subordinates all of its rights of subrogation (whether contractual, statutory, under common law or otherwise) to the claims of the Mortgagee against any Person and all contractual, statutory or common law rights of contribution, reimbursement, indemnification and similar rights and claims against any Person which arise in connection with, or as a result of, the Credit Agreement or this Mortgage until full and final payment of all of the Obligations.

                  5.  Affirmative Covenants and Insurances. The Owner further
                      ------------------------------------
covenants with the Mortgagee and undertakes at all times throughout the Security
Period:

                  (A) to comply with and satisfy all the requisites and formalities established by the laws of the State of Hawaii in respect of its legal existence and good standing and to maintain its status as a citizen of the United States, within the meaning of Section 2 of the United States
Shipping Act, 1916, as amended (the "Shipping Act"), eligible to own and operate
                                     ------------
the Vessel in the coastwise trade of the United States, and to give evidence in respect of the foregoing to the Mortgagee;

                  (B) (i) to insure and keep the Vessel insured or cause or procure the Vessel to be insured and to be kept insured at no expense to the Mortgagee (or, with regard to the insurance cover described in (d) below, to reimburse the Mortgagee therefor) in regard to:

                  (a) all risks hull and machinery (including excess
                      risks);

                  (b) war risks (including war protection and indemnity
                      liability) covering, inter alia, the perils of confiscation, expropriation, nationalization, seizure and blocking; and

                  (c) protection and indemnity risks (including pollution risks)

                 (ii) with respect to the Vessel, to effect the Insurances aforesaid or to cause or procure the same to be effected:

                  (a) in the cases of the Insurances referred to in
                      subsections (i) (a) and (b) above, (x) in such amounts as shall be at least equivalent to One Hundred Twenty Percent (120%) of the Available Amount of the Facility, and all such insurance shall be payable in lawful money of the United States of America, and (y) upon such terms (including provisions as to named insureds and loss payees and prior notice of cancellation) and with such deductibles as shall from time to time be approved by the Mortgagee;

                  (b) in the case of the protection and indemnity
                      Insurances referred to in subsection (i)(c) above payable in lawful money of the United States of America, to the full extent commercially available and to include provisions as to loss payees and prior notice of cancellation in form and substance satisfactory to the Mortgagee; and

                  (c) with first class insurance companies, underwriters
                      and protection and indemnity associations or clubs as shall from time to time be approved by the Mortgagee (hereinafter called "the Insurers");
                                           ------------

                (iii) to renew all such Insurances or cause or procure the same to be renewed before the relevant policies or contracts expire and to procure that the Insurers or the firm of insurance brokers referred to herein below shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected;

                 (iv) to procure concurrently with the execution hereof and thereafter at intervals of not more than twelve (12) calendar months, a detailed report from a firm of independent marine insurance brokers, appointed by the Owner and acceptable to the Mortgagee, with respect to the Insurances together with their opinion to the Mortgagee that the Insurances comply with the provisions of this Section 5(B), such report and opinion to be addressed and delivered promptly to the Mortgagee and the costs of such report and opinion to be for the account of the Owner;

                  (v) to cause the said independent marine insurance brokers or the Insurers to agree to use reasonable efforts to advise the Mortgagee promptly of any failure to renew any of the Insurances and of any default in payment of any premium and of any other act or omission on the part of the Owner of which they have knowledge and which might, in their opinion, invalidate or render unenforceable, or cause the lapse of or prevent the renewal or extension of, in whole or in part, any Insurances on the Vessel;

                 (vi) to cause the said independent marine insurance brokers to agree to mark their records and to use their best efforts to advise the Mortgagee, at least fourteen (14) days prior to the expiration date of any of the Insurances, that such Insurances have been renewed or replaced with new insurance which complies with the provisions of this Section 5(B);

                (vii) duly and punctually to pay or to cause duly and punctually to be paid all premiums, calls, contributions or other sums payable in respect of all such Insurances, to produce or to cause to be produced all relevant receipts when so required by the Mortgagee and duly and punctually to perform and observe or to cause duly and punctually to be performed and observed any other obligations and conditions under all such Insurances;

               (viii) to execute or use reasonable efforts to cause to be executed such guarantees as may from time to time be required by any relevant protection and indemnity association or club;

                 (ix) to procure that all policies, binders, cover notes or other instruments of the Insurances referred to in subsections (i)(a) and
(b) above shall be taken out in the name of the Owner, with the Mortgagee as an additional assured (without liability for premiums), as its or their respective interests may appear, and shall incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and all policies, binders, cover notes or other instruments referred to in subsection (i) shall provide (a) for prior notice of at least fourteen (14) days (seven (7) days with respect to war risks) to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums as to the Mortgagee; provided,
                                                                       --------
however, that unless otherwise required by the Mortgagee by notice to the
-------
underwriters, although all losses under such Insurances are payable to the Mortgagee, in case of any such losses involving any damage to any Vessel the underwriters may pay direct for the repair, salvage and other charges involved or, if the Owner shall have first fully repaired the damage or paid all of the salvage and other charges may pay the Owner as reimbursement therefor, provided,
                                                                       --------
further, however, that if such damage involves a loss in excess of
-------  -------
U.S.$2,500,000, or its equivalent, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee and (b) in the event that the Vessel shall be insured under any form of fleet cover, undertakings that the brokers, underwriters, association or club (as the case may be) will not set off claims relating to the Vessel against premiums, calls or contributions in respect of any other vessel or other insurance and that the insurance cover of the Vessel will not be cancelled by reason of non-payment of premiums, calls or contributions relating to any other vessel or other insurance;

                  (x) to procure that all entries, policies, binders, cover notes or other instruments of the Insurances referred to in subsection (i)(c) above incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and shall provide for prior notice of at least fourteen (14) days to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums, backcalls and assessments as to the Mortgagee, it being agreed that although such insurance is payable to the Mortgagee so long as no Event of Default has occurred and is continuing under this Mortgage, any loss payments under any such insurance on the Vessel may be paid directly to the Owner to reimburse it for any loss, damage or expenses incurred by it and covered by such insurance or to the Person to whom any liability covered by such insurance has been incurred;

                 (xi) to procure that originals or photocopies of all such instruments of Insurances as are referred to in subsections (ix) and (x) above shall be from time to time deposited with the Mortgagee after receipt by the Owner thereof and that the Insurers shall, if so requested by the Mortgagee, furnish the Mortgagee with a letter or letters of undertaking in such form as may be reasonably required by the Mortgagee in respect of such Insurances;

                (xii) not to change any terms of any Insurances or suffer them to be changed, or change underwriters of any Insurances or suffer them to be changed in a manner that would be inconsistent with the provisions of this Mortgage, without the Mortgagee's prior written approval;

               (xiii) not to employ the Vessel or suffer the Vessel to be employed otherwise than in conformity with the terms of all policies, binders, cover notes or other instruments of the Insurances (including any warranties express or implied therein) without first obtaining the written consent of the Insurers to such employment (if required by such Insurers) and complying with such requirements as to extra premiums or otherwise as the Mortgagee and/or the Insurers may prescribe; and

                (xiv) to do all things necessary and proper, and execute and deliver all documents and instruments to enable the Mortgagee to collect or recover any moneys to become due the Mortgagee in respect of the Insurances.

                  (C) To keep and to cause the Vessel to be kept in a good and efficient state of repair so as to enable her to maintain her present class with its Classification Society and so as to enable her to qualify to navigate the routes presently permitted under, and subject to the existing conditions as are set forth in, the current United States Coast Guard Certificates of Inspection covering the Vessel and so as to comply with the provisions of such Certification of Inspection, as well as all laws, regulations and other requirements (statutory or otherwise) from time to time applicable to a similar vessel of her age, type and trade registered under the flag of the United States of America, and to procure that all repairs to or replacements of any damaged, worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel;

                  (D) To submit or to cause the Vessel to be submitted on a timely basis to such periodic or other surveys as may be required for classification purposes and, if requested by the Mortgagee, to supply or to cause to be supplied to the Mortgagee copies of all survey and inspection reports and confirmations of class issued in respect thereof;

                  (E) To permit the Mortgagee, by surveyors or other Persons appointed by it in its behalf, to board the Vessel at a reasonable time during each calendar year or, during the continuance of an Event of Default, at all reasonable times during each calendar year for the purpose of inspecting her condition or for the purpose of satisfying themselves in regard to proposed or executed repairs and to afford or to cause to be afforded all proper facilities for such inspections, provided that such inspections will cause no undue delay to the Vessel;

                  (F) (i) To pay and discharge or to cause to be paid and discharged all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel except to the extent permitted by Section 5(N) hereof, and (ii) in event of arrest of the Vessel pursuant to legal process or in event of her detention in exercise or purported exercise of any such lien as aforesaid to procure the release of the Vessel from such arrest or detention within fifteen (15) days of receiving notice thereof by providing bail or otherwise as the circumstances may require;

                  (G) Not to knowingly employ the Vessel or suffer her employment in any trade or business which is forbidden by the laws of the United States of America or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation in a Prize Court or to destruction, seizure or confiscation and in event of hostilities in any part of the world (whether war be declared or not), not to knowingly employ the Vessel or suffer her employment in carrying any contraband goods or to enter or trade to any zone which is declared a war zone by any government or by the Vessel's War Risks Insurers unless the required extra war risk insurance cover has been obtained for the Vessel;

                  (H) Upon the occurrence and during the continuation of a Event of Default, promptly to furnish or to use its best efforts to cause promptly to be furnished to the Mortgagee all such information as the Mortgagee may from time to time reasonably request regarding the Vessel, her employment, position and engagements, particulars of all towages and salvages and copies of all charters and other contracts for her employment or otherwise howsoever pertaining to the Vessel;

                  (I) Promptly after learning of the same to notify or cause to be notified the Mortgagee forthwith in writing of:

                  (i) any accident to the Vessel involving repairs the cost
                      whereof will or is likely to exceed U.S.$2,500,000 (or the equivalent in any other currency);

                 (ii) any occurrence in consequence whereof the Vessel has
                      become or is likely to become a Total Loss;

                (iii) any material requirement or recommendation made by
                      any Insurer or Classification Society or by any competent authority which is not complied with in accordance with reasonable commercial practices;

                 (iv) any arrest of the Vessel or the exercise or purported exercise of any lien on the Vessel or her Earnings;
                      and

                  (v) any occurrence of circumstances forming the basis of
                      an Environmental Claim which, if adversely determined, would likely have a Material Adverse Effect.

                  (J) To keep or to cause to be kept proper books of account of the Owner in respect of the Vessel and her Earnings and, if requested by the Mortgagee, to make or to cause to be made such books available for inspection on behalf of the Mortgagee at a reasonable time and on reasonable notice during each calendar year, or during the continuance of an Event of Default, at any time during each calendar year, and to furnish or cause to be furnished satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being regularly paid and that all deductions from crew's wages in respect of any tax liability are being properly accounted for and that the Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress;

                  (K) To assign and provide that Requisition Compensation is applied in accordance with Section 8 hereof as if received in respect of the sale of the Vessel;

                  (L) Not, without the previous consent in writing of the Mortgagee, to put the Vessel or suffer her to be put into the possession of any Person for the purpose of work being done upon her other than routine drydockings and ordinary maintenance in an amount exceeding or likely to exceed U.S.$2,500,000 (or the equivalent in any other currency) unless such work is fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or unless such Person shall first have given to the Mortgagee and on terms satisfactory to it a written undertaking not to exercise any lien on the Vessel or her Earnings for the cost of such work or otherwise;

                  (M) To keep the Vessel registered under the flag of the United States of America qualified to operate in the foreign trade of the United States of America and to do or suffer to be done nothing whereby such registration may be forfeited or imperiled;

                  (N) To keep and to cause the Vessel to be kept free and clear of all liens, charges, mortgages and encumbrances except in favor of the Mortgagee, and except for crew's wages remaining unpaid in accordance with reasonable commercial practices, wages of stevedores when employed directly by the Vessel or for collision or salvage or general average, liens in favor of suppliers of necessaries or other similar liens arising in the ordinary course of its business, accrued for not more than thirty (30) days (unless any such lien is being contested in good faith and by appropriate proceedings or other acts and the Owner shall have set aside on its books adequate reserves with respect to such lien and so long as such deferment in payment shall not subject the Vessel to forfeiture or loss) or liens for loss, damage or expense which are fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or in respect of which a bond or other security has been posted by or on behalf of the Owner with the appropriate court or other tribunal to prevent the arrest or secure the release of the Vessel from arrest, and not, except in favor of the Mortgagee, to pledge, charge, assign or otherwise encumber (in favor of any Person other than the Mortgagee) her Insurances, Earnings or Requisition Compensation or to suffer the creation of any such pledge, charge, assignment or encumbrance as aforesaid to or in favor of any Person other than the Mortgagee;

                  (O) To comply with Section 5.5 of the Credit Agreement with respect to any sale of the Vessel or Total Loss of the Vessel.

                  (P) To pay promptly to the Mortgagee all moneys (including reasonable fees of counsel) whatsoever which the Mortgagee shall or may expend, be put to or become liable for, in or about the protection, maintenance or enforcement of the security created by this Mortgage or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder and to pay interest thereon at the Default Rate from the date whereon such expense or liability was incurred by the Mortgagee;

                  (Q) To comply with all declaration and reporting requirements imposed by the protection and indemnity club or insurers including, without limitation, the quarterly declarations required by the U.S. Oil Pollution
Section 20/2/91, and to pay all premiums required to maintain in force the necessary U.S. Oil Pollution Cover;

                  (R) To comply with and satisfy all the requisites and formalities established by the laws of the United States of America to perfect this Mortgage as a legal, valid and enforceable first preferred ship mortgage upon the Vessel and to furnish to the Mortgagee from time to time such proofs as the Mortgagee may reasonably request for its satisfaction with respect to the compliance by the Owner with the provisions of this Section 5(R);

                  (S) Not without the previous consent of the Mortgagee in writing, which consent shall not be unreasonably withheld, to enter into any demise, bareboat or time charter with any entity unless (i) the charter is subject to and subordinate to the rights of the Mortgagee under this Mortgage,
(ii) the terms and conditions of such charter are on an arm's length basis,
(iii) in the case of charters having a duration in excess of one (1) year, such charters contain the following provision:

                  "This Charter is subject and subordinate to a First Preferred Ship Mortgage in favor of DnB NOR BANK ASA, as Mortgagee, and to each of the rights and remedies of said Mortgagee under said Mortgage and shall be terminable at the option of said Mortgagee in the event of the foreclosure of said Mortgage by said Mortgagee, which option shall be exercisable by the Mortgagee within thirty (30) days of such foreclosure; provided that the Mortgagee has actual knowledge of such
                  --------
                  Charter."

and (iv) the Owner shall, within ten (10) calendar days of entering into any such charter having a duration in excess of one (1) year, transmit a copy of the charter to the Mortgagee;

                  (T) To place or to cause to be placed and at all times and places to retain or to cause to be retained a properly certified copy of this Mortgage on board the Vessel with her papers and cause this Mortgage to be exhibited to any and all Persons having business with the Vessel which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee on demand; and to place and keep or to cause to be placed and kept prominently displayed in the chart room and in the Master's cabin of the Vessel a framed printed notice in plain type in English of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

                               "NOTICE OF MORTGAGE"
                                ------------------

                  This Vessel is owned by Matson Navigation Company, Inc., and is subject to a first preferred ship mortgage (the "First
                                                                      -----
                  Mortgage") in favor of DnB NOR Bank ASA under the authority of
                  --------
                  the United States Ship Mortgage Act, 1920, as amended inter alia, by Public Law 100-710 (46 USC Section 30101 et seq.). Under the terms of the said First Mortgage, neither the Owner nor any charterer nor the Master of this Vessel nor any other Person has any power, right or authority whatsoever to create, incur or permit to be imposed upon this Vessel any lien or encumbrance except for crew's wages, salvage, general average and for wages of stevedores when employed directly by this Vessel."


                  6.  Mortgagee's Right to Cure. Without prejudice to any other
                      -------------------------
rights of the Mortgagee hereunder:

                  (i) in the event that the provisions of Section 5(B)
                      hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to effect and thereafter to replace, maintain and renew all such Insurances upon the Vessel as it in its sole discretion may deem advisable;

                 (ii) in the event that the provisions of Section 5(C)
                      and/or 5(D) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to arrange for the carrying out of such repairs and/or surveys as it deems expedient or necessary; and

                (iii) in the event that the provisions of Section 5(F)
                      hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to pay and discharge all such debts, damages and liabilities as are therein mentioned and/or to take any such measures as it deems expedient or necessary for the purpose of securing the release of the Vessel;

                      Any and all expenses incurred by the Mortgagee
                  (including fees of counsel) in respect of its performances under the foregoing subsections (i), (ii), and (iii) shall be paid by the Owner on demand, with interest thereon at the rate provided for in Section 5(P) hereof from the date when such expenses were incurred by the Mortgagee.

                  7.  Events of Default and Remedies.
                      ------------------------------

                  (A) In case any one or more of the following events herein termed an "Event of Default" shall occur and shall not have been received:
           ----------------

                  (i) an Event of Default stipulated in Section 8.1 of the
                      Credit Agreement shall occur and be continuing;

                 (ii) a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (B) (other than subclauses (iv), (vi) and (xi) thereof), (F), (G), (I), (K), (L), (M), (N),
                      (O), (Q), (R), (S), or (T) of Section 5 of this
                      Mortgage; or

                (iii) a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (A), (C), (D), (E), (H), (J), or (P) or subclauses (iv), (vi) or (xi) of subsection (B) of
                      Section 5 of this Mortgage and such default continues unremedied for a period of thirty (30) days.

                  (B) If any Event of Default shall occur, the Mortgagee shall be entitled:

                  (i) to demand payment by written notice of the Obligations, whereupon such payment shall be immediately due and payable, anything contained in the Credit Agreement, the Note, this Mortgage or any of the other Security Documents to the contrary notwithstanding and without prejudice to any other rights and remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, provided, however, that if, before any sale of the Vessel, all defaults shall have been remedied in a manner satisfactory to the Mortgagee, the Mortgagee may waive such defaults by written notice to the Owner; but no such waiver shall extend to or affect any subsequent or other default or impair any rights and remedies consequent thereon;

                 (ii) at any time and as often as may be necessary to take any such action as the Mortgagee may in its discretion deem advisable for the purpose of protecting the security created by this Mortgage and each and every expense or liability (including reasonable fees of counsel) so incurred by the Mortgagee in or about the protection of such security shall be repayable to it by the Owner promptly after demand, together with interest thereon at the Default Rate from the date when such expense or liability was incurred by the Mortgagee. The Owner shall promptly execute and deliver to the Mortgagee such documents or cause promptly to be executed and delivered to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the opinion of the Mortgagee or its counsel may be necessary or advisable to facilitate or expedite the protection, maintenance and enforcement of the security created by this Mortgage;

                (iii) to exercise all the rights and remedies in foreclosure and otherwise given to the Mortgagee by any applicable law, including those under the provisions of the Ship Mortgage Act;

                 (iv) to take possession of the Vessel, wherever the same may be, without prior demand and without legal process (when permissible under applicable law) and cause the Owner or other Person in possession thereof forthwith upon demand of the Mortgagee to surrender to the Mortgagee possession thereof as demanded by the Mortgagee;

                  (v) to require that all policies, contracts and other
                      records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such adjusters, brokers or other insurers as the Mortgagee may nominate;

                 (vi) to collect, recover, compromise and give a good
                      discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to take over or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Mortgagee in its absolute discretion deems advisable and to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

                (vii) to discharge, compound, release or compromise claims against the Owner in respect of the Vessel which have given or may give rise to any charge or lien thereon or which are or may be enforceable by proceedings there against;

               (viii) to take appropriate judicial proceedings for the
                      foreclosure of this Mortgage and/or for the enforcement of the Mortgagee's rights hereunder or otherwise; recover judgment for any amount due in respect of the Credit Agreement, the Note, this Mortgage or any of the other Security Documents and collect the same out of any property of the Owner;

                 (ix) to sell the Vessel at public auction, free from any
                      claim of or by the Owner of any nature whatsoever by first giving notice of the time and place of sale with a general description of the property in the following manner:

                      (a)  by publishing such notice for ten (10)
                           consecutive days in a daily newspaper of general circulation published in New York City;

                      (b) if the place of sale should not be New York City, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

                      (c)  by sending a similar notice by telecopy
                           confirmed by registered mail to the Owner at its address hereinafter set forth at least fourteen (14) days prior to the date of sale.

                      Such sale of the Vessel may be held at such place as the Mortgagee in such notices may have specified, or such sale may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale and without further notice or publication the Mortgagee may make such sale at the time and place to which the same shall be so adjourned; and such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at such sale.

                  (x) pending sale of the Vessel (either directly or indirectly)
                      to manage, charter, lease, insure, maintain and repair the Vessel and to employ or lay up the Vessel upon such terms, in such manner and for such period as the Mortgagee in its absolute discretion deems expedient, and which is permitted by applicable law, and for the purpose aforesaid the Mortgagee shall be entitled to do all lawful acts and things incidental or conducive thereto and in particular to enter into such arrangements respecting the Vessel, her insurance, management, maintenance, repair, classification and employment in all respects as if the Mortgagee were the owner of the Vessel and without being responsible for any loss thereby incurred;

                 (xi) to recover from the Owner on demand any such losses as may be incurred by the Mortgagee in or about the exercise of the powers vested in the Mortgagee under
                      Section 7(B)(x) above with interest thereon at the Default Rate from the date when such losses were incurred by the Mortgagee; and

                (xii) to recover from the Owner on demand all expenses,
                      payments and disbursements (including fees and expenses of counsel) incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers vested in it hereunder together with interest thereon at the Default Rate from the date when such expenses, payments or disbursements were incurred by it;

PROVIDED, ALWAYS, that any sale of the Vessel or any interest therein by the Mortgagee pursuant to Section 7(B)(ix) above shall operate to divest all right, title and interest of the Owner, its successors and assigns, in or to the Vessel so sold and upon such sale the purchaser shall not be bound to see or inquire whether the Mortgagee's power of sale has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

                  In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property, subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

                  (C) Notwithstanding the foregoing, it is understood that a Total Loss of the Vessel shall not be deemed to be a default under this Mortgage, the Credit Agreement, the Note, the other Security Documents, or any of them.

                  8.  Application of Proceeds. The proceeds of any sale made
                      -----------------------
either under the power of sale hereby granted to the Mortgagee or under a judgment or decree in any judicial proceedings for the foreclosure of this Mortgage or for the enforcement of any remedy granted to the Mortgagee hereunder, any net earnings arising from the management, charter or other use of the Vessel by the Mortgagee under any of the powers herein contained or by law provided and the proceeds of any and all Insurances and any claims for damages on account of the Vessel or the Owner of any nature whatsoever and any Requisition Compensation, shall be applied as follows:

                  First: To the payment of all costs and expenses (together with interest thereon as hereinbefore provided) incurred by the Mortgagee, including the reasonable compensation of its agents and attorneys, by reason of any sale, retaking, management or operation of the Vessel and all other sums payable to the Mortgagee hereunder by reason of any expenses or liabilities incurred or advances made by it for the protection, maintenance and enforcement of the security or of any of its rights hereunder or in the pursuit of any remedy hereby conferred; and at the option of the Mortgagee to the payment of all taxes, assessments or liens claiming priority over the lien of this Mortgage;

                  Second: To the payment of the Obligations in the manner provided in the Credit Agreement; and

                  Third: Any surplus thereafter remaining, to the Owner or to the Owner's successors in interest or assigns, or to whomsoever may be lawfully entitled to receive the same.

In the event that the proceeds are insufficient to pay the amounts specified in paragraphs "First" and "Second" above, the Mortgagee shall be entitled to collect the balance from the Owner or any other Person liable therefor.

                  9.  No Waiver. No delay or omission of the Mortgagee to
                      ---------
exercise any right or power vested in it under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them shall impair such right or power or be construed as a waiver thereof or as acquiescence in any default by the Owner hereunder, nor shall the acceptance by the Mortgagee of any payments in connection with this Mortgage from any source be deemed a waiver hereunder. However, if at any time after an Event of Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings the Owner cures all Events of Default and pays all expenses, advances and damages to the Mortgagee consequent on such Events of Default, with interest at the Default Rate from the date when such expenses, advances and damages were incurred, then the Mortgagee may accept such cure and payment and restore the Owner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

                  10. Delegation of Power. The Mortgagee shall be entitled at
                      -------------------
any time and as often as may be expedient to delegate all or any of the powers and discretions vested in it by this Mortgage (including the power vested in it by virtue of Section 12 hereof) in such manner and upon such terms and to such Persons as the Mortgagee in its absolute discretion may deem advisable.

                  11. Indemnity. Without prejudice to any other rights and
                      ---------
remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, the Owner hereby agrees and undertakes to indemnify the Mortgagee against all obligations and liabilities whatsoever and whensoever arising which the Mortgagee may incur in good faith in respect of, in relation to or in connection with the Vessel or otherwise howsoever in relation to or in connection with the enforcement of the Mortgagee's rights hereunder or under any of the other Security Documents to which the Owner is a party; provided, however, that no such indemnity obligation shall be effective if any such obligation or liability is the result of the gross negligence or willful misconduct of the Mortgagee.

                  12. Power of Attorney.
                      -----------------

                  (A) The Owner hereby irrevocably appoints the Mortgagee as its attorney-in-fact for the duration of the Security Period to do in its name or in the name of the Owner all acts which the Owner, or its successors or assigns, could do in relation to the Vessel, including without limitation, to demand, collect, receive, compromise, settle and sue for (insofar as the Mortgagee lawfully may) all freights, hire, earnings, issues, revenues, income and profits of the Vessel, and all amounts due from underwriters under the Insurances as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due to the Owner or in respect of the Vessel, and to make, give and execute in the name of the Owner, acquittance, receipts, releases or other discharges for the same, whether under seal or otherwise, to take possession of, sell or otherwise dispose of or manage or employ, the Vessel, to execute and deliver charters and a bill of sale with respect to the Vessel, and to endorse and accept in the name of the Owner all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing. PROVIDED, HOWEVER, that, unless the context otherwise permits under this Mortgage, such power shall not be exercisable by or on behalf of the Mortgagee unless and until any Event of Default shall occur and shall not be exercisable after all defaults have been cured.

                  (B) The exercise of the power granted in this Section 12 by or on behalf of the Mortgagee shall not require any Person dealing with the Mortgagee to conduct any inquiry as to whether any such Event of Default has occurred and is continuing, nor shall such Person be in any way affected by notice that any such Event of Default has not occurred nor is continuing, and the exercise by the Mortgagee of such power shall be conclusive evidence of its right to exercise the same.

                  13. Appointment of Receiver. If any legal proceedings shall be
                      -----------------------
taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

                  14. Commencement of Proceedings. The Mortgagee shall have the
                      ---------------------------
right to commence proceedings in the courts of any country having competent jurisdiction and in particular the Mortgagee shall have the right to arrest and take action against the Vessel at whatever place the Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the local court for the jurisdiction of such court or other judicial authority and the Owner agrees that for the purpose of proceedings against the Vessel any writ, notice, judgment or other legal process or documents may be served upon the Master of the Vessel (or upon anyone acting as the Master) and that such service shall be deemed good service on the Owner for all purposes.

                  15. Partial Invalidity. In the event that any provision or
                      ------------------
provisions of this Mortgage shall be declared invalid, void or otherwise inoperative by any present or future court of competent jurisdiction in any country, the Owner will, without prejudice to any other right and remedy of the Mortgagee under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them, execute and deliver such other and further instruments and do such things as in the opinion of the Mortgagee or its counsel will be necessary or advisable to carry out the true intent and spirit of this Mortgage. In any event, any such declaration of partial invalidity shall not affect the validity of any other provision or provisions of this Mortgage, or the validity of this Mortgage as a whole.

                  16. Cumulative Remedies. Each and every power and remedy in
                      -------------------
this Mortgage specifically given to the Mortgagee shall be in addition to every other power and remedy herein or in the Credit Agreement, the Note or the other Security Documents specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically in this Mortgage or in the Credit Agreement, the Note or the other Security Documents given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any such power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy under the Credit Agreement, the Note, this Mortgage or any other Security Documents.

                  17. Recordation of Mortgage. For the purpose of recording this
                      -----------------------
First Preferred Mortgage the total amount is One Hundred Five Million United States Dollars (U.S.$105,000,000) (exclusive of interest, expenses and fees) and interest and performance of mortgage covenants. The discharge amount is the same as the total amount and there is no separate discharge amount for the Vessel. It is not intended that this Mortgage shall include property other than the Vessel, and it shall not include property other than the Vessel as the term "vessel" is used in Subsection (c)(2) of Section 31322 of Title 46 United States Code, as amended. Notwithstanding the foregoing, for property other than the Vessel, if any should be determined to be covered by this Mortgage, the discharge amount is zero point zero one percent (0.01%) of the total amount.

                  18. No Waiver of Preferred Status. Anything herein to the
                      -----------------------------
contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage under the Ship Mortgage Act or under the corresponding provisions of any other jurisdiction in which it is sought to be enforced and that, if any provision or portion thereof herein shall be construed to waive the preferred status of this Mortgage, then such provision to such extent shall be void and of no effect.

                  19. Counterparts. This Mortgage may be executed in any number
                      ------------
of counterparts each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

                  20. Notices. Notices and other communications hereunder shall
                      -------
be in writing and shall be sent in accordance with the Credit Agreement.

                  21. Rights of Owner. Unless one or more Events of Default
                      ---------------
shall have occurred and be continuing, the Owner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of substantially equal value to the Owner, which shall forthwith become subject to the lien of this Mortgage.

                  22. Waiver; Amendment. None of the terms and conditions of
                      -----------------
this Mortgage may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Owner and the Mortgagee.

                  23. Successors and Assigns. All the covenants, promises,
                      ----------------------
stipulations and agreements of the Owner and all the rights and remedies of the Mortgagee contained in this Mortgage shall bind the Owner, its successors and assigns, and shall inure to the benefit of the Mortgagee, its successors and assigns, whether so expressed or not.

                  24. Applicable Law. This Agreement shall be governed by, and
                      --------------
construed in accordance with, the laws of the United States of America.

                  25. Headings. In this Mortgage, section headings are inserted
                      --------
for convenience of reference only and shall be ignored in the interpretation of this Mortgage.

                  IN WITNESS WHEREOF, the Owner has executed this First Preferred Ship Mortgage for the MAUNALEI by its duly authorized representative on the day and year first above written.

                                         MATSON NAVIGATION COMPANY, INC.,
                                                                 as Owner



                                         By:  _________________________________
                                              Name:
                                              Title:





                                 ACKNOWLEDGMENT
                                 --------------


STATE OF CALIFORNIA    )
                       ): ss:
COUNTY OF ALAMEDA      )


         On this [_____] day of [_____], 2005, before me, a Notary Public in and for the State of California, City and County of Alameda, personally appeared _____________________, duly known to me to be the
_______________________________ of Matson Navigation Company, Inc., a Hawaii corporation, the entity described herein, who executed the First Preferred Ship Mortgage annexed hereto, and who acknowledged to me that he executed said Mortgage on behalf of said entity by the authority set forth in the documents constituting and governing such entity.

         WITNESS my hand and official seal.


                                     ---------------------------------
                                     Notary Public



My commission expires:  ____________________

                                                                 EXHIBIT 1
                                                                        to
                                             First Preferred Ship Mortgage

                                CREDIT AGREEMENT

                                                                  EXHIBIT 2
                                                                         to
                                              First Preferred Ship Mortgage

                                 PROMISSORY NOTE

                                                                      EXHIBIT C




================================================================================









                             ASSIGNMENT OF EARNINGS


                                   in favor of


                                DnB NOR BANK ASA,
                       acting through its New York Branch,
                       as Security Trustee for the Lenders












                                __________, 2006

                                    MAUNALEI

================================================================================

                             ASSIGNMENT OF EARNINGS
                             ----------------------

                                    MAUNALEI

                  THIS ASSIGNMENT (this "Assignment") is made the ___ day of ___________, 2006, from MATSON NAVIGATION COMPANY, INC., a Hawaii corporation, with offices at 555 12th Street, Oakland, California 94607 (the "Assignor"), in favor of DnB NOR BANK ASA, acting through its New York Branch, a bank incorporated under the laws of the Kingdom of Norway with offices at 200 Park Avenue, 31st Floor, New York, New York 10166, as security trustee for and on behalf of the Lenders (as such term is defined in Recital B below).

                           W I T N E S S E T H T H A T :

WHEREAS:

                  (A) The Assignor is the sole owner of the whole of the United States flag vessel MAUNALEI (the "Vessel"), Official No. ________;

                  (B) By a Credit Agreement dated as of June 28, 2005 (the "Credit Agreement"), made by and between (i) the Assignor, as borrower, (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee (in such capacity, the "Security Trustee") and as administrative agent (in such capacity, the "Administrative Agent" and together with the Lenders and the Security Trustee, the "Creditors") for the Lenders, the Security Trustee has agreed to serve in such capacity under the Credit Agreement and the Lenders have agreed to provide to the Borrower a senior secured reducing revolving credit facility in the maximum principal amount of One Hundred Five Million United States Dollars (U.S.$105,000,000) (the "Facility");

                  (C) It is a condition precedent to the Lenders making the Facility available to the Assignor under the Credit Agreement that the Assignor execute and deliver to the Assignee, as security for the obligations of the Assignor to the Creditors under or in connection with the Credit Agreement, the Note and the Security Documents, an assignment of all of the Assignor's right, title and interest in and to the earnings and requisition compensation of the Vessel.


                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor:

                  1. Defined Terms. Unless otherwise defined herein, terms
                     -------------
defined in the Credit Agreement shall have the same meanings when used herein.

                  2. Grant of Security. As security for the payments and
                     -----------------
performance by the Assignor for the indebtedness liabilities and obligations of the Assignor from time to time under the Credit Agreement, the Note, the Security Documents and any Interest Rate Agreement, the Assignor, as legal and beneficial owner, does hereby assign, transfer and set over unto the Assignee, for the benefit of the Assignee and its successors and assigns, and does hereby grant the Assignee a security interest in, all of the Assignor's right, title and interest in and to (i) all moneys and claims for moneys due and to become due thereto, whether as charter hire, freights, loans, indemnities, payments or otherwise, under, and all claims for damages arising out of any breach of, any bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessel, (ii) all remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever due or to become due to the Assignor arising from the use or employment of the Vessel, (iii) all moneys or other compensation payable by reason of requisition for title or for hire or other compulsory acquisition of the Vessel, and (iv) all proceeds of all of the foregoing (collectively, the "Earnings").

                  3. Notice of Assignment. Upon the occurrence and during the
                     --------------------
continuation of an Event of Default, the Assignor will (a) promptly give notice, in the form annexed hereto as Exhibit 1, of this Assignment to any time charterer of the Vessel and (b) use its best efforts to cause any time charterer of the Vessel under any charter having a duration in excess of twelve (12) months to execute a Consent and Agreement, in the form annexed hereto Exhibit 2, to this Assignment and deliver such Consent and Agreement to the Assignee.

                  4. Payment. Unless otherwise directed by the Assignee, upon
                     -------
the occurrence and during the continuation of an Event of Default, the Assignor shall cause (i) all Earnings assigned hereby, whether as charter hire, freight, indemnities or otherwise, to be paid directly to the Assignee to such account as the Assignee shall direct for the account of the Assignor and (ii) all charter parties, contracts of affreightment or any such other contracts of employment of the Vessel to specify that payments due the Assignor be made directly to the Assignee for credit to the above referenced account. The Assignor does hereby pledge, assign and grant to the Assignee a security interest in all right, title and interest of the Assignor in and to the above referenced account. Subject to the restrictions set forth in the Credit Agreement and Section 8 hereof, prior to an Event of Default, the Assignor may utilize all Earnings in any manner and for any purpose it determines in its sole discretion.

                  5. Performance under Charters; No Duty of Inquiry. It is
                     ----------------------------------------------
hereby expressly agreed that, anything contained herein to the contrary notwithstanding, the Assignor shall remain liable under all charters and contracts pertaining to the Vessel to which it is a party to perform the obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under any such charter or contract by reason of or arising out of the assignment contained herein, nor shall the Assignee be required to assume or be obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to any such charter or contract or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Assignee, or, unless and until indemnified to its satisfaction, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

                  6. Requisition. The Assignor shall promptly notify the
                     -----------
Assignee in writing of the commencement and termination of any period during which the Vessel may be requisitioned.

                  7. Employment of Vessel. Upon the occurrence and during the
                     --------------------
continuance of an Event of Default, the Assignor hereby further covenants and undertakes promptly to furnish the Assignee with all such information as it may from time to time require regarding the employment, position and engagements of the Vessel.

                  8. Negative Pledge. The Assignor does hereby warrant and
                     ---------------
represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the moneys and claims hereby assigned to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor does hereby irrevocably appoint and constitute the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise) should an Event of Default have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises and to file any and all Uniform Commercial Code financing statements or renewals thereof in connection with this Assignment without the signature of the Assignor which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby.

                  9. Application of Proceeds. All moneys collected or received
                     -----------------------
from time to time by the Assignee pursuant to this Assignment shall be dealt with as provided in the Credit Agreement.

                  10. Further Assurances. The Assignor agrees that at any time
                      ------------------
and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably deem necessary in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

                  11. Remedies Cumulative and Not Exclusive; No Waiver. Each and
                      ------------------------------------------------
every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee or any of the Creditors in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee or any of the Creditors of any security or of any payment of or on account of any of the amounts due from the Assignor to the Assignee and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

                  12. Invalidity. If any provision of this Assignment shall at
                      ----------
any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the sole opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

                  13. Continuing Security. It is declared and agreed that the
                      -------------------
security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor under the Credit Agreement, the Note, the other Security Documents or any Interest Rate Agreement and that the security so created shall not be satisfied by an intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Assignee or any other Creditor for all or any part of the moneys hereby secured.

                  14. Waiver; Amendment. None of the terms and conditions of
                      -----------------
this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignee and the Assignor (with the consent of the Majority Lenders).

                  15. Termination. If the Assignor shall pay and discharge all
                      -----------
of its obligations under or in connection with the Credit Agreement, the Note, the other Security Documents and the Interest Rate Agreements, if any, or is released therefrom in accordance with the terms thereof, all of the right, title and interest herein assigned shall revert to the Assignor and this Assignment shall terminate.

                  16. WAIVER OF JURY TRIAL. EACH OF THE ASSIGNOR, AND BY ITS
                      --------------------
ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT.

                  17. Notices. Notices and other communications hereunder shall
                      -------
be in writing and shall be sent in accordance with the Credit Agreement.

                  18. Governing Law. This Assignment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

                  19. Submission to Jurisdiction. The Assignor hereby
                      --------------------------
irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by any of the Creditors under this Assignment or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Assignor by mailing or delivering the same by hand to the Assignor at the address indicated for notices in Section 17. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Assignor as such, and shall be legal and binding upon the Assignor for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Assignor to the Creditors) against the Assignor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Assignor will advise the Assignee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Creditors may bring any legal action or proceeding in any other appropriate jurisdiction.

                  20. Severability. If any provision hereof is invalid and
                      ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Assignee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  21. Counterparts. This Assignment may be signed in any number
                      ------------
of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  22. Headings. In this Assignment, Section headings are
                      -------
inserted for convenience of reference only and shall be ignored in the interpretation hereof.


                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment of Earnings to be executed on the day and year first above written.

                                     MATSON NAVIGATION COMPANY, INC.,
                                                          as Assignor


                                     By: ____________________________________
                                         Name:
                                         Title:

                           EARNINGS ASSIGNMENT NOTICE
                           --------------------------

TO:


TAKE NOTICE:


               (a) that by an Assignment of Earnings dated the ___ day of _________, 2006 made by us to DnB NOR BANK ASA, acting through its New York Branch, as Security Trustee, 200 Park Avenue, New York, New York 10166 (the "Assignee"), we, the owner of the United States flag vessel MAUNALEI (the "Vessel"), Official No. _________, have assigned to the Assignee as from the date hereof a security interest in all our right, title and interest in and to:

                   (i) all moneys and claims for moneys due and to become due thereto, whether as charter hire, freights, loans, indemnities, payments or otherwise, under, and all claims for damages arising out of any breach of, any bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessel;

                  (ii) all remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever due or to become due to the undersigned arising from the use or employment of the Vessel;

                 (iii) all moneys or other compensation payable by reason of requisition for title or for hire or other compulsory acquisition of the Vessel; and

                  (iv)  all proceeds of all of the foregoing.

               (b) that you are hereby irrevocably authorized and instructed to pay as from the date hereof all of such aforesaid moneys to the Assignee, for the account of the undersigned (Account No. _________), at the above address of the Assignee (or at such other place as the Assignee may direct).

         DATED THIS ____day of _____, 2006.


                                        MATSON NAVIGATION COMPANY, INC.


                                        By: _________________________________
                                            Name:
                                            Title:

                              CONSENT AND AGREEMENT
                              ---------------------

         The undersigned, being the charterer of the United States flag vessel MAUNALEI (the "Vessel") from MATSON NAVIGATION COMPANY, INC. (the "Owner") under the Charterparty dated ____________, 200_ between the undersigned and the Owner (as at any time amended, the "Charter") which is the subject of an Assignment of Earnings (the "Assignment") by the Owner to DnB NOR Bank ASA, acting through its New York Branch, as Security Trustee (the "Assignee"), in consideration of One Dollar lawful money of the United States of America to it in hand paid, hereby acknowledges notice of and agrees that it will make payment of all moneys due and to become due under the Charter directly to the Assignee to be credited to the account of the undersigned (Account No. _______________), until receipt of written notice from the Assignee to the contrary, provided, however, that this Consent and Agreement is without prejudice to any right which the undersigned may have under the Charter including but not limited to the rights to make deductions from payments of hire to the extent of claims which the undersigned may have against the Vessel under the Charter and in respect of which the undersigned is entitled to make deductions from charter hire pursuant to the relevant provisions of the Charter.

         DATED THIS _____ day of _________, 20__.


                                      ---------------------------------------


                                       By: _________________________________
                                           Name:
                                           Title:

                                                                      EXHIBIT D




================================================================================






                            ASSIGNMENT OF INSURANCES


                                   in favor of


                                DnB NOR BANK ASA,
                       acting through its New York Branch,
                               as Security Trustee










                                __________, 2006

                                    MAUNALEI
================================================================================

                            ASSIGNMENT OF INSURANCES
                            ------------------------

                                    MAUNALEI


                  THIS ASSIGNMENT (this "Assignment") is made the ___ day of ______, 2006, MATSON NAVIGATION COMPANY, INC., a HAWAII corporation, with offices at 555 12th Street, Oakland, California 94607 (the "Assignor"), in favor of DnB NOR BANK ASA, acting through its New York Branch, a bank incorporated under the laws of the Kingdom of Norway with offices at 200 Park Avenue, 31st Floor, New York, New York 10166, as security trustee for and on behalf of the Lenders (as such term is defined in Recital B below).


                            W I T N E S S E T H T H A T:

                  WHEREAS:

                  (A) The Assignor is the sole owner of the whole of the United States flag vessel MAUNALEI (the "Vessel"), Official No. ________;

                  (B) By a Credit Agreement dated as of June 28, 2005 (the "Credit Agreement"), made by and between (i) the Assignor, as borrower, (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee (in such capacity, the "Security Trustee") and as administrative agent (in such capacity, the "Administrative Agent" and together with the Lenders and the Security Trustee, the "Creditors") for the Lenders, the Security Trustee has agreed to serve in such capacity under the Credit Agreement and the Lenders have agreed to provide to the Borrower a senior secured reducing revolving credit facility in the maximum principal amount of One Hundred Five Million United States Dollars (U.S.$105,000,000) (the "Facility"); and

                  (C) It is a condition precedent to the Lenders making the Facility available to the Assignor under the Credit Agreement that the Assignor execute and deliver to the Assignee, as security for the obligations of the Assignor to the Creditors under or in connection with the Credit Agreement, the Note and the Security Documents, an assignment of any and all insurances taken out in respect of the Vessel and its earnings.

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor:

                  1.  Defined Terms. Unless otherwise defined herein, terms
                      -------------
defined in the Credit Agreement shall have the same meanings when used herein.

                  2.  Grant of Security. As security for the payments and
                      -----------------
performance by the Assignor for the indebtedness liabilities and obligations of the Assignor from time to time under the Credit Agreement, the Note, the Security Documents and any Interest Rate Agreement, the Assignor as legal and beneficial owner does hereby assign, transfer and set over unto the Assignee, for the benefit of the Assignee and its successors and assigns, and does hereby grant the Assignee a security interest in, all of the Assignor's right, title and interest in, to and under all policies and contracts of insurance, including the Assignor's rights under all entries in any Protection and Indemnity or War Risks Association or Club, which are from time to time taken out by or for the Assignor in respect of the Vessel, her hull, machinery, freights, disbursements, profits or otherwise, and all the benefits thereof including, without limitation, all claims of whatsoever nature, as well as return premiums (all of which are herein collectively called the "Insurances"), and in and to all moneys and claims for moneys in connection therewith and all proceeds of all of the foregoing.

                  3.  Notices; Loss Payable Clauses. (A) All Insurances, except
                      -----------------------------
entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries, relating to the Vessel shall contain a loss payable and notice of cancellation clause in the form of Exhibit 1 hereto or in such other
                                             ---------
form as the Assignee may agree.

                  (B) All entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries relating to the Vessel shall contain a loss payable and notice of cancellation clause in the form of
Exhibit 2 hereto or in such other form as the Assignee may agree.
---------

                  4.  Covenants and Undertakings. The Assignor hereby covenants
                      --------------------------
with the Assignee that:

                  (A) It will do or permit to be done each and every act or thing which the Assignee may from time to time require to be done for the purpose of enforcing the Assignee's rights under this Assignment and will allow its name to be used as and when required by the Assignee for that purpose; and

                  (B) It will forthwith give notice in the form set out in
Exhibit 3 attached hereto, or cause its insurance brokers to give notice, of
---------
this Assignment to all insurers, underwriters, clubs and associations providing insurance in connection with the Vessel and her earnings and make reasonable efforts to procure that such notice is endorsed on all the policies and entries of insurances in respect of the Vessel and her earnings.

                  5.  No Duty of Inquiry. The Assignee shall not be obliged to
                      ------------------
make any inquiry as to the nature or sufficiency of any payment received by it hereunder or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits hereby assigned to the Assignee or to which the Assignee may at any time be entitled hereunder except such reasonable action as may be requested by any underwriter, association or club. The Assignor shall remain liable to perform all the obligations assumed by it in relation to the property hereby assigned and the Assignee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever (including, without limitation, any obligation or liability with respect to the payment of premiums, calls, assessments or any other sums at any time due and owing in respect of the Insurances) in the event of any failure by the Assignor to perform such obligations.

                  6.  Negative Pledge. The Assignor does hereby warrant and
                      ---------------
represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the moneys and claims hereby assigned, to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor hereby irrevocably appoints and constitutes the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise) should an Event of Default (as such term is defined in the Credit Agreement) have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable and otherwise to do any and all things which the Assignor itself could do in relation to the property hereby assigned including but not limited to filing any and all Uniform Commercial Code financing statements or renewals thereof in connection with this Assignment without the signature of the Assignor which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby.

                  7 . Further Assurances. The Assignor agrees that any time and
                      ------------------
from time to time upon the written request of the Assignee it will promptly and duly execute and deliver to the Assignee any and all such further instruments and documents as the Assignee may reasonably deem necessary in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

                  8 . Remedies Cumulative and Not Exclusive; No Waiver. Each and
                      ------------------------------------------------
every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee and the Creditors now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee or any of the Creditors in the exercise of any right or power in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee or any of the Creditors of any security or of any payment of or on account of any of the amounts due from the Assignor under or in connection with the Credit Agreement or any document delivered in connection therewith and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

                  9.  Invalidity. If any provision of this Assignment shall at
                      ----------
any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the sole opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

                  10. Continuing Security. It is declared and agreed that the
                      -------------------
security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor under the Credit Agreement, the Note, the other Security Documents or any Interest Rate Agreement and that the security so created shall not be satisfied by an intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Assignee or any other Creditor for all or any part of the moneys hereby secured.

                  11. Waiver; Amendment. None of the terms and conditions of
                      -----------------
this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignee and the Assignor (with the consent of the Majority Lenders).

                  12. Termination. If the Assignor shall pay and discharge all
                      -----------
of its obligations under or in connection with the Credit Agreement, the Note, the other Security Documents and the Interest Rate Agreements, if any, or is released therefrom in accordance with the terms thereof, all of the right, title and interest herein assigned shall revert to the Assignor and this Assignment shall terminate.

                  13. WAIVER OF JURY TRIAL. EACH OF THE ASSIGNOR, AND BY ITS
                      --------------------
ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT.

                  14. Notices. Notices and other communications hereunder shall
                      -------
be in writing and shall be sent in accordance with the Credit Agreement.

                  15. Governing Law. This Assignment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

                  16. Submission to Jurisdiction. The Assignor hereby
                      --------------------------
irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by any of the Creditors under this Assignment or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Assignor by mailing or delivering the same by hand to the Assignor at the address indicated for notices in Section 14. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Assignor as such, and shall be legal and binding upon the Assignor for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Assignor to the Creditors) against the Assignor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Assignor will advise the Assignee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Creditors may bring any legal action or proceeding in any other appropriate jurisdiction.

                  17. Severability. If any provision hereof is invalid and
                      ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Assignee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  18. Counterparts. This Assignment may be signed in any number
                      ------------
of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  19. Headings. In this Assignment, Section headings are
                      --------
inserted for convenience of reference only and shall be ignored in the interpretation hereof.

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment of Insurances to be executed and delivered on the day and year first above written.

                                         MATSON NAVIGATION COMPANY, INC.


                                         By: __________________________________
                                             Name:
                                             Title:

                                                                     EXHIBIT 1
                                                                     ---------
                                                                            to
                                                      Assignment of Insurances

                               LOSS PAYABLE CLAUSE
                               -------------------

                         Hull and Machinery (War Risks)
                         ------------------------------

                  Loss, if any, payable to DnB NOR Bank ASA, as Mortgagee, for distribution by it to itself and to Matson Navigation Company, Inc., as Owner, as their respective interests may appear, or order, except that, unless underwriters have been otherwise instructed by notice in writing from the Mortgagee, in the case of any loss involving any damage to the Vessel or liability of the Vessel, the underwriters may pay directly for the repair, salvage, liability or other charges involved or, if the Owner shall have first fully repaired the damage and paid the cost thereof, or discharged the liability or paid all of the salvage or other charges, then the underwriters may pay the Owner as reimbursement therefor; provided, however, that if such damage involves
                                 --------  -------
a loss of U.S. $2,500,000 or more or its equivalent, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

                  In the event of the actual total loss or agreed, compromised or constructive total loss of the Vessel, payment shall be made to DnB NOR Bank ASA, as Mortgagee, for distribution by it to itself and to the Owner as their respective interests appear.

                  The Mortgagee shall be advised:

                  (1) at least fourteen (14) days before cancellation of this insurance may take effect;

                  (2) of any failure to renew any such insurance at least fourteen (14) days prior to the date of renewal thereof;

                  (3) of any act or omission or of any event of which the insurer has knowledge and which might invalidate or render unenforceable in whole or in part any such insurance; and

                  (4) of any default in the payment of any premium with respect to, or the material alteration of, any such insurances.

                                                                    EXHIBIT 2
                                                                    ---------
                                                                           to
                                                     Assignment of Insurances

                               LOSS PAYABLE CLAUSE
                               -------------------

                            Protection and Indemnity
                            ------------------------

                  Payment of any recovery that Matson Navigation Company, Inc. (the "Owner") is entitled to make out of the funds of the Association in respect of any liability, costs or expenses incurred by him shall be made to the Owner or to his order unless and until the Association receives notice from DnB NOR Bank ASA, as Mortgagee, that the Owner is in default under the Mortgage, in which event all recoveries shall thereafter be paid to the Mortgagee for distribution by it to itself and the Owner, as their respective interests may appear, or order; provided, always, that no liability whatsoever shall attach to
                  --------  ------
the Association, its managers or their agents for failure to comply with the latter obligation until after the expiry of two (2) business days from the receipt of such notice.

                  The Mortgagee shall be advised:

                  (1) at least fourteen (14) days before cancellation of this insurance may take effect;

                  (2) of any failure to renew any such insurance at least fourteen (14) days prior to the date of renewal thereof;

                  (3) of any act or omission or of any event of which the insurer has knowledge and which might invalidate or render unenforceable in whole or in part any such insurance; and

                  (4) of any default in the payment of any premium with respect to, or the material alteration of, any such insurances.

                                                                    EXHIBIT 3
                                                                    ---------
                                                                           to
                                                     Assignment of Insurances


                       NOTICE OF ASSIGNMENT OF INSURANCES
                       ----------------------------------

TO:

TAKE NOTICE:

             (a) that by an Assignment of Insurances dated the ___ day of __________, 2006 made by us to DnB NOR Bank ASA, as security trustee (the "Assignee"), a copy of which is attached hereto, we have assigned to the Assignee as from the date hereof, inter alia, all our right, title and interest in, to and under
                  ----- ----
                  all policies and contracts of insurance, including our rights under all entries in any Protection and Indemnity or War Risk Association or Club, which are from time to time taken out by us in respect of the United States flag vessel MAUNALEI (the "Vessel"), Official No. [____], and its earnings and all the benefits thereof including all claims of whatsoever nature (all of which together are hereinafter called the "Insurances").

             (b) that you are hereby irrevocably authorized and instructed to pay as from the date hereof all payments under

                  (i) all Insurances, except entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries, relating to the Vessel in accordance with the loss payable clause in Exhibit 1 of the Assignment of Insurances; and

                  (ii) all entries in Protection and Indemnity Associations or Clubs or insurances affected in lieu of such entries relating to the Vessel in accordance with the loss payable clause in Exhibit 2 of the Assignment of Insurances.

             (c) that you are hereby instructed to endorse the assignment, notice of which is given to you herein, on all policies or entries relating to the Vessel.

         DATED AS OF THE __ day of ________, 2006.

                                   MATSON NAVIGATION COMPANY, INC.


                                   By: ________________________________
                                       Name:
                                       Title:


We hereby acknowledge receipt of the foregoing Notice of Assignment and agree to act in accordance with the terms thereof:

By: ________________________________
    Name:
    Title:

                                                                      EXHIBIT E




================================================================================







                                     FORM OF
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


                                     between


                               [NAME OF ASSIGNOR]


                                       and


                               [NAME OF ASSIGNEE]


                                __________, 200__

================================================================================

                                                                     EXHIBIT E

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------


                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of ___________, 2005 among [NAME OF ASSIGNOR], a [bank]/[corporation] organized under the laws of [JURISDICTION OF ASSIGNOR] (the "Assignor"), and [NAME OF ASSIGNEE], a [bank]/[corporation] organized under the laws of [JURISDICTION OF ASSIGNEE] (the "Assignee"), supplemental to:

                  (i) by a Credit Agreement dated as of ________, 2005 (the "Credit Agreement"), made by and between (i) Matson Navigation Company, Inc., a Hawaiian corporation, as borrower (the "Borrower"), (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee (in such capacity, the "Security Trustee") and as administrative agent (in such capacity, the "Administrative Agent" and together with the Security Trustee, the "Agents") for the Lenders, the Agents have agreed to service in their respective capacities under the Credit Agreement and the Lenders have agreed to provide to the Borrower a senior secured reducing revolving credit facility in the maximum principal amount of One Hundred Five Million United States Dollars (U.S.$105,000,000) (the "Facility");

                 (ii) the promissory note from the Borrower in favor of the Administrative Agent dated ______, 2005 (the "Note") evidencing the Facility; and

                (iii) the Security Documents (as such term is defined in the Credit Agreement).

                  Except as otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning when used herein.

                  In consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. The Assignor hereby sells, transfers and assigns o%
(US$o) of its right, title and interest in, to and under the Credit Agreement, under the Note (including, without limitation, its interest in the indebtedness evidenced by the Note) and under the Security Documents to the Assignee. Simultaneously herewith, the Assignee shall pay to the Assignor US$o; which is equal to the product derived by multiplying (a) US$o, being the sum of the present outstanding principal balance of all Advances, by (b) the Assignor's percentage of interest in the Facility transferred pursuant hereto.

                  2. The Assignee hereby assumes o% (US$o) of the obligations of the Assignor under the Credit Agreement (including, but not limited to, the obligation to advance its respective percentage of any Advance as and when required) and shall hereinafter be deemed a "Lender" for all purposes of the Credit Agreement, the Note, the Security Documents and any other Assignment and Assumption Agreement(s), the Assignee's Commitment thereunder being US$o in respect of the Facility.

                  3. The Assignee shall pay an administrative fee of US$3,000 to the Administrative Agent to reimburse the Administrative Agent for its cost in processing the assignment and assumption herein contained.

                  4. All references in the Note and in each of the Security Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as assigned and assumed pursuant to the terms hereof.

                  5. The Assignee irrevocably designates and appoints the Administrative Agent as its agent and irrevocably authorizes the Administrative Agent to take such action on its behalf and to exercise such powers on its behalf under the Credit Agreement, under the Note and under the other Security Documents, each as supplemented hereby, as are delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto all as provided in Section 15 of the Credit Agreement.

                  6. Every notice or demand under this Agreement shall be in writing and may be given by telecopy and shall be sent as follows:

                  If to the Assignor:

                                    [NAME OF ASSIGNOR]
                                    [ADDRESS]
                                    Telecopy No.:
                                    Attention:

                  If to the Assignee

                                    [NAME OF ASSIGNEE]
                                    [ADDRESS]
                                    Telecopy No.:
                                    Attention:

Every notice or demand hereunder shall be deemed to have been received at the time of receipt thereof.

                  7. EACH OF THE ASSIGNOR, AND BY ITS ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

                  8. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.


                  9. This Agreement may be executed in several counterparts with the same effect as if the parties executing such counterparts shall have all executed one agreement as of the date hereof, each of which counterparts when executed and delivered shall be deemed to be an original and all of such counterparts together shall constitute this Agreement.



                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the parties hereto have caused this [instrument] [Assignment and Assumption Agreement] to be duly executed as of the day and year first above written.


                                      [NAME OF ASSIGNOR]


                                      By: ____________________________
                                          Name:
                                          Title:


                                      [NAME OF ASSIGNEE]


                                      By: ___________________________
                                          Name:
                                          Title:

                                                                      EXHIBIT F





================================================================================




                         FORM OF COMPLIANCE CERTIFICATE


                                      from


                         MATSON NAVIGATION COMPANY, INC.


                                       to


                                DnB NOR BANK ASA
                       acting through its New York Branch,
                             as Administrative Agent












                                ___________, 2005



================================================================================

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------


                   CERTIFICATE OF THE CHIEF FINANCIAL OFFICER
                                       OF
                         MATSON NAVIGATION COMPANY, INC.
                       FOR THE PERIOD ENDED ______________


                The undersigned, being the [chief financial officer] of MATSON NAVIGATION COMPANY, INC., a Hawaiian corporation (the "Borrower"), hereby
                                                       --------
certifies, on behalf of the Borrower, to DnB NOR BANK ASA, as administrative agent (the "Administrative Agent"), in connection with that certain credit
            --------------------
agreement, dated as of ______, 2005 (the "Credit Agreement"), by and among (i) the Borrower, as borrower, (ii) the banks and financial institutions listed on
Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee and as administrative agent for the Lenders, as follows:

               (i) that I have reviewed the financial statements of the Borrower dated as of ________________ and for the ________ period then ended and such statements fairly present the financial condition of the Borrower as of the dates indicated and the results of their operations and cash flows for the periods indicated; and

              (ii) that I have reviewed the terms of the Credit Agreement, the Note and the Security Documents (collectively, the "Transaction Documents") and have made, or caused to be
                        ---------------------
                       made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower during the accounting period covered by the financial statements referred to in clause (i) above; and

             (iii) such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes an Event of Default nor any event which with the giving of notice or lapse of time or both would constitute an Event of Default, nor do I have knowledge of the existence of any such condition or event as at the date of this Certificate [EXCEPT, [IF SUCH CONDITION OR EVENT EXISTED OR EXISTS, DESCRIBE THE NATURE AND PERIOD OF EXISTENCE THEREOF AND WHAT ACTION THE BORROWER OR ANY OTHER ENTITY, AS THE CASE MAY BE, HAS TAKEN, IS TAKING AND PROPOSES TO TAKE WITH RESPECT THERETO]]; and

              (iv) the Borrower is in compliance with the covenants contained in Section 9 of the Credit Agreement and in each other Transaction Document to which it is a party, including, without limitation the covenants set forth in Sections 9.3(a), 9.3(b), 9.3(c), [9.3(d) and 9.3(e)], and
                       Annex A attached hereto shows the calculation thereof in reasonable detail.

                  Capitalized terms used herein without definition have the meaning ascribed thereto in the Credit Agreement.

                  IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of this _____ day of ___________, 200_.


                             MATSON NAVIGATION COMPANY, INC.


                             By: ___________________________________
                                 Name:
                                 Title:  [Chief Financial Officer]

                                                                       ANNEX A
                                                                       -------
                                                                            to
                                                        Compliance Certificate

1. Section 9.3(a) - Long-Term Debt to Net Worth Ratio:
   --------------------------------------------------

   A. The total notes, bonds, debentures, equipment obligations and other evidence of Indebtedness that would be included in long term debt in accordance with GAAP, including any
   guarantee or other liability for the debt of any other Person
   not otherwise included on the balance sheet of the Borrower       $__________


                             TO

   B. The total of paid-in capital stock, paid-in surplus, earned surplus and appropriated surplus, and all
   other amounts that would be included in net worth in
   accordance with GAAP, but exclusive of (i) any receivables from any stockholder, director, officer or employee of the
   Borrower or from any Related Party (other than current
   receivables arising out of the ordinary course of business and not outstanding for more than sixty (60) days) and (ii) any
   increment resulting from the reappraisal of assets;               $__________

Requirement per Credit Agreement at all times of not more than 2.00:1.00 Actual = _____:1.00


2. Section 9.3(c) - Net Worth:
   --------------------------

The total of paid-in capital stock, paid-in surplus, earned surplus and appropriated surplus, and all other amounts that would be included in net worth in accordance with GAAP, but exclusive of
(i) any receivables from any stockholder, director, officer or employee of the Borrower or from any Related Party (other than current receivables arising out of the ordinary course of
business and not outstanding for more than sixty (60) days) and
(ii) any increment resulting from the reappraisal of assets;         $__________


Minimum Requirement per Credit Agreement:
         The greater of:

         $250,000,000
                  or
         65% of the most recent reported shareholder equity of the Borrower (as reported in the annual audited financials)



3. Section 9.3(c) - Working Capital
   --------------------------------

   Working capital (as determined in accordance
   with GAAP)                                                       $___________


   Working capital must be positive at all times

[The following only if applicable]

4. Section 9.3(d) - Contingent Net Worth
   -------------------------------------

   The total of paid-in capital stock, paid-in surplus,
   earned surplus and appropriated surplus, and all
   other amounts that would be included in net worth in
   accordance with GAAP, but exclusive of (i) any receivables from any stockholder, director, officer or employee of the
   Borrower or from any Related Party (other than current
   receivables arising out of the ordinary course of
   business and not outstanding for more than sixty
   (60) days) and (ii) any increment resulting from the
   reappraisal of assets;                                            $__________


   Minimum Requirement per Credit Agreement:

            $350,000,000
                     plus
            50% of all quarterly net income earned
            after the effective date of a Change of
            Control

[The following only if applicable]

5. Section 9.3(e) - Contingent Collateral Value to Outstandings Ratio
   ------------------------------------------------------------------

   A.  Fair Market Value of the Vessel                      Actual = $__________


   B.  Outstanding amount of the Facility                   Actual = $__________


   Ratio                                                           ________:1.00

   After the Rating of the Borrower falls below either BBB with S&P or Baa2 with Moody's, the ratio of the Fair Market Value of the Vessel to of the outstanding amount of the Facility shall not be less than

                                                         EXHIBIT G


                                 DRAWDOWN NOTICE
                                 ---------------

                                                     ________, 200_
DnB NOR Bank ASA,
New York Branch
200 Park Avenue
31st Floor
New York, NY 10166

Ladies and Gentlemen:

                  Please be advised that, in accordance with Section 3.2 of the Credit Agreement (the "Credit Agreement") among (i) Matson Navigation Company, Inc., a Hawaiian corporation, as borrower (the "Borrower"), (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee and as administrative agent for the Lenders, [to be] dated as of ________, 2005, the undersigned hereby requests that an Advance (as defined in the Credit Agreement) be advanced to the Borrower as follows:

                 Drawdown Date:                            ___________, 200_

                 Interest Period:                          [one, three, six or
                                                           twelve] months

                 Amounts to be drawndown:
                        Advance                            US$____________

                 Disbursement Instructions:


                  The undersigned hereby represents and warrants that (a) the representations and warranties stated in Section 2 of the Credit Agreement (updated mutatis mutandis) are true and correct on the date hereof and will be
         ------- --------
true and correct on the Drawdown Date specified above as if made on such date unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (b) no Event of Default has occurred and is continuing or will have occurred and be continuing on the Drawdown Date, and no event has occurred or is continuing which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

                  The undersigned hereby covenants and undertakes that, in the event that on the date specified for making available the Advance as stated above, the Lenders shall not be obliged under the Credit Agreement to make the Advance available, the undersigned shall indemnify and hold the Lenders fully harmless against any losses which the Lenders may sustain as a result of borrowing or agreeing to borrow funds to meet the drawdown requirements as stated above, and the certificate of the Administrative Agent shall (save and except for manifest error) be conclusive and binding on the undersigned as to the extent of any losses sustained by the Lenders.

                  This Drawdown Notice is effective upon receipt by you and shall be irrevocable.

                                 Very truly yours,


                                 MATSON NAVIGATION COMPANY, INC.


                                 By: _________________________________
                                     Name:
                                     Title:

                                                                    EXHIBIT H


                                 INTEREST NOTICE
                                 ---------------

                                                            _________, 200_
DnB NOR Bank ASA,
New York Branch
200 Park Avenue
31st Floor
New York, NY 10166

Ladies and Gentlemen:

                  Please be advised that, in accordance with of the Credit Agreement (the "Credit Agreement") among (i) Matson Navigation Company, Inc., a Hawaiian corporation, as borrower (the "Borrower"), (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee and as administrative agent for the Lenders, the Borrower hereby notifies you that the duration of the Interest Period[s] to commence [insert date of commencement of next Interest Period(s)] with respect to $[Insert amount of relevant Advance to which Interest Period should apply] [and $[Insert amount of relevant Advance], respectively,] shall be as follows:

                     Interest Period:        [one, three, six or twelve] months

                     [Interest Period:       [one, three, six or twelve] months]

                  The undersigned hereby represents and warrants that (a) the representations and warranties stated in Section 2 of the Credit Agreement (updated mutatis mutandis) are true and correct as of the date hereof unless
         ------- --------
stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (b) no Event of Default has occurred and is continuing or will have occurred, and no event has occurred or is continuing which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

                                Very truly yours,

                                MATSON NAVIGATION COMPANY, INC.



                                By:  ______________________________
                                     Name:
                                     Title: